                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08419
                                                    -----------

                               Forward Funds, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                        433 California Street, 11th Floor
                             San Francisco, CA 94104
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Alan Reid, Jr.
                               Forward Funds, Inc.
                        433 California Street, 11th Floor
                             San Francisco, CA 94104
               --------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 800-999-6809
                                                            ------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2004
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Report to Stockholders

                                  FORWARDFUNDS

[LOGO]

ANNUAL REPORT
December 31, 2004

--------------------------------------------------------------------------------

                                                              Table of Contents


                  Shareholder Letter......................   1

                  Portfolios of Investments...............  40

                  Statement of Assets and Liabilities.....  74

                  Statement of Operations.................  77

                  Statements of Changes in Net Assets.....  80

                  Financial Highlights....................  86

                  Notes to Financial Statements........... 102

Forward Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406

The report has been prepared for the general information of Forward Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds Prospectus, which contains more complete information about Forward Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus before investing or sending money.

                                                December 31, 2004

--------------------------------------------------------------------------------


Dear Shareholders:

2004 was another year of growth and strong returns for the Forward Funds. While the markets faced many uncertainties throughout 2004, strong performance during the fourth quarter helped contribute to another year of solid investment returns across our fund family.

During 2004, we added another world-class fund to the Forward Funds family, Forward Global Emerging Markets Fund. Like Forward International Small Companies Fund, the Fund is managed by Pictet International Management, the investment management division of Pictet & Cie. Pictet's pioneering spirit first led it into emerging markets in 1989, and today, Pictet has one of the longest track records in the industry. In fact, the Global Emerging Markets investment team was awarded "Emerging Markets Manager of the Year" at the Global Pensions Awards 2004 in London.

In addition, as of January 1, 2005, we are pleased that our continued asset growth has enabled us to lower the expenses in the Forward Uniplan Real Estate Investment Fund from 1.89% to 1.79%. In 2004, due to asset growth and fee reductions, actual expenses for the Forward Uniplan Real Estate Investment Fund were 1.85%, four basis points below the cap of 1.89%. For the Forward Hoover Mini-Cap Fund Investor Class, actual expenses were 1.95%, four basis points below the cap of 1.99%.

Forward Funds Investment Performance

We continued to deliver our shareholders strong performance in 2004. As of 12/31/04, the Forward Hoover Small Cap Equity Fund Investor Class gained 22.77%, the Forward International Small Companies Fund Investor Class was up 25.55%, the Forward Global Emerging Markets Fund Investor Class returned 22.06%, the Forward Uniplan Real Estate Investment Fund was up 28.77%, the Forward Hoover Mini-Cap Fund Investor Class returned 15.64% and the Forward Hansberger International Growth Fund rose 13.00%.

The performance data quoted represent past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance date quoted.

               December 31, 2004              1

--------------------------------------------------------------------------------


For performance data current to the most recent month-end, please visit our web site at www.forwardfunds.com.

2004 Market Overview

2004 continued to be a challenging time for the domestic markets, as investors contended with several global uncertainties, including the continuing war in Iraq, the presidential election in the United States, rising interest rates, the falling dollar, rising oil prices and slowing corporate earnings growth.

However, despite slightly depressed or flat market performance in the first three quarters of the year, 2004 furthered the U.S. equity market revival which began in 2003. This improvement was due in large part to the post-election, fourth-quarter rally.

The S&P 500 returned 10.87% for the year, the Dow Jones Industrial Average rose 5.31% and the NASDAQ Composite Index was up 8.98% through year end. The small company stock benchmark, the Russell 2000 Index/1/, was up 18.33% for the year.

The international markets ended the year with strong performance, with the Morgan Stanley All Country World ex-US Index/2/ up 18.26% and the MSCI Emerging Markets Index/3/ gaining 25.95% in 2004.

Finally, despite initial strategists predictions for modest returns; lower-than-expected inflationary pressures, in addition to U.S. job market concerns combined to keep mortgage rates low, helping to fuel REIT fund performance. The REIT benchmark, the NAREIT Equity Index/4/, returned a very respectable 31.58% over the year.

2004 In Review

2004 was to be another year of continued investigations into questionable mutual fund industry conduct and many large investment managers in the country faced ongoing probes or sanctions by governmental regulators. As in the past, investors remained understandably concerned with the integrity of not only their investments, but also the companies with whom they've chosen to do business.

                              2                 December 31, 2004

--------------------------------------------------------------------------------



Forward Funds remains committed to transparent, clear and ethical investment practices. We have never tolerated market timing, after-hours trading or any other unlawful or unethical behaviors--and we never will.

We continue to be ever vigilant in preventing market timing. As of March 1, 2005 we will increase the holding period for new shares purchased in our funds to 180 days. This change is specifically designed to discourage short- term trading in our Funds, and shareholders in our Investor classes can exchange shares between the Forward Funds any time.

Additionally, we continue to enhance our Fund and investment manager information offerings to ensure that our industry-leading transparency efforts are available for the benefit of our shareholders including:

  . A weekly report of our daily fund flows on our web site so that you can review the investments and redemptions made each day in each of our Funds . Monthly and quarterly Fund updates from our investment managers
  . A quarterly list of all transactions in our Funds by the Officers of
    Forward Management, the investment advisor
  . The Forward Fund Code of Ethics, Prospectus and Statement of Additional
    Information which are always available on our web site, www.
    forwardfunds.com

As always, should you have additional questions about any of these matters, please do not hesitate to contact us at (800) 999-6809 or www.forwardfunds.com.

In closing, I would like to invite you take a moment to review our Funds' performance. Our range of funds in non-core asset classes offers low correlations to the S&P 500 and active investment management from top investment managers.

               December 31, 2004              3

--------------------------------------------------------------------------------



We appreciate the trust and confidence you place in Forward Funds, and we will continue to work diligently on your behalf. From all of us at Forward Funds, we wish you a prosperous and rewarding 2005.

Best Regards,

J. Alan Reid, President
Forward Management, LLC

You should consider the investment objectives, risks, charges and expenses of the Forward Funds carefully before investing. A prospectus with this and other information about the Forward Funds may be obtained by calling (800) 999-6809 or download one at www.forwardfunds.com/invest.htm and should be read carefully before investing.

/1/ The Hoover Small Cap Equity Fund's and Hoover Mini-Cap Fund's benchmark is the Russell 2000 Index. It is an index that measures the performance of the 2000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

/2/ The Forward Hansberger International Growth Fund's benchmark is the Morgan
    Stanley All Country World ex US Index. It is an unmanaged market capitalization-weighted index that includes reinvestment of capital gains and dividends, if any. It is commonly used to represent the performance of developed stock markets throughout the world, excluding the United States.

/3/ The Forward Global Emerging Markets Fund's benchmark is the MSCI Emerging
    Markets Free Index. It includes securities of approximately 680 companies domiciled in 26 markets.

/4/ The Forward Uniplan Real Estate Investment Fund's benchmark is the NAREIT
    Equity REIT Index (adjusted to reflect reinvestment of dividends). It is an index representative of tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

  Investors cannot invest directly in an index.


                              4                 December 31, 2004

     Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

--------------------------------------------------------------------------------

                                Fund Commentary

The market staged a strong fourth quarter rally after the election removed political uncertainty, lowered terrorist fears and enabled oil to decline over ten dollars per barrel. The rally allowed the major indices to post a gain for the year. The year 2004 was the sixth year of out performance for small cap stocks. During the last quarter the Russell 2000 outperformed the Dow Jones Industrial Average and the S&P 500, reversing the trend of the previous two quarters, which were led by the large caps. During the quarter the Russell 2000 advanced 14.1%, the S&P 500 gained 9.2% and the Dow Jones Industrial Average rose 7.2%. Only the NASDAQ outperformed the Russell 2000 with a 14.7% gain. For the full year, the Dow Jones Industrials advanced 5.3% and the S&P 500 climbed 10.9% in contrast to the 18.3% gain for the Russell 2000. Valuation mattered during the year with value strategies outperforming growth. Within growth, investors using valuation metrics such as P/E to growth and EV/EBITDA outperformed the high-beta related growth strategies. During the fourth quarter, however, the lower quality, no earnings, priced under five dollars, lowest market cap, highest beta, non-dividend paying stocks drove performance. This was the exact reverse of the type of companies which drove performance for the year overall where higher quality companies with strong fundamentals and dividends outperformed.

During the last part of the year, economic news remained mixed. The continuing fall of the dollar, large budget deficits and the definite reversal of a 20-year tailwind of declining interest rates remained a concern. The market seemed willing to overlook the problems in Iraq, the high cost of fuel and the projected slowing rate of economic and earnings growth for 2005. Investors instead focused on the positives of stronger job reports, continuing strength of the economy despite a slower rate of growth, low absolute interest rates, and the likelihood of a continuing favorable tax policy. In addition, investors responded positively to political certainty (Bush and the Republicans) rather than uncertainty (the unknown policies of Kerry), which had been overhanging the market for months.

Review of Small Cap Equity and Mini-Cap Portfolios

The Forward Hoover Small Cap Equity Fund Investor Class gained 22.77% and the Forward Hoover Mini-Cap Fund Investor Class returned 15.64% in

               December 31, 2004              5

     Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

--------------------------------------------------------------------------------


2004 versus the Fund's benchmark, the Russell 2000 which returned 18.33%.

During the first quarter, our investments in the Producer Durables, Health Care, Autos and Transportation, Consumer Discretionary and Consumer Staples sectors enabled the Funds to outperform our benchmark. We underperformed in Financial Services and Technology and were underweighted in Materials and Processing.

The sectors which provided the greatest contribution to return were Producer Durables and Health Care. Performance in Producer Durables was driven by our housing stocks and technology-related stocks. We became more cautious on this sector during the quarter, and used the strong market as an opportunity to sell or lock-in profits. In the fund portfolios we continued to hold homebuilder Standard Pacific (Small Cap (S) = 0.46% of net assets, Mini-Cap (M) = 0.00% of net assets) one of our best performers during the quarter. During the quarter we added to Health Care sector, which we liked for its strong demographic underpinnings, non-cyclical nature and reasonable valuations for research driven companies.

In the second quarter, Small Cap Equity performance was driven primarily by three sectors; Health Care, Energy and Technology, where we outperformed the Index by over 100 basis points in each sector. In Financial Services, Producer Durables and the Multi-Industry/Other sector we also outperformed the Index. We modestly underperformed in the Consumer sectors and Autos and Transportation. Portfolio emphasis shifted into the producer oriented sectors of the economy, lowering exposure to the Consumer sector. The Hoover Small Cap Equity Fund was overweighted in Energy, Producer Durables and Autos and Transportation. Technology outperformed with special situations stocks led by a 35% gain in Autodesk (S = 1.15%, M = 0.00%). Additionally, we cut back in the Consumer Discretionary sector during the quarter from 28% to 21%, taking profits in Furniture Brands (S = 0.00%, M = 0.00%), GameStop (S = 0.00%, M = 0.00%) and
Pacific Sunwear (S = 0.00%, M = 0.00%).

Value sectors like Energy and Basic Industries were the strongest sectors in the third quarter, while more traditional growth sectors like Technology, Consumer Staples and Health Care showed the poorest performance. In

                              6                 December 31, 2004

     Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

--------------------------------------------------------------------------------


addition, Small Cap stocks with higher dividend yields and lower betas generally outperformed.

During the last quarter of 2004 our portfolios modestly outperformed the 14.1% total return of the Russell 2000 Index. Our overweighted Energy, Technology, Consumer Discretionary, Producer Durables and Multi-Industry/Other sectors outperformed the Index. In Consumer Staples, Financial Services, Materials and Processing and HealthCare, our underweighting caused us to under perform the Index although our stocks in these sectors outperformed. In Autos and Transportation, our stocks underperformed, as they did in underweighted Utilities. Demonstrating how one stock can make a difference, our Multi-Industry/Other category, with only one stock in this sector, Walter Industries (S = 0.00%, M = 0.00%), contributed 0.9% (almost a full percent) to return for the quarter.

Our overview of the economy governed our stock selection during the fourth quarter; namely that pricing power in the economy has shifted from the consumer
(CPI) to the producer (PPI). Thus we overweighted the producer side of the economy, including the Industrial, Technology and Energy sectors. Late in the year we began to reduce our strong overweighting in Energy and lowered our weighting in the Materials sector, believing that stock prices reflected the strong pricing outlook.

During the last quarter of 2004 our Consumer sector had some strong performers, including Hibbett Sporting Goods (S = 0.98%, M = 0.97%), Universal Technical Institute (S = 0.00%, M = 0.75%) and Insight Enterprises (S = 0.94%,
M = 0.93%), all of which were up over 20%. The Consumer Discretionary sector includes diverse industries and subgroups, and therefore we can have strong performing special situations in all quarters, we lowered our sector weighting to under 22%. In Financial Services, our investments in capital market related companies were strong performers. Our REITs also performed well, most up more than 13%. While we had underperformers in Financials none of the stocks lost money, and we ended the year with a weighting greater than 16%. With rates rising, we believe stock performance in this sector will be very stock specific and special situation oriented in 2005. We are lowering our exposure to REITs and increasing our investment in special situation insurance companies in

               December 31, 2004              7

     Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

--------------------------------------------------------------------------------


2005. While we were underweighted in Health Care, the stocks we owned performed well. We are adding to the Health Care sector in 2005 as we are finding values in the small cap sector in companies which do not share the problems of "big pharma," which we believe held back all Health Care related stocks during the fourth quarter.

Our overweighting of the producer side of the economy helped us in the fourth quarter. In Materials and Processing, we began a new position in undervalued Comstock Homebuilding (S = 0.58%, M = 0.58%) and took profits in Steel Dynamics (S = 0.00%, M = 0.00%). Our underweighting in the Materials sector hurt our relative performance versus the Index. However, we currently find many of the Materials stocks overvalued and would look to add only on a pullback. We took profits in the Energy sector, lowering our weighting from more than 13% at the beginning of the quarter to less than 10% at quarter-end. We have been overweighted in this sector all year which has helped our performance. In 2005 we will continue to own Energy stocks, but not with such an overweight unless we get an opportunity on a pullback to add at better prices. We are still believers in the long-term investment thesis for the group. In overweighted Producer Durables, Bucyrus International (S = 1.03%, M = 0.98%) advanced more than 20%. Homebuilder Standard Pacific (S = 0.00%, M = 0.00%) advanced 13.8%. We were overweighted in Technology at the start of the quarter, and began to cut back toward the end of the quarter. Led by Micros Systems (S = 1.35%, M = 0.00%) which advanced more than 50% during the quarter, SRA (S = 0.55%,
M = 0.87%) also advanced double digits. We added security stocks including SafeNet (S = 0.97%, M = 0.00%) and Avocent (S = 1.26%, M = 1.00%). The sector returned 26% during the quarter. We are currently reducing our exposure and taking profits in this sector.

Outlook For 2005: Small Companies Stocks Continue to Outperform

The fate of small companies can continue to be driven by forces outside of the small companies universe in addition to their own superior outlook. We pointed out in the fourth quarter of 1999 that the entire market cap of the Russell 2000 was exceeded by the four largest stocks in the S&P 500: Microsoft
(S = 0.00%, M = 0.00%), GE (S = 0.00%, M = 0.00%), Cisco (S  = 0.00%,
M = 0.00%), and Wal-Mart (S = 0.00%,

                              8                 December 31, 2004

     Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

--------------------------------------------------------------------------------


M = 0.00%). The excessive valuation of large caps versus small caps has been correcting for five years. The market has been broadening out as large, mid and all cap investors have had to go down market to obtain performance in light of weaker large cap returns. Merrill Lynch (S = 0.00%, M = 0.00%) calls this "unwinding the blue chip bubble." We believe investors will continue to move toward lower market cap stocks because extremes in large cap valuation such as we had in 1999 and 2000 have not been adequately unwound and also because fundamentals favor small caps. Small cap valuations have snapped back but are far from the extreme levels which require a reversal. Small caps are selling currently at a 32% discount to large caps based on price to sales. In extremes, the group bottoms at 60% of sales and peaks at near parity.

Equally important, fundamentals for the small cap universe are currently expected to exceed those of the large cap universe in 2005. In fact, the gap between the earnings growth outlook for large and small caps has been widening for the last three quarters. The median earnings growth rate for Merrill's Small Cap Index has risen from 17% to 24% over the last four quarters, while that of the large caps has tapered off from 24% to 22%. Sales growth follows the same pattern, increasing for small caps from 11% to 14% over the last three quarters while stalling at 11% for large caps. In addition, First Call consensus earnings growth for 2005 for the S&P 600 of 17.6% exceeds that of the S&P 500 estimate of 10.5% by 710 basis points.

The current narrowing of quality spreads in the fixed income market also augers well for improved capital access for the smaller companies, and is exactly the opposite of the trend in 1998 and 1999 when small caps underperformed large caps. In addition, the IPO window has opened and private capital inflow to smaller companies has increased. The current liquidity trends in all of corporate America, in which cash holdings have increased dramatically, holds true in small as well as large caps. Working capital has increased on corporate balance sheets and cash as a percentage of working capital is at an all time high in small and large caps. However, we find that many large cap companies have been using cash primarily for stock buybacks and dividend increases; these are not signals to shareholders of exciting growth opportunities. Small caps are using the

               December 31, 2004              9

     Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

--------------------------------------------------------------------------------


capital for growth, both internal and by acquisition. Share buybacks don't make sense for the more illiquid small cap companies, nor do hefty dividend increases.

In this environment of more reasonable valuations for small caps and cash-rich larger companies with less than desirable internal growth opportunities, we should look for a strong merger and acquisition market to continue. Last year we had 10 acquisitions. We believe our type of companies, those with strong cash flows, healthy balance sheets and earnings growth in niche markets, make good acquisition targets and we look for this in 2005.

We continue to believe that the alternative investment classes of bonds, cash and real estate are less attractive than stocks. The possible loss of principal in a rising rate environment for bond investors, and/or low returns on cash as well as increased risks of appreciated real estate helps direct investors to stocks. We believe the key to success in the current market environment, where the flattening yield curve signals caution, remains selectivity. We believe companies with strong and improving fundamentals which are overlooked or unloved on Wall Street, rather than sector moves, will provide the key to success in 2005. Our investment process is well suited to this environment.

Irene G. Hoover, CFA
Portfolio Manager

                              10                December 31, 2004

                     Forward Hoover Small Cap Equity Fund

--------------------------------------------------------------------------------



             Weightings by Industry as a Percentage of Net Assets
                            as of December 31, 2004

                                    [CHART]

Auto & Transportation                             3%
Consumer Discretionary                           21%
Energy                                            8%
Financal Services                                21%
Health Care                                       7%
Materials & Processing                            5%
Net Other Assets and Liabilities                  3%
Producer Durables                                11%
Technology                                       19%
Utilities                                         2%



Portfolio holdings are subject to change.

                  Growth of a $10,000 Investment in the Fund

                                    [CHART]


             Forward Hoover
               Small Cap
              Equity Fund        Russell
             Investor Class    2000 Index/1/
  10/1/1998      $10,000         $10,000
 12/31/1998      $11,399         $11,631
  3/31/1999      $10,918         $11,000
  6/30/1999      $12,570         $12,711
  9/30/1999      $11,449         $11,907
 12/31/1999      $12,200         $14,103
  3/31/2000      $14,562         $15,102
  6/30/2000      $15,082         $14,531
  9/30/2000      $15,273         $14,692
 12/31/2000      $14,381         $13,677
  3/31/2001      $13,595         $12,787
  6/30/2001      $14,755         $14,614
  9/30/2001      $12,284         $11,576
 12/31/2001      $14,995         $14,017
  3/31/2002      $15,705         $14,576
  6/30/2002      $14,244         $13,358
  9/30/2002      $11,698         $10,499
 12/31/2002      $12,225         $11,146
  3/31/2003      $11,911         $10,645
  6/30/2003      $13,859         $13,139
  9/30/2003      $15,066         $14,332
 12/31/2003      $16,686         $16,413
  3/31/2004      $17,573         $17,440
  6/30/2004      $18,368         $17,523
  9/30/2004      $18,058         $17,022
 12/31/2004      $20,485         $19,421

               December 31, 2004              11

                     Forward Hoover Small Cap Equity Fund

--------------------------------------------------------------------------------



                            Average Annual Total Return Investor Class at
                               December 31, 2004:
                            1 Year                            22.77%
                            5 Year                            10.92%
                            Since Inception*                  12.15%
                            Average Annual Total Return Institutional Class at
                               December 31, 2004:
                            1 Year                            23.31%
                            5 Year                              N/A
                            Since Inception**                 15.51%

*   The Investor Class commenced operations on October 1, 1998.
**  The Institutional Class commenced operations on June 6, 2002.
/1/ The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Investors cannot invest directly in the index.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.forwardfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on net change in NAV, assuming reinvestment of all distributions.

This graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

                              12                December 31, 2004

                         Forward Hoover Mini-Cap Fund

--------------------------------------------------------------------------------



             Weightings by Industry as a Percentage of Net Assets
                            as of December 31, 2004

                                    [CHART]

Auto & Transportation                             4%
Consumer Discretionary                           23%
Consumer Staples                                  1%
Energy                                           10%
Utilities                                         2%
Net Other Assets and Liabilities                  7%
Financal Services                                17%
Health Care                                       7%
Materials & Processing                            7%
Producer Durables                                 8%
Technology                                       13%
Integrated Oils                                   1%


Portfolio holdings are subject to change.

                  Growth of a $10,000 Investment in the Fund

                                    [CHART]


            Forward Hoover
             Mini-Cap Fund    Russell 2000
            Investor Class      Index/1/
   1/1/2003    $10,000          $10,000
  3/31/2003     $9,870           $9,551
  6/30/2003    $12,090          $11,788
  9/30/2003    $13,010          $12,858
 12/31/2003    $14,391          $14,725
  3/31/2004    $14,779          $15,647
  6/30/2004    $15,039          $15,721
  9/30/2004    $15,049          $15,272
 12/31/2004    $16,641          $17,424



               December 31, 2004              13

                         Forward Hoover Mini-Cap Fund

--------------------------------------------------------------------------------



                            Average Annual Total Return Investor Class at
                               December 31, 2004:
                            1 Year                            15.64%
                            Since Inception*                  29.00%
                            Average Annual Total Return Institutional Class at
                               December 31, 2004:
                            1 Year                            16.24%
                            Since Inception**                 20.12%

*   The Investor Class commenced operations on January 1, 2003.
**  The Institutional Class commenced operations on August 15, 2003.
/1/ The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Investors cannot invest directly in the index.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.forwardfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on net change in NAV, assuming reinvestment of all distributions.

This graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

                              14                December 31, 2004

                  Forward Uniplan Real Estate Investment Fund

--------------------------------------------------------------------------------

                                Fund Commentary

Real Estate Investment Trusts turned in another excellent year during 2004, finishing with a strong fourth quarter rally. The Forward Uniplan REIT portfolios performed in-line during the quarter and for the year with their benchmark, the NAREIT Equity Index.

The Forward Uniplan Real Estate Investment Fund delivered a return of 28.77% and tracked the Fund's benchmark, the NAREIT Equity Index, throughout the year. The Fund ended 2004 narrowly missing the Index, which finished up the year at 31.58%.

After 14 straight up months in a row, the REIT market corrected sharply in April and early May with April showing the largest monthly decline ever in the REIT sector. The sharp drop in the sector was precipitated in part by an upward spike in the 10-year government bond yield in tandem with concerns over the high net asset values of REITs relative to their underlying property portfolios.

From May through September, the REIT market recovered from the earlier declines and went to new highs for the year. Continued economic improvement, improving real estate fundamentals in most markets and low interest rates contributed to the stabilization and growth of the REIT market throughout this period. In addition, lower quality REITs (rated below "A" by S&P) had strong performance during this period.

We continued to see indications that earnings in the REIT sector bottomed in the first three quarters of 2004. Property leasing reports indicated that rents continued to stabilize in a number of key markets. In addition, REITs reported the sale of non-core assets at strong price levels as property valuations remained firm in most markets. This improved operating performance should translate into increased earnings momentum for REITs in 2005.

During the fourth quarter, most of our portfolio companies reported earnings for the third quarter. Of those thirty five names reporting, three missed their consensus estimates and each of those missed by a single penny. This reflected the improved operating performance across a number of local real estate markets. We expect this trend to continue as the economy continues to improve.

               December 31, 2004              15

                  Forward Uniplan Real Estate Investment Fund

--------------------------------------------------------------------------------



Our approach centers on the fact that real estate is a local business and that supply and demand factors in the local markets drive real estate performance. Thus, geography plays an important role in our investment selection process. Currently our portfolio is tilted geographically toward the east coast with New York City, Washington D.C., Baltimore, Philadelphia and Boston being overweighted, and the Midwest and Southeast being underweighted.

Beyond tilting geography, our portfolio attempts to focus on controlling investment risk by remaining sector neutral to our benchmark. By remaining sector neutral, it allows us to focus on identifying the best properties in the best locations with the strongest management teams who are poised to take advantage of the improving conditions within the local real estate markets. Being sector neutral also avoids the risk of being significantly overweight a sector that underperforms, thus hurting the overall relative performance of the portfolio.

Rick Imperiale
Portfolio Manager

                              16                December 31, 2004

                  Forward Uniplan Real Estate Investment Fund

--------------------------------------------------------------------------------



             Weightings by Industry as a Percentage of Net Assets
                            as of December 31, 2004

                                    [CHART]


Specialty                            12%
Industrial                           13%
Office                               19%
Hotels                                5%
Health Care                           5%
Retail                               32%
Residential                          13%
Net Other Assets and Liabilities      1%



Portfolio holdings are subject to change.

                  Growth of a $10,000 Investment in the Fund

                                    [CHART]


             Forward Uniplan
               Real Estate          NAREIT
             Investment Fund    Equity Index/1/
  5/10/1999      $10,000           $10,000
  6/30/1999       $9,834           $10,054
  9/30/1999       $9,154            $9,246
 12/31/1999       $9,089            $9,153
  3/31/2000       $9,362            $9,372
  6/30/2000      $10,432           $10,359
  9/30/2000      $11,434           $11,151
 12/31/2000      $11,745           $11,566
  3/31/2001      $11,624           $11,611
  6/30/2001      $12,627           $12,890
  9/30/2001      $12,515           $12,552
 12/31/2001      $13,073           $13,177
  3/31/2002      $13,931           $14,265
  6/30/2002      $14,715           $14,980
  9/30/2002      $13,550           $13,625
 12/31/2002      $13,538           $13,681
  3/31/2003      $13,566           $13,773
  6/30/2003      $14,736           $15,578
  9/30/2003      $15,840           $17,053
 12/31/2003      $17,399           $18,761
  3/31/2004      $19,456           $21,015
  6/30/2004      $18,242           $19,794
  9/30/2004      $19,446           $21,423
 12/31/2004      $22,405           $24,685


               December 31, 2004              17

                  Forward Uniplan Real Estate Investment Fund

--------------------------------------------------------------------------------



                            Average Annual Total Return at December 31, 2004:
                            1 Year                        28.77%
                            5 Year                        19.77%
                            Since Inception*              15.34%

* The Fund commenced operations on May 10, 1999.
/1/ The National Association of Real Estate Investment Trusts (NAREIT) is the national trade association for real estate companies. The index is unmanaged and investors cannot invest directly in the index.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.forwardfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on net change in NAV, assuming reinvestment of all distributions.

This graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

                              18                December 31, 2004

                 Forward Hansberger International Growth Fund

--------------------------------------------------------------------------------

                                Fund Commentary

For investors, 2004 will be remembered as a year of crosswinds. The Hansberger International Growth Fund (the "Fund") experienced three specific headwinds and one tailwind. As a fund that invests predominantly in high quality, mid-to-large capitalization growth stocks, the Fund experienced challenges posed by three opposing conditions in the equity environment. The market context was one in which small cap stocks outperformed large cap, value-style investing outperformed a growth-style, and the shares of "low-quality" companies performed better than those of "high-quality" firms. The significant tailwind that helped to boost the performance of the Fund was the rise of foreign currencies.

The Fund returned 13% during 2004 versus the Morgan Stanley All Country World ex-US Index which returned 18.26% for the year.

Although the first three quarters of the year were unrewarding for U.S. investors as markets essentially traded sideways, there was a significant pickup in the final quarter. We are currently experiencing a global resynchronization of positive economic growth. All major regional economies are currently moving forward; the U.S., Europe, Japan, China and the rest of the Emerging Markets all have economies that are expanding. As a result, energy and industrial commodity industries have enjoyed relatively tight supply/demand situations and prices have escalated. To counter the potential threat of accelerating inflation, a number of central banks have begun to pro-actively raise interest rates to intentionally decelerate their economies. Policy rates in the U.K., the U.S., Canada and China have all been elevated recently. It is generally expected that this effort will be successful and that global economic growth will persist at a healthy rate of close to 3%.

Over the course of 2004, the relative performance of economic sectors diverged considerably. Although all sectors had positive returns as measured in dollars, the top performers were Utilities (+32.5%), Energy (+26.6%) and Financials (+25.6%). These three areas are generally considered to be representative of value-style investing. The two sectors which significantly lagged the overall market were Information Technology (+7.1%) and Healthcare (+13.9%).

               December 31, 2004              19

                 Forward Hansberger International Growth Fund

--------------------------------------------------------------------------------



Looking ahead to 2005, the Fund is constructed in such a way as to be structurally overweight in those sectors which we believe represent long-term secular growth: Information Technology, Healthcare and Telecommunications. At the same time, the Fund is underweight in those areas whose trend growth rates over the long term have been more pedestrian: Utilities, Energy and Materials. Our expectations are that interest rates will likely continue to rise in a measured manner sufficient to contain global growth within a pace that should prevent a repeat of commodity price shocks. To reflect these assumptions, our strategy incorporates a belief that secular growth sectors will outperform cyclical areas. In any event, we continue to maintain these exposures within modest tilts (+/-5%) of the benchmark weights and strive to add value predominantly through stock selection.

As interest rates have risen recently, the environment for low-quality companies (i.e. those which are more financially stressed/leveraged) has become less hospitable. Hence, our current portfolio structure is designed to be forward looking and anticipates a recovery in relative performance of high-quality companies.

We look forward to participating in the results of what we believe to be high-quality, growth companies in the Fund for the upcoming year.

Tom Tibbles
Portfolio Manager

                              20                December 31, 2004

                 Forward Hansberger International Growth Fund

--------------------------------------------------------------------------------


              Weightings by Region as a Percentage of Net Assets
                            as of December 31, 2004


                                    [CHART]

Japan                                            21%
North America                                     3%
Pacific ex Japan                                  8%
Emerging Markets                                  8%
United Kingdom                                   21%
Europe ex UK                                     37%
Net Other Assets and Liabilities                  2%



             Weightings by Industry as a Percentage of Net Assets
                            as of December 31, 2004

                                    [CHART]


Financial Services                              10%
Information Technology                          11%
Health Care                                     12%
Materials                                        4%
Consumer Discretionary                          16%
Banks                                           17%
Energy                                           5%
Industrials                                      9%
Telecommunication Services                       9%
Consumer Staples                                 5%
Net Other Assets and Liabilities                 2%



Portfolio holdings are subject to change.

               December 31, 2004              21

                 Forward Hansberger International Growth Fund

--------------------------------------------------------------------------------



                  Growth of a $10,000 Investment in the Fund

                                    [CHART]



           Forward Hansberger     MS All Country
              International        World Index
               Growth Fund        Free ex-USA(1)

 10/1/1998       $10,000             $10,000
12/31/1998       $11,323             $11,988
 3/31/1999       $11,654             $12,220
 6/30/1999       $12,737             $12,734
 9/30/1999       $12,607             $13,114
12/31/1999       $14,170             $15,441
 3/31/2000       $13,641             $15,507
 6/30/2000       $13,712             $14,814
 9/30/2000       $13,163             $13,557
12/31/2000       $12,390             $12,918
 3/31/2001       $10,539             $11,169
 6/30/2001       $10,773             $11,065
 9/30/2001        $8,494              $9,389
12/31/2001        $9,796             $10,208
 3/31/2002       $10,040             $10,322
 6/30/2002        $9,603              $9,962
 9/30/2002        $7,568              $7,995
12/31/2002        $8,352              $8,521
 3/31/2003        $7,701              $7,838
 6/30/2003        $9,206              $9,284
 9/30/2003       $10,040             $10,033
12/31/2003       $11,505             $11,716
 3/31/2004       $11,800             $12,204
 6/30/2004       $11,556             $11,991
 9/30/2004       $11,352             $12,046
12/31/2004       $13,000             $13,854


                            Average Annual Total Return at December 31, 2004:
                            1 Year                        13.00%
                            5 Year                        (1.71)%
                            Since Inception*               4.29%

* The Fund commenced operations on October 1, 1998.
/1/ The Morgan Stanley All Country World Index Free ex-USA is an unmanaged index comprised of 47 developed and developing market countries and does not include the United States. Investors cannot invest directly in the index.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.forwardfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on net change in NAV, assuming reinvestment of all distributions.

This graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

                              22                December 31, 2004

                     Forward Global Emerging Markets Fund

--------------------------------------------------------------------------------

                                Fund Commentary

Global emerging markets had a strong year in 2004. Early concerns over domestic political unrest, oil price shocks and the direction of the Chinese economy subsided significantly as the fourth quarter contributed the bulk of the year's performance [+17.2%].

The markets resisted a knee-jerk reaction to the devastating drama and human toll of the Asian tsunami. In fact Indonesia [+24.7%] led the quarter's gains, driven by improving sentiment towards the new administration and its plans for economic reform. Latin America posted a strong final quarter [+21.0%] driven by healthy gains in Brazil [+23.2%] following favorable trends in growth and inflation data. The EMEA region [+16.5%] contained a wide dispersion of returns. South Africa [+24.2%] benefited from a firmer rand and commodity prices while Turkey [+28.4%] enjoyed significant foreign interest as their efforts to join the EU took a step closer. Russian stocks suffered [-5.4%] as the YUKOS affair permeated into wider concerns of government intervention and the tax affairs of Vimpelcom were called into question.

The fund performed close to the benchmark index over both the final quarter and the year as a whole. In 2004, the Forward Global Emerging Markets Fund Investor Class was up 22.06% for the year, versus the MSCI Emerging Markets Index which rose 25.95% in 2004. Overweight positions in Brazil, Turkey, India and Indonesia for the balance of the year provided a positive contribution to relative returns. The underweight strategy in Russia also aided relative returns. Of less benefit was the overweight stance in the Philippines and the strategy to underweight equities in China, Mexico, South Africa and Poland.

On the face of it 2005 should approximate last year's performance. We are tentatively suggesting a U.S. dollar rise of 5-10% as opposed to the 15-20% which we forecast last year; however, the accompanying level of volatility could be higher over the coming twelve months with some significant downside risks.

The secular case for emerging markets remains intact, namely that despite over three years of out performance, these markets are not yet pricing in superior economic growth prospects and the massive decline in macro economic and political risk, which has taken place over the past half

               December 31, 2004              23

                     Forward Global Emerging Markets Fund

--------------------------------------------------------------------------------


decade. Nonetheless, valuation indicators relative to developed markets are by no means as cheap as they were in 2001 and 2002. The MSCI Emerging Markets Index is trading on a Price/Earnings ratio of 11.7x, which represents a 40% discount to its developed peer group, which is in line with the historical average. On the less cyclically influenced Price/Book Value, at 1.8x, global emerging markets are trading close to historical fair value given a Return on Equity of 14%. Indeed, global emerging markets now trade at a premium to many global markets, if one takes the apparently overvalued U.S. out of the equation, but we would argue that a bigger premium to say slow growing Europe is richly deserved given the better growth and demographic profile of most emerging markets. Going through the asset class on a more stock specific basis we can still find clear instances of valuation anomalies, though far fewer than pre-2003, which tends to underwrite our expectation of more moderate returns going forward.

We can identify three major macro risks going into 2005. First, we anticipate a softening in U.S. economic growth through next year as interest rates continue to rise in the face of U.S. dollar weakness driven by the twin deficits. Second, we continue to expect an eventual sharp deceleration in the rate of economic growth in China as the authorities battle to bring fixed investment under control and rebalance the economy towards consumption, but this may still not come for several years. Finally, emerging market bond spreads (EMBI) at 345 basis points are at an all time low and are almost priced for perfection so any deterioration in the global environment could have a disproportionate impact.

Against this background it is therefore difficult to see how the historically high equity risk premium will come down dramatically over the next twelve months. We also envision fluctuating views about the global economy creating significantly more volatility than was the case in 2004. Investors are likely to become more bullish about global growth prospects over the early part of the year, although there could well be some disappointment about the magnitude of any move in the Chinese Remninbi. Accordingly, cyclicals, especially material stocks, could experience relative strength with concomitant weakness in financials and other interest rate sensitive stocks. In addition, those markets such as

                              24                December 31, 2004

                     Forward Global Emerging Markets Fund

--------------------------------------------------------------------------------


Brazil, Indonesia and Turkey which have historically been negatively correlated with rising EMBI spreads are likely to under perform. In an extreme scenario it is conceivable that we could see a mini 'bubble' in commodities and related stocks, which we would see as an opportunity to further reduce positions but at an obvious cost to short-term performance. Over 2005 as a whole however, we have little doubt that the more economically sensitive stocks will under perform once the dual concerns of an eventual hard landing in both the Chinese economy and U.S. consumer spending begins to gain traction.

In view of the aforementioned, it is no surprise that our core proprietary database analysis shows relatively little variance in the aggregate of stock valuations by country. Almost all of the markets are in a tight range of between 40% and 60% of stocks valued at a discount to the sector median averages with a few significant exceptions of Brazil, Turkey, India and the Philippines. The fund retains a preference for Asia over EMEA and Latin America. The Asian markets offer an array of attractively valued companies and should be able to negotiate their way between the alternative risks of rising commodity prices and a "growth recession" in China. The fund is underweight China, South Africa, Russia and Malaysia. In general, the fund is overweight the more domestically oriented stocks such as Banks and Telecommunication companies and much more selective towards Energy and Commodity related stocks. In general, we can still find clear instances of valuation anomalies, though far fewer than in pre-2003, which tends to underwrite our expectation of more moderate returns going forward.

Oliver Bell
Portfolio Manager

               December 31, 2004              25

                     Forward Global Emerging Markets Fund

--------------------------------------------------------------------------------



              Weightings by Country as a Percentage of Net Assets
                            as of December 31, 2004

                                    [CHART]



Brazil                                               12%
China                                                 3%
Czech Republic                                        1%
Egypt                                                 1%
Hong Kong                                             1%
Hungary                                               1%
India                                                 7%
Indonesia                                             6%
Israel                                                3%
Luxembourg                                            1%
Malaysia                                              2%
Mexico                                                4%
Philippines                                           3%
Poland                                                1%
Russia                                                1%
South Africa                                         10%
South Korea                                          19%
Taiwan                                               13%
Thailand                                              5%
Turkey                                                5%
Net Other Assets and Liabilities                      1%



                              26                December 31, 2004

                     Forward Global Emerging Markets Fund

--------------------------------------------------------------------------------



             Weightings by Industry as a Percentage of Net Assets
                            as of December 31, 2004

                                    [CHART]



Banks                                                21%
Telecommunication Services                           13%
Materials                                            13%
Capital Goods                                         8%
Semiconductor & Semi Equipment                        7%
Automobiles & Components                              5%
Energy                                                5%
Technology Hardware & Equipment                       5%
Insurance                                             4%
Food, Beverage & Tobacco                              3%
Utilities                                             3%
Diversified Financials                                2%
Pharmaceuticals & Biotech                             2%
Consumer Durables & Apparel                           2%
Software & Services                                   2%
Media                                                 1%
Real Estate                                           1%
Transportation                                        1%
Hotels, Restaurants & Leisure                         1%
Net Other Assets and Liabilities                      1%



               December 31, 2004              27

                     Forward Global Emerging Markets Fund

--------------------------------------------------------------------------------



                   Growth of $10,000 Investment in the Fund

                                    [CHART]

                                                           International Finance
                Forward Global     Morgan Stanley Capital    Corporation Global
            Emerging Markets Fund  International Emerging     Composite Index
             Institutional Class    Markets Free Index*       Total Return*

  9/30/1995       $10,000               $10,000                 $10,000
 12/31/1995        $9,528                $9,865                  $9,702
  3/31/1996       $10,302               $10,479                 $10,299
  6/30/1996       $10,758               $10,917                 $11,012
  9/30/1996       $10,049               $10,521                 $10,649
 12/31/1996       $10,321               $10,460                 $10,468
  3/31/1997       $11,541               $11,345                 $11,472
  6/30/1997       $12,478               $12,316                 $12,259
  9/30/1997       $11,663               $11,212                 $11,157
 12/31/1997        $9,156                $9,248                  $8,945
  3/31/1998        $9,589                $9,820                  $9,603
  6/30/1998        $7,195                $7,503                  $7,528
  9/30/1998        $5,977                $5,852                  $6,062
 12/31/1998        $7,029                $6,904                  $7,059
  3/31/1999        $7,401                $7,763                  $7,684
  6/30/1999       $10,043                $9,657                  $9,760
  9/30/1999        $8,805                $9,159                  $9,377
 12/31/1999       $11,499               $11,490                 $11,486
  3/31/2000       $11,520               $11,768                 $11,851
  6/30/2000        $9,218               $10,572                 $10,705
  9/30/2000        $8,134                $9,197                  $9,342
 12/31/2000        $7,246                $7,973                  $8,182
  3/31/2001        $6,947                $7,539                  $7,978
  6/30/2001        $7,174                $7,842                  $8,310
  9/30/2001        $5,729                $6,148                  $6,533
 12/31/2001        $7,197                $7,783                  $8,159
  3/31/2002        $8,357                $8,671                  $9,109
  6/30/2002        $7,928                $7,944                  $8,545
  9/30/2002        $6,424                $6,649                  $7,152
 12/31/2002        $7,240                $7,316                  $7,870
  3/31/2003        $6,874                $6,887                  $7,408
  6/30/2003        $8,694                $8,497                  $9,139
  9/30/2003       $10,211                $9,706                 $10,440
 12/31/2003       $12,505               $11,434                 $12,298
  3/31/2004       $13,526               $12,545                 $13,494
  6/30/2004       $12,052               $11,344                 $12,202
  9/30/2004       $13,108               $12,281                 $13,209
 12/31/2004       $15,289               $14,401                 $15,490



                            Average Annual Total Return Investor Class at
                               December 31, 2004:
                            1 Year                            22.06%
                            5 Year                              N/A
                            Since Inception*                  52.97%

                            Average Annual Total Return Institutional Class at
                               December 31, 2004:
                            1 Year                            22.26%
                            5 Year                             5.86%
                            Since Inception**                  4.70%

* The Investor Class commenced operations on 04/09/03.
** The Institutional Class commenced operations on 10/04/95.
/1 /The International Finance Corporation Global Composite Index Total Return
   ("IFC Global Composite Index") includes securities of approximately 1,812 companies domiciled in 34 markets. The IFC Global Composite Index was used as the Fund's benchmark until June 30, 2002. As of July 1, 2002 the Fund uses the Morgan Stanley Capital

                              28                December 31, 2004

                     Forward Global Emerging Markets Fund

--------------------------------------------------------------------------------


  International Emerging Markets Free Index ("MSCI Emerging Markets Free Index") as its benchmark. The MSCI Emerging Markets Free Index includes securities of approximately 680 companies domiciled in 26 markets. The Fund has selected the MSCI Emerging Markets Free Index because the Fund's investment adviser believes that the MSCI Emerging Markets Free Index provides a more accurate benchmark for comparing Fund performance. Investors cannot invest directly in the index.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.forwardfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on net change in NAV, assuming reinvestment of all distributions.

This graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

               December 31, 2004              29

                  Forward International Small Companies Fund

--------------------------------------------------------------------------------

                                Fund Commentary

With December showing further progress, 2004 closed with most equity indexes having broken out from the trading ranges that had constrained their progress for much of the year.

Within small caps, a firm December capped a strong quarter and year in which the benchmark, the HSBC World ex U.S. Smaller Companies Index, returned a very respectable 31.78%. Despite outperforming in December and being flat relative over the quarter, the Fund lagged the benchmark for the year as a whole, rising 25.5%. This was mainly due to poor stock selection in the first quarter in Japan, and a disappointing return from our Australian portfolio, though this was partially offset from excellent returns in Austria, Germany and France.

With global growth strong, corporate earnings robust and commodity prices rising, the positive return achieved from bond markets during 2004 stands out as an unusual occurrence. Although the U.S. Federal Reserve tightened interest rate policy in response to accelerating growth, with the Federal Funds rate rising from 1% in June to 2.25% by year end, investors in longer-dated bonds remained sanguine about inflation prospects and prices benefited from the efforts of Asian banks to keep their domestic currencies from appreciating against the dollar. The extent to which a continued orderly decline of the dollar can be achieved is central to maintaining equity market stability--any sustained sell-off in U.S. bonds occurring in conjunction with further falls in the dollar should be regarded as a significant warning indicator.

The behavior of the bond markets reflects the unusual nature of the current cycle which is characterized by offsetting inflationary and deflationary forces. On the one hand inflationary pressures are evident, as rising commodity prices, falling unemployment levels and strong consumer demand (particularly in the U.S.) have appeared as the normal cyclical accompaniments to strong global growth - the rate of which recorded a 28-year high in 2004. However, these upward price pressures have been neutralized by the impact of the emergence of China as a source of cheap manufacturing capacity.

                              30                December 31, 2004

                  Forward International Small Companies Fund

--------------------------------------------------------------------------------



The impact of this supply shock of incremental labor has rippled, not only through other Asian manufacturing countries, but is also affecting the strategies of Western companies. Reflecting the need to reduce manufacturing costs so as to remain competitive, outsourcing of both production and service functions has continued. Additionally, as earnings have risen, companies have reduced costs through the paying down of debt rather than financing renewed capital spending programs. This repair of balance sheets has left many corporates awash with cash and so has contributed to an easing of any upward pressure on borrowing and therefore on interest rates. An additional benign feature, as far as equity market performance is concerned, has been the consequent recovery of corporate merger and acquisition activity over the last year and which ultimately helped markets break out of their trading ranges.

The question for the markets as we enter 2005 is whether this benign phase can be maintained, or have investors underestimated the scope for a tighter monetary policy in North America. While Asian savings surpluses have pushed down interest rates, the commensurate savings shortage in the U.S. leaves that economy vulnerable to a sharper slowdown should interest rates rise by more than consumers anticipate. Although seasonal factors currently remain positive, it may be that we are approaching a more challenging period for markets with regards to the outlook for interest rates. Nevertheless, even if global growth is likely to decelerate during 2005, the risk of dramatic downward revisions to corporate profits seems relatively low and furthermore equity valuations remain attractive relative to bonds.

In the latter half of 2004 we maintained an overweight stance in the Pacific ex-Japan region, which was balanced by underweights in the U.K. and Japan. The strategy rewarded us, as Asia performed particularly well over the year with markets such as Hong Kong and Singapore benefiting from the combination of strong global growth and falling bond yields, while Japan and the U.K. lagged. However, given the risk of a more negative interest rate outlook we are continuing our strategy of gradually taking some profits there. Japan, by contrast, remains a potentially intriguing market with a combination of relatively cheap valuations, ongoing

               December 31, 2004              31

                  Forward International Small Companies Fund

--------------------------------------------------------------------------------


corporate restructuring as well as signs of change in the previously restrictive regulatory regime. Add the factors mentioned above, relating to merger activity and the exceptional levels of corporate cash flows, and there could be a major reappraisal of Japan's potential. We are not yet at a neutral stance but are increasing our research effort there, looking for stocks with company-specific triggers, as the economic background is not yet compelling.

As far as Continental Europe is concerned, we are maintaining our modest overweight position, not because of optimism regarding the economy, but rather because of our ability to identify stocks where relative earnings acceleration (due to developments at the company level) appears not to have been discounted by the market. We retain a preference for Germany, Austria and France, where our portfolios performed so well last year.

Michael McLaughlin
Portfolio Manager

                              32                December 31, 2004

                  Forward International Small Companies Fund

--------------------------------------------------------------------------------


  Weightings by Region as a Percentage of Net Assets as of December 31, 2004

                                    [CHART]


Japan                                  10%
Pacific ex Japan                       14%
Emerging Markets                        3%
United Kingdom                         13%
Europe ex UK                           57%
Net Other Assets and Liabilities        3%



               December 31, 2004              33

                  Forward International Small Companies Fund

--------------------------------------------------------------------------------


             Weightings by Industry as a Percentage of Net Assets
                            as of December 31, 2004

                                    [CHART]



 Capital Goods                                   23%
 Technology Hardware & Equipment                  7%
 Materials                                        6%
 Real Estate                                      6%
 Consumber Durables & Apparel                     6%
 Health Care Equipment & Services                 5%
 Insurance                                        5%
 Software & Services                              5%
 Diversified Financials                           4%
 Media                                            4%
 Transportation                                   4%
 Energy                                           3%
 Utilities                                        3%
 Banks                                            3%
 Automobiles & Components                         3%
 Net Other Assets and Liabilities                 3%
 Retailing                                        2%
 Food & Drug Retailing                            2%
 Hotels, Restaurants & Leisure                    2%
 Commercial Services & Supplies                   1%
 Pharmaceuticals & Biotech                        1%
 Semiconductor & Semi Equipment                   1%
 Food, Beverage & Tobacco                         1%



Portfolio holdings are subject to change.

                              34                December 31, 2004

                  Forward International Small Companies Fund

--------------------------------------------------------------------------------



                  Growth of a $10,000 Investment in the Fund

                                    [CHART]


            Forward International
            Small Companies Fund      HSBC World excluding
             Institutional Class   U.S. Small Companies Index/1/

   2/7/1996       $10,000                   $10,000
  3/31/1996       $10,040                   $10,278
  6/30/1996       $10,671                   $10,747
  9/30/1996       $10,084                   $10,385
 12/31/1996       $10,285                   $10,648
  3/31/1997       $10,067                   $10,697
  6/30/1997       $10,868                   $11,038
  9/30/1997       $10,878                   $10,590
 12/31/1997        $9,495                    $9,282
  3/31/1998       $11,294                   $10,834
  6/30/1998       $11,006                   $10,500
  9/30/1998        $9,136                    $8,735
 12/31/1998       $10,003                    $9,587
  3/31/1999       $10,645                    $9,936
  6/30/1999       $11,714                   $11,085
  9/30/1999       $12,990                   $12,034
 12/31/1999       $18,651                   $12,809
  3/31/2000       $25,911                   $13,667
  6/30/2000       $23,600                   $12,601
  9/30/2000       $23,182                   $11,858
 12/31/2000       $19,874                   $10,923
  3/31/2001       $16,389                    $9,925
  6/30/2001       $16,156                    $9,820
  9/30/2001       $13,022                    $8,209
 12/31/2001       $14,318                    $9,082
  3/31/2002       $14,688                    $9,418
  6/30/2002       $14,922                    $9,717
  9/30/2002       $12,331                    $7,798
 12/31/2002       $12,618                    $8,305
  3/31/2003       $12,070                    $7,896
  6/30/2003       $14,676                    $9,877
  9/30/2003       $17,340                   $11,385
 12/31/2003       $20,435                   $13,202
  3/31/2004       $22,086                   $14,581
  6/30/2004       $22,007                   $14,832
  9/30/2004       $22,007                   $14,751
 12/31/2004       $25,747                   $17,397


                            Average Annual Total Return Investor Class at
                               December 31, 2004:
                            1 Year                            25.55%
                            5 Year                              N/A
                            Since Inception*                  23.21%

                            Average Annual Total Return Institutional Class at
                               December 31, 2004:
                            1 Year                            25.99%
                            5 Year                             6.66%
                            Since Inception**                 11.21%

* The Investor Class commenced operations on March 5, 2002.
** The Institutional Class commenced operations on February 7, 1996.
/1/ The HSBC World excluding U.S. Small Companies Index is an index composed of approximately 1,200 smaller company stocks covering 21 markets.

Index information is available at month-end only, therefore, the closest month-end inception date of the Fund has been used.

               December 31, 2004              35

                  Forward International Small Companies Fund

--------------------------------------------------------------------------------



The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.forwardfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on net change in NAV, assuming reinvestment of all distributions.

This graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

                                 *  *  *  *  *

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The first Form N-Q was filed for the quarter ended September 30, 2004. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds' proxy voting policies and procedures and how the Funds' voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2004 are available (i) without charge, upon request, by calling (800) 999-6809 and (ii) on the Securities and Exchange Commission's website at www.sec.gov.

                              36                December 31, 2004

--------------------------------------------------------------------------------


Forward Funds
Disclosure of Fund Expenses
For the Six Months Ended December 31, 2004 (Unaudited)


We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund's costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled "Expenses Paid During Period."

Hypothetical 5% Return: This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses

               December 31, 2004              37

--------------------------------------------------------------------------------

                                                                  Forward Funds
                                                    Disclosure of Fund Expenses
                         For the Six Months Ended December 31, 2004 (Unaudited)

based on an assumed 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                              38                December 31, 2004

--------------------------------------------------------------------------------

Forward Funds
Disclosure of Fund Expenses
For the Six Months Ended December 31, 2004 (Unaudited)


                                                                Expenses Paid
                           Beginning      Ending                During Period
                         Account Value Account Value  Expense     07/01/04-
                           07/01/04      12/31/04    Ratio/(1)/ 12/31/04/(2)/
                         ------------- ------------- ---------  -------------
  Forward Hoover Small Cap Equity Fund
  Actual Fund Return
  Investor Class........   $1,000.00     $1,115.30     1.78%       $ 9.46
  Institutional Class...   $1,000.00     $1,117.30     1.34%       $ 7.13
  Hypothetical 5% Return
  Investor Class........   $1,000.00     $1,016.19     1.78%       $ 9.02
  Institutional Class...   $1,000.00     $1,018.40     1.34%       $ 6.80
  Forward Hoover Mini-Cap Fund
  Actual Fund Return
  Investor Class........   $1,000.00     $1,106.50     1.91%       $10.11
  Institutional Class...   $1,000.00     $1,108.70     1.43%       $ 7.58
  Hypothetical 5% Return
  Investor Class........   $1,000.00     $1,015.53     1.91%       $ 9.68
  Institutional Class...   $1,000.00     $1,017.95     1.43%       $ 7.25
  Forward Uniplan Real Estate Investment Fund
  Actual Fund Return....   $1,000.00     $1,228.20     1.85%       $10.36
  Hypothetical 5% Return   $1,000.00     $1,015.84     1.85%       $ 9.37
  Forward Hansberger International Growth Fund
  Actual Fund Return....   $1,000.00     $1,125.00     1.69%       $ 9.03
  Hypothetical 5% Return   $1,000.00     $1,016.64     1.69%       $ 8.57
  Forward International Small Companies Fund
  Actual Fund Return
  Investor Class........   $1,000.00     $1,167.80     1.45%       $ 7.90
  Institutional Class...   $1,000.00     $1,170.00     1.20%       $ 6.55
  Hypothetical 5% Return
  Investor Class........   $1,000.00     $1,017.85     1.45%       $ 7.35
  Institutional Class...   $1,000.00     $1,019.10     1.20%       $ 6.09
  Forward Global Emerging Markets Fund
  Actual Fund Return
  Investor Class........   $1,000.00     $1,266.50     1.91%       $10.88
  Institutional Class...   $1,000.00     $1,268.50     1.70%       $ 9.69
  Hypothetical 5% Return
  Investor Class........   $1,000.00     $1,015.53     1.91%       $ 9.68
  Institutional Class...   $1,000.00     $1,016.59     1.70%       $ 8.62

------------------
(1) Annualized, based on the Portfolio's most recent fiscal half-year expenses.
(2) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

               December 31, 2004              39

--------------------------------------------------------------------------------

                                           Forward Hoover Small Cap Equity Fund
                                                       Portfolio of Investments

                                                             Value
          Shares                                            (Note 2)
          -------                                         ------------
          COMMON STOCKS - 97.33%
                  Auto & Transportation - 2.94%
           36,300 Forward Air Corp.*..................... $  1,622,610
           28,500 Old Dominion Freight Line, Inc.*.......      991,800
           42,200 U.S. Xpress Enterprises, Inc., Class A*    1,236,460
           92,300 Wabtec Corp............................    1,967,836
                                                          ------------
                                                             5,818,706
                                                          ------------
                  Consumer Discretionary - 21.26%
           60,800 A.C. Moore Arts & Crafts, Inc.*........    1,751,648
           73,400 ABM Industries, Inc....................    1,447,448
           41,800 American Eagle Outfitters, Inc.........    1,968,780
           44,000 American Woodmark Corp.................    1,921,920
           48,500 America's Car-Mart, Inc.*..............    1,843,000
          198,800 Charming Shoppes, Inc.*................    1,862,756
           97,600 Gevity HR, Inc.........................    2,006,656
           72,900 Hibbett Sporting Goods, Inc.*..........    1,939,869
          284,600 Imax Corp.*............................    2,347,665
           90,500 Insight Enterprises, Inc.*.............    1,857,060
           75,100 Jackson Hewitt Tax Service, Inc........    1,896,275
           39,400 Laureate Education, Inc.*..............    1,737,146
           18,800 McClatchy Co., Class A.................    1,350,028
           50,700 Men's Wearhouse, Inc.*.................    1,620,372
          142,200 Nautilus Group, Inc....................    3,436,974
           33,000 P.F. Chang's China Bistro, Inc.*.......    1,859,550
           42,400 Panera Bread Co., Class A*.............    1,709,568
           85,800 PC Mall, Inc.*.........................    1,920,204
           61,000 Quiksilver, Inc.*......................    1,817,190
           36,800 Red Robin Gourmet Burgers, Inc.*.......    1,967,696
           90,300 Scientific Games Corp., Class A*.......    2,152,752
           51,900 United Natural Foods, Inc.*............    1,614,090
                                                          ------------
                                                            42,028,647
                                                          ------------

See Notes to Financial Statements              40                December 31, 2004

--------------------------------------------------------------------------------

Forward Hoover Small Cap Equity Fund
Portfolio of Investments

                                                             Value
          Shares                                            (Note 2)
          -------                                         ------------
                  Energy - 7.57%
          111,900 Brigham Exploration Co.*............... $  1,007,100
           65,400 Chesapeake Energy Corp.................    1,079,100
           49,300 FMC Technologies, Inc.*................    1,587,460
           81,700 Grant Prideco, Inc.*...................    1,638,085
           24,200 Peabody Energy Corp....................    1,958,022
           42,400 Penn Virginia Corp.....................    1,720,168
           50,600 Quicksilver Resources, Inc.*...........    1,861,068
          124,100 Superior Energy Services, Inc.*........    1,912,381
           77,850 TETRA Technologies, Inc.*..............    2,203,155
                                                          ------------
                                                            14,966,539
                                                          ------------
                  Financial Services - 21.23%
           49,000 Affiliated Managers Group, Inc.*.......    3,319,260
           69,000 Boston Private Financial Holdings, Inc.    1,943,730
           77,300 Calamos Asset Management, Inc., Class A    2,087,100
          104,300 Cohen & Steers, Inc....................    1,694,875
          164,500 Digital Insight Corp.*.................    3,026,800
           79,600 eFunds Corp.*..........................    1,911,196
           30,000 FactSet Research Systems, Inc..........    1,753,200
           30,200 Gabelli Asset Management, Inc., Class A    1,465,304
           44,400 Hanmi Financial Corp...................    1,595,736
          107,800 Investment Technology Group, Inc.*.....    2,156,000
          153,100 Knight Trading Group, Inc., Class A*...    1,676,445
           63,700 Maguire Properties, Inc................    1,749,202
           65,300 Montpelier Re Holdings, Ltd............    2,510,785
           78,600 Nara Bancorp, Inc......................    1,671,822
           22,300 Piper Jaffray Cos., Inc.*..............    1,069,285
           68,900 Placer Sierra Bancshares...............    1,959,516
           90,600 Raymond James Financial, Inc...........    2,806,788
           38,300 Silicon Valley Bancshares*.............    1,716,606
           52,800 Southwest Bancorporation of Texas, Inc.    1,229,712
           34,560 Sterling Bancorp.......................      976,320

December 31, 2004              41                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                           Forward Hoover Small Cap Equity Fund
                                                       Portfolio of Investments

                                                            Value
           Shares                                          (Note 2)
           -------                                       ------------
                   Financial Services (continued)
           101,900 United Rentals, Inc.*................ $  1,925,910
           101,800 Urstadt Biddle Properties, Class A...    1,735,690
                                                         ------------
                                                           41,981,282
                                                         ------------
                   Health Care - 6.81%
            38,000 Eon Labs, Inc.*......................    1,026,000
            78,900 Immucor, Inc.*.......................    1,854,939
            47,600 Kindred Healthcare, Inc.*............    1,425,620
            57,500 LifePoint Hospitals, Inc.*...........    2,002,150
            47,600 Molina Healthcare, Inc.*.............    2,207,688
            44,800 Par Pharmaceutical Cos., Inc.*.......    1,853,824
            86,400 Symbion, Inc.*.......................    1,907,712
            56,000 Symmetry Medical, Inc.*..............    1,178,800
                                                         ------------
                                                           13,456,733
                                                         ------------
                   Materials & Processing - 4.79%
            52,300 Comstock Homebuilding Cos., Inc.*....    1,138,571
            48,600 Mobile Mini, Inc.*...................    1,605,744
           127,800 Titan International, Inc.............    1,929,780
           102,800 Trammell Crow Co.*...................    1,861,708
            30,800 URS Corp.*...........................      988,680
            47,300 Washington Group International, Inc.*    1,951,125
                                                         ------------
                                                            9,475,608
                                                         ------------
                   Producer Durables - 10.85%
            86,000 AGCO Corp.*..........................    1,882,540
            50,500 AMETEK, Inc..........................    1,801,335
            49,900 Bucyrus International, Inc., Class A.    2,027,936
           153,000 Champion Enterprises, Inc.*..........    1,808,460
           112,300 CTS Corp.............................    1,492,467
            45,800 IDEX Corp............................    1,854,900
            59,100 MTC Technologies, Inc.*..............    1,983,987
            73,400 Mykrolis Corp.*......................    1,040,078
            79,300 Polycom, Inc.*.......................    1,849,276

See Notes to Financial Statements              42                December 31, 2004

--------------------------------------------------------------------------------

Forward Hoover Small Cap Equity Fund
Portfolio of Investments

                                                               Value
       Shares                                                 (Note 2)
       -------                                              ------------
               Producer Durables (continued)
       215,600 Powerwave Technologies, Inc.*............... $  1,828,288
        27,400 Roper Industries, Inc.......................    1,665,098
        14,300 Standard Pacific Corp.......................      917,202
        42,300 Thomas & Betts Corp.*.......................    1,300,725
                                                            ------------
                                                              21,452,292
                                                            ------------
               Technology - 19.45%
        43,600 Anteon International Corp.*.................    1,825,096
       113,600 Ariba, Inc.*................................    1,885,760
        60,000 Autodesk, Inc...............................    2,277,000
        61,300 Avocent Corp.*..............................    2,483,876
       204,000 CIBER, Inc.*................................    1,966,560
       138,500 Covansys Corp.*.............................    2,119,050
        63,800 Cree, Inc.*.................................    2,557,104
        29,200 DRS Technologies, Inc.*.....................    1,247,132
       116,300 Fairchild Semiconductor International, Inc.*    1,891,038
        29,800 FLIR Systems, Inc.*.........................    1,900,942
       248,700 Foundry Networks, Inc.*.....................    3,272,892
        63,700 Macromedia, Inc.*...........................    1,982,344
       140,500 Mentor Graphics Corp.*......................    2,148,245
        34,100 MICROS Systems, Inc.*.......................    2,661,846
        62,100 PerkinElmer, Inc............................    1,396,629
        52,300 SafeNet, Inc.*..............................    1,921,502
        17,000 SRA International, Inc., Class A*...........    1,091,400
        63,500 Stratasys, Inc.*............................    2,131,060
        77,900 Supertex, Inc.*.............................    1,690,430
                                                            ------------
                                                              38,449,906
                                                            ------------

December 31, 2004              43                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                           Forward Hoover Small Cap Equity Fund
                                                       Portfolio of Investments

                                                              Value
                  Shares                                     (Note 2)
                  ------                                   ------------
                              Utilities - 2.43%
                  75,500      Southern Union Co.*......... $  1,810,490
                  59,200      Southwestern Energy Co.*....    3,000,848
                                                           ------------
                                                              4,811,338
                                                           ------------
                              Total Common Stocks.........  192,441,051
                                                           ------------
                              (Cost $151,731,854)
                  Total Investments - 97.33%..............  192,441,051
                                                           ------------
                  (Cost $151,731,854)
                  Net Other Assets and Liabilities - 2.67%    5,279,869
                                                           ------------
                  Net Assets - 100.00%.................... $197,720,920
                                                           ============

------------------
*   Non-income producing security.

See Notes to Financial Statements              44                December 31, 2004

--------------------------------------------------------------------------------

Forward Hoover Mini-Cap Fund
Portfolio of Investments

                                                            Value
           Shares                                          (Note 2)
           ------                                         ----------
           COMMON STOCKS - 92.59%
                  Auto & Transportation - 3.77%
            5,800 Forward Air Corp.*..................... $  259,260
            4,500 Old Dominion Freight Line, Inc.*.......    156,600
           24,200 RailAmerica, Inc.*.....................    315,810
            6,700 U.S. Xpress Enterprises, Inc., Class A*    196,310
           13,800 Wabtec Corp............................    294,216
                                                          ----------
                                                           1,222,196
                                                          ----------
                  Consumer Discretionary - 22.72%
            9,900 A.C. Moore Arts & Crafts, Inc.*........    285,219
           10,000 American Woodmark Corp.................    436,800
            7,400 America's Car-Mart, Inc.*..............    281,200
           17,200 BJ's Restaurants, Inc.*................    240,800
           48,300 Charming Shoppes, Inc.*................    452,571
            8,400 Deckers Outdoor Corp.*.................    394,716
           16,300 Geo Group, Inc.*.......................    433,254
           33,300 Gevity HR, Inc.........................    684,648
           11,775 Hibbett Sporting Goods, Inc.*..........    313,333
           45,800 Imax Corp.*............................    377,804
           14,700 Insight Enterprises, Inc.*.............    301,644
           18,300 Jackson Hewitt Tax Service, Inc........    462,075
           18,300 Marcus Corp............................    460,062
            9,000 MarineMax, Inc.*.......................    267,840
           22,700 Nautilus Group, Inc....................    548,659
            6,700 Panera Bread Co., Class A*.............    270,144
           27,900 PC Mall, Inc.*.........................    624,402
           15,400 ShopKo Stores, Inc.*...................    287,672
            6,400 Universal Technical Institute, Inc.*...    243,968
                                                          ----------
                                                           7,366,811
                                                          ----------
                  Consumer Staples - 0.89%
           10,500 Longs Drug Stores Corp.................    289,485
                                                          ----------

December 31, 2004              45                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                   Forward Hoover Mini-Cap Fund
                                                       Portfolio of Investments

                                                            Value
           Shares                                          (Note 2)
           ------                                         -----------
                  Energy - 9.78%
            6,800 Berry Petroleum Co., Class A........... $   324,360
           17,400 Brigham Exploration Co.*...............     156,600
           22,700 Energy Partners, Ltd.*.................     460,129
           51,600 Global Industries, Ltd.*...............     427,764
            7,400 Penn Virginia Corp.....................     300,218
           32,000 Pioneer Drilling Co.*..................     322,880
            7,100 Quicksilver Resources, Inc.*...........     261,138
           20,800 Superior Energy Services, Inc.*........     320,528
           10,250 TETRA Technologies, Inc.*..............     290,075
           16,800 Todco, Class A*........................     309,456
                                                          -----------
                                                            3,173,148
                                                          -----------
                  Financial Services - 17.18%
           11,100 Boston Private Financial Holdings, Inc.     312,687
            6,000 Capital Corp of the West...............     282,006
           25,200 Cohen & Steers, Inc....................     409,500
           26,100 Digital Insight Corp.*.................     480,240
           29,200 First Albany Cos., Inc.................     283,240
            7,700 Hanmi Financial Corp...................     276,738
           16,900 Investment Technology Group, Inc.*.....     338,000
           24,000 Knight Trading Group, Inc., Class A*...     262,800
           10,300 Maguire Properties, Inc................     282,838
           19,400 Nara Bancorp, Inc......................     412,638
            7,200 Piper Jaffray Cos., Inc.*..............     345,240
           11,700 Placer Sierra Bancshares...............     332,748
           23,000 PXRE Group, Ltd........................     579,830
           13,320 Sterling Bancorp.......................     376,290
           13,800 Texas Capital Bancshares, Inc.*........     298,356
            9,100 Vineyard National Bancorp Co...........     299,026
                                                          -----------
                                                            5,572,177
                                                          -----------
                  Health Care - 6.80%
            3,000 Analogic Corp..........................     134,370
           22,700 Cutera, Inc.*..........................     283,296

See Notes to Financial Statements              46                December 31, 2004

--------------------------------------------------------------------------------

Forward Hoover Mini-Cap Fund
Portfolio of Investments

                                                           Value
            Shares                                        (Note 2)
            ------                                       -----------
                   Health Care (continued)
            21,050 Healthcare Services Group, Inc....... $   438,682
             7,600 Kindred Healthcare, Inc.*............     227,620
             8,600 LifePoint Hospitals, Inc.*...........     299,452
             7,100 Par Pharmaceutical Cos., Inc.*.......     293,798
            22,300 Res-Care, Inc.*......................     339,406
             8,900 Symmetry Medical, Inc.*..............     187,345
                                                         -----------
                                                           2,203,969
                                                         -----------
                   Integrated Oils - 1.44%
            31,500 KCS Energy, Inc.*....................     465,570
                                                         -----------
                   Materials & Processing - 7.27%
            26,000 Bluegreen Corp.*.....................     515,580
             8,700 Comstock Homebuilding Cos., Inc.*....     189,399
            18,300 Material Sciences Corp.*.............     329,217
            10,000 Mobile Mini, Inc.*...................     330,400
            25,200 Titan International, Inc.............     380,520
            16,800 Trammell Crow Co.*...................     304,248
             7,500 Washington Group International, Inc.*     309,375
                                                         -----------
                                                           2,358,739
                                                         -----------
                   Producer Durables - 7.46%
             7,800 Bucyrus International, Inc., Class A.     316,992
            24,100 Champion Enterprises, Inc.*..........     284,862
            18,300 CTS Corp.............................     243,207
            12,400 Duratek, Inc.*.......................     308,884
             9,200 MTC Technologies, Inc.*..............     308,844
            11,600 Mykrolis Corp.*......................     164,372
            10,300 Regal-Beloit Corp....................     294,580
            22,200 Sonic Solutions*.....................     498,168
                                                         -----------
                                                           2,419,909
                                                         -----------
                   Technology - 13.10%
            17,800 Ariba, Inc.*.........................     295,480
             8,000 Avocent Corp.*.......................     324,160

December 31, 2004              47                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                   Forward Hoover Mini-Cap Fund
                                                       Portfolio of Investments

                                                         Value
             Shares                                     (Note 2)
             -------                                   -----------
                     Technology (continued)
              51,500 CIBER, Inc.*..................... $   496,460
              21,700 Covansys Corp.*..................     332,010
               4,600 Internet Security Systems, Inc.*.     106,950
               4,700 Macrovision Corp.*...............     120,884
              22,300 Mentor Graphics Corp.*...........     340,967
              24,000 RadiSys Corp.*...................     469,200
              29,300 Richardson Electronics, Ltd......     310,873
               4,400 RSA Security, Inc.*..............      88,264
               4,400 SRA International, Inc., Class A*     282,480
               8,600 Stratasys, Inc.*.................     288,616
              12,800 SYNNEX Corp.*....................     307,968
             155,700 Viewpoint Corp.*.................     482,670
                                                       -----------
                                                         4,246,982
                                                       -----------
                     Utilities - 2.18%
              17,000 American Ecology Corp............     204,000
               9,900 Southwestern Energy Co.*.........     501,831
                                                       -----------
                                                           705,831
                                                       -----------
                     Total Common Stocks..............  30,024,817
                                                       -----------
                     (Cost $25,260,234)
             Total Investments - 92.59%...............  30,024,817
                                                       -----------
             (Cost $25,260,234)
             Net Other Assets and Liabilities - 7.41%.   2,403,442
                                                       -----------
             Net Assets - 100.00%..................... $32,428,259
                                                       ===========

------------------
*   Non-income producing security.

See Notes to Financial Statements              48                December 31, 2004

--------------------------------------------------------------------------------

Forward Uniplan Real Estate Investment Fund
Portfolio of Investments

                                                             Value
         Shares                                             (Note 2)
         -------                                           -----------
         COMMON AND PREFERRED STOCKS - 99.08%
                 Health Care - 5.26%
           5,000 LTC Properties, Inc...................... $    99,550
          15,000 LTC Properties, Inc., Series E, 8.500%...     600,000
          29,300 Nationwide Health Properties, Inc........     695,875
          50,500 OMEGA Healthcare Investors, Inc..........     595,900
          20,200 Ventas, Inc..............................     553,682
                                                           -----------
                                                             2,545,007
                                                           -----------
                 Hotels - 5.58%
          50,000 Eagle Hospitality Properties Trust, Inc.*     515,000
          10,000 Great Wolf Resorts, Inc.*................     223,400
          73,225 Interstate Hotels & Resorts, Inc.*.......     392,486
         174,000 Jameson Inns, Inc.*......................     342,780
          21,000 Starwood Hotels & Resorts Worldwide, Inc.   1,226,400
                                                           -----------
                                                             2,700,066
                                                           -----------
                 Industrial - 12.72%
          44,950 AMB Property Corp........................   1,815,531
          39,400 Duke Realty Corp.........................   1,345,116
          33,000 EastGroup Properties, Inc................   1,264,560
          15,000 Florida East Coast Industries, Inc.......     676,500
          24,250 Liberty Property Trust...................   1,047,600
                                                           -----------
                                                             6,149,307
                                                           -----------
                 Office - 18.84%
          14,250 Alexandria Real Estate Equities, Inc.....   1,060,485
          50,000 BioMed Realty Trust, Inc.................   1,110,500
          18,000 Boston Properties, Inc...................   1,164,060
          27,750 Brandywine Realty Trust..................     815,572
          19,200 CarrAmerica Realty Corp..................     633,600
          10,000 Kilroy Realty Corp.......................     427,500
          40,400 Lexington Corporate Properties Trust.....     912,232
          12,150 Mack-Cali Realty Corp....................     559,265

December 31, 2004              49                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                    Forward Uniplan Real Estate Investment Fund
                                                       Portfolio of Investments

                                                           Value
           Shares                                         (Note 2)
           ------                                        -----------
                  Office (continued)
           37,000 Maguire Properties, Inc............... $ 1,016,020
           23,250 SL Green Realty Corp..................   1,407,787
                                                         -----------
                                                           9,107,021
                                                         -----------
                  Residential - 12.62%
           31,390 Archstone-Smith Trust.................   1,202,237
           23,230 Avalonbay Communities, Inc............   1,749,219
           35,000 Boardwalk Real Estate Investment Trust     538,956
           31,500 Equity Residential....................   1,139,670
           34,200 Home Properties, Inc..................   1,470,600
                                                         -----------
                                                           6,100,682
                                                         -----------
                  Retail - 32.46%
           17,175 CBL & Associates Properties, Inc......   1,311,311
           32,300 Cedar Shopping Centers, Inc...........     461,890
           28,300 Developers Diversified Realty Corp....   1,255,671
           33,900 General Growth Properties, Inc........   1,225,824
           26,750 Kimco Realty Corp.....................   1,551,233
           27,300 Mills Corp............................   1,740,648
           19,700 Realty Income Corp....................     996,426
           23,250 Regency Centers Corp..................   1,288,050
           40,308 Simon Property Group, Inc.............   2,606,718
            8,490 Simon Property Group, L.P., 6.000%....     502,778
           17,700 Vornado Realty Trust..................   1,347,501
           35,000 Weingarten Realty Investors...........   1,403,500
                                                         -----------
                                                          15,691,550
                                                         -----------
                  Specialty - 11.60%
           20,200 Capital Automotive REIT...............     717,605
           42,400 iStar Financial, Inc..................   1,919,024
           25,250 Plum Creek Timber Co., Inc............     970,610

See Notes to Financial Statements              50                December 31, 2004

--------------------------------------------------------------------------------

Forward Uniplan Real Estate Investment Fund
Portfolio of Investments

                                                            Value
           Shares                                          (Note 2)
           ------                                         -----------
                  Specialty (continued)
           23,200 Rayonier, Inc.......................... $ 1,134,712
           50,000 U-Store-It Trust.......................     867,500
                                                          -----------
                                                            5,609,451
                                                          -----------
                  Total Common and Preferred Stocks......  47,903,084
                                                          -----------
                  (Cost $32,512,449)
           RIGHTS AND WARRANTS - 0.00%
                  Retail - 0.00%
            3,390 General Growth Properties, Inc. Rights*           0
                                                          -----------
                  Total Rights and Warrants..............           0
                                                          -----------
                  (Cost $0)
           Total Investments - 99.08%....................  47,903,084
                                                          -----------
           (Cost $32,512,449)
           Net Other Assets and Liabilities - 0.92%......     443,181
                                                          -----------
           Net Assets - 100.00%.......................... $48,346,265
                                                          ===========

------------------
*   Non-income producing security.
REIT Real Estate Investment Trust

December 31, 2004              51                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                   Forward Hansberger International Growth Fund
                                                       Portfolio of Investments

                                                          Value
             Shares                                      (Note 2)
             ------                                     -----------
             COMMON AND PREFERRED STOCKS - 97.93%
                    Canada - 3.05%
              8,300 Manulife Financial Corp............ $   383,460
             10,000 Suncor Energy, Inc.................     354,000
                                                        -----------
                                                            737,460
                                                        -----------
                    Denmark - 2.06%
             40,100 Vestas Wind Systems A/S*...........     498,269
                                                        -----------
                    Finland - 2.26%
             20,300 Nokia Oyj, ADR.....................     318,101
             14,900 Stora Enso Oyj.....................     228,249
                                                        -----------
                                                            546,350
                                                        -----------
                    France - 13.95%
             16,100 Axa, ADR...........................     398,475
             11,900 Bouygues SA........................     549,952
              4,600 Essilor International SA...........     360,459
              5,200 L'Oreal SA.........................     394,753
              5,100 Societe Generale...................     516,100
             13,200 STMicroelectronics NV, NY Shares...     255,024
             15,800 Thomson............................     417,711
              4,400 Total SA, ADR......................     483,296
                                                        -----------
                                                          3,375,770
                                                        -----------
                    Germany - 6.38%
              2,000 Allianz AG.........................     265,326
              8,200 Deutsche Boerse AG.................     493,538
                333 Porsche AG, Preference No Par......     212,510
              7,600 SAP AG, ADR........................     335,996
              2,800 Siemens AG.........................     237,412
                                                        -----------
                                                          1,544,782
                                                        -----------
                    Hong Kong - 7.65%
             16,600 China Mobile (Hong Kong), Ltd., ADR     284,856
             83,890 Esprit Holdings, Ltd...............     507,266

See Notes to Financial Statements              52                December 31, 2004

--------------------------------------------------------------------------------

Forward Hansberger International Growth Fund
Portfolio of Investments

                                                             Value
         Shares                                             (Note 2)
         -------                                           -----------
                 Hong Kong (continued)
          29,000 Hutchison Whampoa, Ltd................... $   271,431
         269,000 Johnson Electric Holdings, Ltd...........     261,293
         146,000 Li & Fung, Ltd...........................     246,066
         196,347 Shangri-La Asia, Ltd.....................     281,661
                                                           -----------
                                                             1,852,573
                                                           -----------
                 Hungary - 1.11%
           4,400 OTP Bank, Ltd., 144A, ADR#...............     268,400
                                                           -----------
                 India - 2.14%
           6,200 HDFC Bank, Ltd., ADR.....................     281,232
           3,400 Infosys Technologies, Ltd., ADR..........     235,654
                                                           -----------
                                                               516,886
                                                           -----------
                 Israel - 1.35%
          10,900 Teva Pharmaceutical Industries, Ltd., ADR     325,474
                                                           -----------
                 Italy - 2.20%
          92,700 UniCredito Italiano SpA..................     532,990
                                                           -----------
                 Japan - 20.90%
           6,000 Canon, Inc...............................     323,802
          14,700 Denso Corp...............................     393,788
          13,900 Fujisawa Pharmaceutical Co., Ltd.........     380,497
           2,200 Funai Electric Co., Ltd..................     273,095
           4,900 Honda Motor Co., Ltd.....................     253,918
           1,100 Keyence Corp.............................     246,472
           4,100 Nidec Corp...............................     499,746
          10,500 Nitto Denko Corp.........................     575,876
             171 NTT DoCoMo, Inc..........................     315,400
           2,000 Orix Corp................................     271,689
           8,000 Seven-Eleven Japan Co., Ltd..............     252,171
          28,000 Sharp Corp...............................     457,148
           3,500 SMC Corp.................................     400,654
              57 Sumitomo Mitsui Financial Group, Inc.....     414,414
                                                           -----------
                                                             5,058,670
                                                           -----------

December 31, 2004              53                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                   Forward Hansberger International Growth Fund
                                                       Portfolio of Investments

                                                               Value
        Shares                                                (Note 2)
        ------                                               -----------
               Netherlands - 0.97%
         8,889 Koninklijke (Royal) Philips Electronics NV... $   235,727
                                                             -----------
               South Korea - 2.36%
         6,800 Kookmin Bank, ADR*...........................     265,744
           700 Samsung Electronics Co., Ltd.................     304,627
                                                             -----------
                                                                 570,371
                                                             -----------
               Spain - 3.81%
        23,400 Banco Bilbao Vizcaya Argentaria SA...........     415,074
        26,936 Telefonica SA................................     507,453
                                                             -----------
                                                                 922,527
                                                             -----------
               Switzerland - 5.79%
         1,800 Nobel Biocare Holding AG.....................     326,093
        10,200 Novartis AG..................................     513,992
         6,700 UBS AG.......................................     561,820
                                                             -----------
                                                               1,401,905
                                                             -----------
               Taiwan - 1.07%
        30,628 Taiwan Semiconductor Manufacturing Co., Ltd.,
               ADR..........................................     260,032
                                                             -----------
               United Kingdom - 20.88%
         6,800 AstraZeneca Plc, ADR.........................     247,452
        35,124 Barclays Plc.................................     395,167
        20,458 BHP Billiton Plc.............................     239,788
         6,200 BP Plc, ADR..................................     362,080
        53,100 British Sky Broadcasting Group Plc...........     572,941
        16,700 Exel Plc.....................................     231,811
        17,800 HBOS Plc.....................................     289,798
        12,537 Reckitt Benckiser Plc........................     378,859
        13,141 Royal Bank of Scotland Group Plc.............     442,019
        28,900 Smith & Nephew Plc...........................     295,736
        23,200 Smiths Group Plc.............................     366,133
        13,510 Standard Chartered Plc.......................     251,208

See Notes to Financial Statements              54                December 31, 2004

--------------------------------------------------------------------------------

Forward Hansberger International Growth Fund
Portfolio of Investments

                                                         Value
              Shares                                    (Note 2)
              ------                                   -----------
                     United Kingdom (continued)
              81,724 Tesco Plc........................ $   504,832
              17,400 Vodafone Group Plc, ADR..........     476,412
                                                       -----------
                                                         5,054,236
                                                       -----------
                     Total Common and Preferred Stocks  23,702,422
                                                       -----------
                     (Cost $17,783,713)
              WARRANTS - 0.00%
                     France - 0.00%
              12,400 Thomson SA*......................           0
                                                       -----------
                     Total Warrants...................           0
                                                       -----------
                     (Cost $0)
              Total Investments - 97.93%..............  23,702,422
                                                       -----------
              (Cost $17,783,713)
              Net Other Assets and Liabilities - 2.07%     501,781
                                                       -----------
              Total Net Assets - 100.00%.............. $24,204,203
                                                       ===========

------------------
*   Non-income producing security.
# Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004 this security amounted to $268,400 or 1.11% of total net assets.
ADR American Depositary Receipt

December 31, 2004              55                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                   Forward Hansberger International Growth Fund
                                                       Portfolio of Investments


OTHER INFORMATION:
Industry Concentration as a Percentage of Net Assets (Unaudited):

                                                  % of Net Assets
                Banks............................      16.82%
                Consumer Discretionary...........      15.91%
                Health Care......................      11.69%
                Information Technology...........      11.48%
                Financial Services...............       9.81%
                Industrials......................       9.37%
                Telecommunication Services.......       8.82%
                Energy...........................       4.96%
                Consumer Staples.................       4.76%
                Materials........................       4.31%
                Net Other Assets and Liabilities.       2.07%
                                                      ------
                TOTAL NET ASSETS.................     100.00%
                                                      ======

See Notes to Financial Statements              56                December 31, 2004

--------------------------------------------------------------------------------

Forward Global Emerging Markets Fund
Portfolio of Investments

                                                                Value
         Shares                                                (Note 2)
       ----------                                             -----------
       COMMON AND PREFERRED STOCKS - 99.35%
                  Argentina - 0.25%
            6,911 BBVA Banco Frances SA, ADR................. $    49,552
                                                              -----------
                  Brazil - 11.91%
            8,100 Banco Bradesco SA, Preference No Par*......     195,882
            2,200 Bradespar SA, Preference No Par*...........      72,477
       39,565,000 Brasil Telecom SA, Preference No Par.......     204,082
            3,217 Cia de Bebidas das Americas, ADR,
                  Preference No Par 0.49%....................      91,138
        4,942,600 Cia Energetica de Minas Gerais,
                  Preference.................................     120,774
           18,414 Cia Paranaense de Energia-Copel, Sponsored
                  ADR, Preference No Par.....................      82,311
            6,388 Cia Siderurgica Nacional SA, Sponsored
                  ADR........................................     122,139
           11,137 Cia Vale do Rio Doce.......................     316,583
            3,400 CPFL Energia SA, ADR*......................      67,524
           19,500 Klabin SA, Preference No Par 5.09%.........      39,646
           14,484 Petroleo Brasileiro SA, ADR................     524,466
            6,377 Tele Centro Oeste Celular Participacoes SA,
                  ADR........................................      62,941
            2,878 Tele Norte Leste Participacoes SA..........      50,484
            3,317 Tele Norte Leste Participacoes SA, ADR.....      55,958
            6,034 Telemar Norte Leste SA, Class A, Preference
                  No Par.....................................     153,463
            4,400 Tim Participacoes SA, ADR..................      67,848
            4,218 Uniao de Bancos Brasileiros SA, GDR........     133,795
                                                              -----------
                                                                2,361,511
                                                              -----------
                  China - 3.12%
          130,614 China Petroleum and Chemical Corp.
                  (Sinopec), Class H.........................      53,773
          518,917 China Telecom Corp., Ltd., Class H.........     190,270
          219,579 China Unicom, Ltd..........................     173,737

December 31, 2004              57                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                           Forward Global Emerging Markets Fund
                                                       Portfolio of Investments

                                                              Value
         Shares                                              (Note 2)
         -------                                            -----------
                 China (continued)
         107,741 PetroChina Co., Ltd., Class H............. $    57,525
         198,992 Sinopec Shanghai Petrochemical Co., Ltd.,
                 Class H...................................      74,244
         320,718 Sinopec Yizheng Chemical Fibre Co., Ltd.,
                 Class H...................................      68,082
                                                            -----------
                                                                617,631
                                                            -----------
                 Chile - 0.42%
         497,400 Enersis SA*...............................      83,683
                                                            -----------
                 Croatia - 0.25%
           3,924 Pliva d.d., GDR, Registered Shares........      48,854
                                                            -----------
                 Czech Republic - 0.78%
           5,473 Cesky Telecom AS..........................      90,488
           1,337 Komercni Banka AS, GDR....................      64,845
                                                            -----------
                                                                155,333
                                                            -----------
                 Egypt - 1.29%
           9,714 Commercial International Bank.............      62,173
           2,998 Egyptian Company for Mobile Services......      64,158
           2,200 Lecico Egypt SAE, GDR, Registered Shares*.      36,850
           7,684 Orascom Construction Industries...........      91,752
                                                            -----------
                                                                254,933
                                                            -----------
                 Hong Kong - 1.26%
         116,500 China Resources Power Holdings Co., Ltd...      63,326
          33,045 Citic Pacific, Ltd........................      93,956
         261,600 Denway Motors, Ltd........................      93,396
                                                            -----------
                                                                250,678
                                                            -----------
                 Hungary - 0.77%
           4,700 BorsodChem Rt.............................      48,083
             840 Gedeon Richter Rt., GDR, Registered Shares     104,160
                                                            -----------
                                                                152,243
                                                            -----------

See Notes to Financial Statements              58                December 31, 2004

--------------------------------------------------------------------------------

Forward Global Emerging Markets Fund
Portfolio of Investments

                                                              Value
         Shares                                              (Note 2)
         -------                                            -----------
                 India - 6.63%
           3,290 Hindalco Industries, Ltd., GDR, Registered
                 Shares@................................... $   108,340
           1,024 Infosys Technologies, Ltd., Sponsored ADR.      70,973
           2,499 ITC, Ltd., GDR, Registered Shares.........      75,070
          13,245 Mahanagar Telephone Nigam, Ltd., ADR......     105,695
           6,756 Reliance Industries, Ltd., Sponsored GDR@.     174,035
           4,677 Satyam Computer Services, Ltd., ADR.......     112,856
          12,576 State Bank of India, GDR..................     459,024
          17,553 Tata Motors, Ltd., Sponsored ADR*.........     209,232
                                                            -----------
                                                              1,315,225
                                                            -----------
                 Indonesia - 5.59%
         194,754 PT Astra International Tbk................     201,415
         799,415 PT Bank Mandiri...........................     165,782
         494,813 PT Bank Rakyat Indonesia..................     153,255
          47,410 PT Gudang Garam Tbk.......................      69,206
         684,632 PT Indofood Sukses Makmur Tbk.............      59,004
         327,551 PT Indosat Tbk............................     202,900
         830,418 PT Lippo Bank Tbk*........................      62,622
         106,406 PT Perusahaan Gas Negara..................      21,780
           8,213 PT Telekomunikasi Indonesia, Sponsored
                 ADR.......................................     172,637
                                                            -----------
                                                              1,108,601
                                                            -----------
                 Israel - 3.38%
          34,331 Bank Hapoalim, Ltd........................     115,788
          32,500 Bank Leumi Le-Israel......................      88,698
           2,709 Check Point Software Technologies, Ltd.*..      66,723
          16,400 Makhteshim-Agan Industries, Ltd...........      88,150
          10,400 Teva Pharmaceutical Industries, Ltd.......     310,544
                                                            -----------
                                                                669,903
                                                            -----------
                 Luxembourg - 0.37%
           1,500 Tenaris SA, ADR...........................      73,350
                                                            -----------

December 31, 2004              59                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                           Forward Global Emerging Markets Fund
                                                       Portfolio of Investments

                                                               Value
        Shares                                                (Note 2)
        -------                                              -----------
                Malaysia - 2.30%
         53,200 AMMB Holdings Berhad........................ $    45,640
         70,600 Berjaya Sports Toto Berhad..................      75,430
         78,500 Commerce Asset-Holding Berhad...............      97,092
         29,300 IJM Corp. Berhad............................      36,548
        137,900 Lafarge Malayan Cement Berhad...............      26,491
          6,470 Malaysian Pacific Industries Berhad.........      25,539
        189,000 RHB Capital Berhad..........................     116,384
         18,700 Star Publications (Malaysia) Berhad.........      33,463
                                                             -----------
                                                                 456,587
                                                             -----------
                Mexico - 3.73%
         25,427 Alfa SA, Series A...........................     130,020
          2,401 America Movil SA de CV, ADR, Series L.......     125,692
         19,620 Consorcio ARA SA de CV*.....................      58,964
         33,523 Embotelladoras Arca SA, Nominative Shares...      68,568
        183,973 Empresas ICA Sociedad Controladora SA de
                CV*.........................................      70,968
         18,400 Grupo Bimbo SA de CV, Series A..............      46,483
          1,733 Grupo Televisa SA, Sponsored ADR............     104,847
          3,493 Telefonos de Mexico SA de CV, Sponsored ADR,
                Series L....................................     133,852
                                                             -----------
                                                                 739,394
                                                             -----------
                Philippines - 2.76%
         88,612 ABS-CBN Broadcasting Corp., PDR.............      29,208
        835,963 Ayala Land, Inc.............................     108,729
         91,256 Bank of the Philippine Islands..............      85,360
          4,198 Globe Telecom, Inc..........................      71,430
          5,719 Philippine Long Distance Telephone Co.*.....     138,578
         23,832 San Miguel Corp., Class B...................      31,846
        602,591 SM Prime Holdings, Inc......................      82,670
                                                             -----------
                                                                 547,821
                                                             -----------

See Notes to Financial Statements              60                December 31, 2004

--------------------------------------------------------------------------------

Forward Global Emerging Markets Fund
Portfolio of Investments

                                                           Value
           Shares                                         (Note 2)
           ------                                        -----------
                  Poland - 0.78%
            3,700 Polski Koncern Naftowy Orlen SA, GDR.. $    93,383
            9,211 Telekomunikacja Polska SA, GDR........      60,977
                                                         -----------
                                                             154,360
                                                         -----------
                  Russia - 1.40%
            2,830 AO VimpelCom, Sponsored ADR*..........     102,276
              529 Lukoil, Sponsored ADR.................      64,803
            2,981 OAO Gazprom, Sponsored ADR, Registered
                  Shares................................     105,080
            2,200 Yukos, ADR*...........................       5,720
                                                         -----------
                                                             277,879
                                                         -----------
                  Slovakia - 0.00%#
              525 Chirana Prema AS##*...................           0
                                                         -----------
                  South Africa - 10.07%
            6,500 ABSA Group, Ltd.......................      87,674
            8,108 Anglo American Plc....................     192,130
           11,460 Barloworld, Ltd.......................     216,231
           36,183 FirstRand, Ltd........................      85,741
            2,005 Impala Platinum Holdings, Ltd.........     170,471
            4,217 Ispat Iscor, Ltd......................      49,028
           11,975 Kumba Resources, Ltd..................      93,525
            5,200 Liberty Group, Ltd....................      61,472
           17,400 Murray & Roberts Holdings, Ltd........      42,467
           12,596 Nedcor, Ltd...........................     173,945
            3,856 SABMiller Plc.........................      65,330
           72,450 Sanlam, Ltd...........................     167,179
           14,260 Sappi, Ltd............................     210,087
            3,800 Spar Group, Ltd.*.....................      14,502
           23,224 Standard Bank Group, Ltd..............     271,246
            5,500 Tiger Brands, Ltd.....................      94,599
                                                         -----------
                                                           1,995,627
                                                         -----------

December 31, 2004              61                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                           Forward Global Emerging Markets Fund
                                                       Portfolio of Investments

                                                             Value
          Shares                                            (Note 2)
          ------                                           -----------
                 South Korea - 19.08%
           8,660 Daewoo Engineering & Construction Co.,
                 Ltd.*.................................... $    52,787
           2,327 GS Holdings Corp.*.......................      50,352
           8,460 Hana Bank................................     210,846
          15,370 Hanarotelecom, Inc.*.....................      47,734
          11,640 Hankook Tire Co., Ltd....................     114,691
           1,680 Hyundai Department Store Co., Ltd........      54,853
           9,620 Hyundai Development Co...................     153,333
           4,940 Hyundai Merchant Marine Co., Ltd.*.......      71,580
           1,900 Hyundai Mobis............................     120,218
           1,560 Hyundai Motor Co.........................      83,636
          13,020 Kia Motors Corp..........................     137,092
           4,800 Kookmin Bank.............................     187,790
           3,000 Korea Electric Power Corp................      77,811
           3,250 Korean Air Lines Co., Ltd.*..............      59,179
           2,520 LG Chem, Ltd.............................     100,415
           9,922 LG Corp..................................     161,980
           2,780 LG Electronics, Inc......................     172,139
           2,190 LG Household & Health Care, Ltd..........      58,071
             900 NCsoft Corp.*............................      72,855
           2,659 Posco, ADR...............................     118,405
          12,640 Samsung Corp.............................     156,901
           4,510 Samsung Electro-Mechanics Co., Ltd.*.....     113,273
           2,070 Samsung Electronics Co., Ltd.............     900,826
           3,030 Samsung Fire & Marine Insurance Co., Ltd.     238,548
          10,280 Samsung Heavy Industries Co., Ltd........      64,151
             510 Samsung SDI Co., Ltd.....................      55,670
             750 Shinhan Financial Group Co., Ltd.........      16,953
             180 Shinsegae Co., Ltd.......................      49,469
          13,760 Ssangyong Motor Co.*.....................      79,753
                                                           -----------
                                                             3,781,311
                                                           -----------

See Notes to Financial Statements              62                December 31, 2004

--------------------------------------------------------------------------------

Forward Global Emerging Markets Fund
Portfolio of Investments

                                                             Value
          Shares                                            (Note 2)
          -------                                          -----------
                  Taiwan - 12.79%
           57,726 Acer, Inc............................... $    95,631
           63,939 Asustek Computer, Inc...................     170,487
           71,000 AU Optronics Corp.......................     102,835
           63,000 Benq Corp...............................      72,561
           24,000 Cathay Financial Holding Co., Ltd.......      49,226
           11,443 Cathay Financial Holding Co., Ltd., GDR,
                  Registered Shares.......................     231,721
          119,583 Chinatrust Financial Holding Co., Ltd...     143,013
            5,961 Chunghwa Telecom Co., Ltd., ADR.........     125,479
          151,000 Compal Electronics, Inc.................     151,044
            2,439 Evergreen Marine Corp...................       2,471
          162,550 Far Eastern Textile, Ltd................     130,796
           63,000 First Financial Holding Co., Ltd.*......      54,073
            6,826 First Financial Holding Co., Ltd., GDR,
                  Registered Shares*......................     115,359
           79,772 Fubon Financial Holding Co., Ltd........      81,809
           22,866 Hon Hai Precision Industry Co., Ltd.....     106,066
           91,100 Nan Ya Plastics Corp....................     139,709
           49,607 Quanta Computer, Inc....................      89,225
          129,700 Siliconware Precision Industries Co.....     107,228
           81,000 Taiwan Cellular Corp....................      90,736
          137,551 Taiwan Semiconductor Manufacturing Co.,
                  Ltd.....................................     219,191
          104,839 United Microelectronics Corp.*..........      67,818
          210,000 Winbond Electronics Corp.*..............      84,489
          136,805 Yuanta Core Pacific Securities Co.......     104,036
                                                           -----------
                                                             2,535,003
                                                           -----------
                  Thailand - 5.22%
           93,564 Bangkok Bank Public Co., Ltd.(F)........     274,550
          303,719 Bank of Ayudhya Public Co., Ltd.(F)*....      97,722
           32,365 Banpu Public Co., Ltd.(F)...............     125,794
          109,066 BEC World Public Co., Ltd.(F)...........      44,076

December 31, 2004              63                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                           Forward Global Emerging Markets Fund
                                                       Portfolio of Investments

                                                              Value
          Shares                                             (Note 2)
        ----------                                          -----------
                   Thailand (continued)
           162,054 Kasikornbank Public Co., Ltd.(F)*....... $   233,591
           159,363 National Finance Public Co., Ltd.(F)....      55,787
           228,244 Sansiri Public Co., Ltd.(F).............      18,800
            13,800 Siam Cement Public Co., Ltd.(F).........      98,039
            67,800 Siam Commercial Bank Public Co., Ltd.(F)      85,513
                                                            -----------
                                                              1,033,872
                                                            -----------
                   Turkey - 5.20%
        13,771,740 Akbank TAS..............................      85,276
        12,290,976 Akcansa Cimento AS......................      43,385
        14,723,068 Arcelik AS..............................      90,074
        39,068,747 Eregli Demir ve Celik Fabrikalari.......     176,729
        29,767,042 Haci Omer Sabanci Holding AS............     115,889
        29,311,072 Koc Holding AS..........................     191,277
        23,317,400 Turk Sise ve Cam Fabrikalari AS.........      64,324
        12,719,675 Turkcell Iletisim Hizmetleri AS.........      88,665
        19,960,148 Turkiye Garanti Bankasi AS*.............      63,055
        20,382,300 Turkiye Is Bankasi, Class C.............     112,605
                                                            -----------
                                                              1,031,279
                                                            -----------
                   Total Common and Preferred Stocks.......  19,694,630
                                                            -----------
                   (Cost $14,812,498)
        RIGHTS AND WARRANTS - 0.02%
                   Brazil - 0.02%
               354 Banco Bradesco SA, Preference No Par
                   Rights, expiration 01/19/05*............       3,205
                                                            -----------

See Notes to Financial Statements              64                December 31, 2004

--------------------------------------------------------------------------------

Forward Global Emerging Markets Fund
Portfolio of Investments

                                                            Value
          Shares                                           (Note 2)
          ------                                          -----------
                 Thailand - 0.00%
          47,704 Telecomasia Rights, expiration 12/31/08* $         0
                                                          -----------
                 Total Rights and Warrants                      3,205
                                                          -----------
                 (Cost $0)
          Total Investments - 99.37%.....................  19,697,835
                                                          -----------
          (Cost $14,812,498)
          Net Other Assets and Liabilities - 0.63%.......     125,338
                                                          -----------
          Net Assets - 100.00%........................... $19,823,173
                                                          ===========

------------------
*   Non-income producing security.
#   Amount represents less than 0.01%.
## The valuation of this security has been determined by procedures established by the Pricing Committee of the Board of Directors.
@ Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004 these securities amounted to $282,375 or 1.42% of total net assets.
ADR American Depositary Receipt
GDR Global Depositary Receipt
PDR Philipine Depositary Receipt
(F) Foreign Shares


December 31, 2004              65                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                           Forward Global Emerging Markets Fund
                                                       Portfolio of Investments

OTHER INFORMATION:
Industry Concentration as a Percentage of Net Assets (Unaudited):

                                                  % of Net Assets
                Banks............................      20.95%
                Telecommunication Services.......      13.01%
                Materials........................      12.53%
                Capital Goods....................       8.48%
                Semiconductor & Semi Equipment...       7.09%
                Automobiles & Components.........       5.49%
                Energy...........................       5.44%
                Technology Hardware & Equipment..       4.83%
                Insurance........................       3.77%
                Food, Beverage & Tobacco.........       2.78%
                Utilities........................       2.61%
                Diversified Financials...........       2.40%
                Pharmaceuticals & Biotech........       2.34%
                Consumer Durables & Apparel......       1.94%
                Software & Services..............       1.63%
                Media............................       1.07%
                Real Estate......................       1.06%
                Transportation...................       0.67%
                Hotels, Restaurants & Leisure....       0.38%
                Food & Drug Retailing............       0.33%
                Household & Personal Products....       0.29%
                Retailing........................       0.28%
                Net Other Assets and Liabilities.       0.63%
                                                      ------
                TOTAL NET ASSETS.................     100.00%
                                                      ======

See Notes to Financial Statements              66                December 31, 2004

--------------------------------------------------------------------------------

Forward International Small Companies Fund
Portfolio of Investments

                                                       Value
               Shares                                 (Note 2)
               -------                               -----------
               COMMON AND PREFERRED STOCKS - 96.79%
                       Australia - 7.32%
               100,000 A.B.C. Learning Centres, Ltd. $   431,929
                80,000 Boral, Ltd...................     430,832
               175,000 DCA Group, Ltd...............     493,858
               125,000 Excel Coal, Ltd..............     457,602
               225,000 Lion Selection Group, Ltd....     402,141
                70,000 Sigma Co., Ltd...............     510,868
               140,000 Southcorp, Ltd.*.............     470,811
               316,000 Timbercorp, Ltd..............     502,857
                70,000 Transfield Services, Ltd.....     370,393
               500,000 Unwired Group, Ltd.*.........     239,090
                                                     -----------
                                                       4,310,381
                                                     -----------
                       Austria - 5.36%
                 9,070 Andritz AG...................     691,623
                12,400 Palfinger AG.................     709,582
                15,440 RHI AG*......................     468,006
                21,310 Semperit AG Holding..........     666,209
                 8,000 Voestalpine AG...............     621,449
                                                     -----------
                                                       3,156,869
                                                     -----------
                       Belgium - 2.43%
                 4,200 Barco NV.....................     388,487
                 8,000 Bekaert NV...................     638,847
                13,840 Icos Vision Systems Corp. NV*     406,339
                                                     -----------
                                                       1,433,673
                                                     -----------
                       Denmark - 3.44%
                 8,800 Bang & Olufsen A/S, Class B..     657,682
                15,000 Dampskibsselskabet Torm A/S..     613,973
                70,000 GN Store Nord A/S............     754,675
                                                     -----------
                                                       2,026,330
                                                     -----------
                       Finland - 2.34%
                14,070 Amer Group, Ltd..............     245,752

December 31, 2004              67                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                     Forward International Small Companies Fund
                                                       Portfolio of Investments

                                                                Value
        Shares                                                 (Note 2)
       ---------                                              -----------
                 Finland (continued)
          46,000 Pohjola Group Plc, Class D.................. $   530,841
          28,285 Wartsila Corp., Class B.....................     602,839
                                                              -----------
                                                                1,379,432
                                                              -----------
                 France - 7.36%
          19,970 bioMerieux*.................................     879,472
           9,900 Carbone Lorraine SA*........................     524,806
           5,000 Cegedim SA..................................     396,221
           9,410 Compagnie Generale de Geophysique SA*.......     649,120
          33,000 Sagem SA....................................     703,330
          22,640 SR Teleperformance..........................     597,004
          12,500 Zodiac SA...................................     581,928
                                                              -----------
                                                                4,331,881
                                                              -----------
                 Germany - 8.75%
           3,930 Bijou Brigitte Modische Accessoires AG#.....     515,221
           6,800 ElringKlinger AG............................     554,574
          19,890 Freenet.de AG*..............................     512,322
          24,000 MLP AG......................................     475,955
           5,000 MPC Muenchmeyer Petersen Capital AG.........     375,153
          62,000 OHB Technology AG#*.........................     615,196
           2,930 Puma AG Rudolf Dassler Sport................     805,680
           6,500 Rational AG.................................     604,852
          13,327 Rheinmetall AG..............................     695,605
                                                              -----------
                                                                5,154,558
                                                              -----------
                 Greece - 1.01%
          34,000 Piraeus Bank SA.............................     594,318
                                                              -----------
                 Hong Kong - 6.32%
       1,000,000 Citic International Financial Holdings, Ltd.     443,860
       1,000,000 Far East Consortium International, Ltd......     430,994
         371,000 Kowloon Development Co., Ltd................     408,100
         331,517 Lee & Man Paper Manufacturing, Ltd..........     270,836
         550,463 Moulin International Holdings, Ltd..........     375,345

See Notes to Financial Statements              68                December 31, 2004

--------------------------------------------------------------------------------

Forward International Small Companies Fund
Portfolio of Investments

                                                               Value
        Shares                                                (Note 2)
       ---------                                             -----------
                 Hong Kong (continued)
         640,000 Noble Group, Ltd........................... $   568,488
         118,000 Orient Overseas International, Ltd.........     447,089
       1,300,000 Peace Mark (Holdings), Ltd.................     270,947
         100,000 Silver Grant International Industries, Ltd.      50,175
         275,000 YGM Trading, Ltd...........................     454,635
                                                             -----------
                                                               3,720,469
                                                             -----------
                 Ireland - 3.81%
          23,800 DCC Plc....................................     532,160
          18,000 FBD Holdings Plc...........................     470,980
          65,000 Kingspan Group Plc.........................     622,876
          42,000 Paddy Power Plc............................     619,410
                                                             -----------
                                                               2,245,426
                                                             -----------
                 Italy - 6.41%
          49,130 Bulgari SpA................................     607,029
         260,200 C.I.R. SpA.................................     771,015
          62,900 Credito Emiliano SpA.......................     624,981
         181,140 Hera SpA...................................     521,974
         136,600 Ifil - Finanziaria di Partecipazioni SpA...     616,436
         112,152 Milano Assicurazioni SpA...................     632,636
                                                             -----------
                                                               3,774,071
                                                             -----------
                 Japan - 10.25%
          12,000 Disco Corp.................................     549,237
          13,500 F.C.C. Co., Ltd............................     525,669
           8,000 Goldcrest Co., Ltd.........................     554,311
             190 Index Corp.................................     522,887
          10,500 Japan Cash Machine Co., Ltd................     446,767
          22,000 Kibun Food Chemifa Co., Ltd................     495,952
          18,000 Kuroda Electric Co., Ltd...................     419,832
          24,000 Nichiha Corp...............................     384,348
          10,000 Nishimatsuya Chain Co., Ltd................     378,649
           9,000 Sysmex Corp................................     422,467

December 31, 2004              69                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                     Forward International Small Companies Fund
                                                       Portfolio of Investments

                                                           Value
            Shares                                        (Note 2)
            -------                                      -----------
                    Japan (continued)
             70,000 Tokuyama Corp....................... $   435,154
             85,000 Tokyo Tatemono Co., Ltd.............     553,286
              4,140 USS Co., Ltd........................     347,459
                                                         -----------
                                                           6,036,018
                                                         -----------
                    Netherlands - 3.70%
             11,000 Aalberts Industries NV..............     533,777
             24,280 Axalto Holding NV*..................     631,999
             12,330 Randstad Holding NV.................     485,189
             38,010 Trader Classified Media NV, Class A*     526,984
                                                         -----------
                                                           2,177,949
                                                         -----------
                    Norway - 3.50%
             29,000 Aktiv Kapital ASA...................     646,394
             10,000 Prosafe ASA.........................     270,775
             65,580 Storebrand ASA......................     633,421
             41,000 Tandberg ASA........................     509,396
                                                         -----------
                                                           2,059,986
                                                         -----------
                    Portugal - 0.98%
            397,530 Sonae, SGPS, SA.....................     578,166
                                                         -----------
                    Singapore - 2.22%
            800,000 Bio-Treat Technology, Ltd...........     333,252
            413,882 Lindeteves-Jacoberg, Ltd.*..........     107,755
            489,803 Parkway Holdings, Ltd...............     450,076
            500,000 SembCorp Marine, Ltd................     416,565
                                                         -----------
                                                           1,307,648
                                                         -----------
                    Spain - 0.99%
             35,000 Enagas..............................     580,399
                                                         -----------
                    Sweden - 1.91%
             19,000 Axfood AB...........................     643,302
             40,000 Skanska AB, Class B.................     480,031
                                                         -----------
                                                           1,123,333
                                                         -----------

See Notes to Financial Statements              70                December 31, 2004

--------------------------------------------------------------------------------

Forward International Small Companies Fund
Portfolio of Investments

                                                               Value
       Shares                                                 (Note 2)
       -------                                               -----------
               Switzerland - 5.56%
        45,000 Ascom Holding AG, Registered Shares*......... $   751,913
           650 Geberit AG, Registered Shares................     475,596
           670 Hiestand Holding AG..........................     533,242
         3,017 Huber & Suhner AG, Registered Shares.........     209,606
         3,000 Leica Geosystems AG*.........................     923,401
         6,200 Logitech International SA, Registered Shares*     378,946
                                                             -----------
                                                               3,272,704
                                                             -----------
               United Kingdom - 13.13%
        95,000 Admiral Group Plc*...........................     588,210
        17,300 AWG Plc......................................     272,855
       100,000 Balfour Beatty Plc...........................     605,249
        12,110 Britannic Group Plc..........................     106,020
        80,000 CSR Plc*.....................................     599,009
        23,000 Forth Ports Plc..............................     594,805
        84,510 Icap Plc.....................................     440,917
        17,000 Inchcape Plc.................................     638,079
        61,000 London Merchant Securities Plc...............     264,092
        34,000 National Express Group Plc...................     538,859
        94,000 NHP Plc......................................     466,517
       517,600 Regus Group Plc*.............................     760,212
       118,000 Sportingbet Plc*.............................     428,743
        75,000 T&F Informa Plc..............................     543,572
       180,000 Tullow Oil Plc...............................     527,013
        60,000 VT Group Plc.................................     356,526
                                                             -----------
                                                               7,730,678
                                                             -----------
               Total Common and Preferred Stocks............  56,994,289
                                                             -----------
               (Cost $46,989,481)
       Total Investments - 96.79%...........................  56,994,289
                                                             -----------
       (Cost $46,989,481)
       Net Other Assets and Liabilities - 3.21%.............   1,892,526
                                                             -----------
       Net Assets - 100.00%................................. $58,886,815
                                                             ===========

December 31, 2004              71                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                     Forward International Small Companies Fund
                                                       Portfolio of Investments

------------------
*   Non-income producing security.
ADR American Depositary Receipt
# Securities determined to be illiquid under procedures approved by the Fund's Board of Directors. Information related to these securities is as follows:

       Date of
       Purchase          Security           Cost   Market Value % of TNA
       --------   ----------------------- -------- ------------ --------
       07/28/2004 Bijou Brigitte Modische $400,306   $515,221     0.87%
                  Accessories AG
       11/19/2004 OHB Technology AG       $557,725   $615,196     1.04%

See Notes to Financial Statements              72                December 31, 2004

--------------------------------------------------------------------------------

Forward International Small Companies Fund
Portfolio of Investments


OTHER INFORMATION:
Industry Concentration as a Percentage of Net Assets (Unaudited):

                                                  % of Net Assets
                Capital Goods....................      22.54%
                Technology Hardware & Equipment..       6.85%
                Materials........................       6.28%
                Real Estate......................       5.92%
                Consumer Durables & Apparel......       5.58%
                Health Care Equipment & Services.       5.11%
                Insurance........................       5.03%
                Software & Services..............       4.67%
                Diversified Financials...........       4.34%
                Media............................       4.14%
                Transportation...................       3.73%
                Energy...........................       3.23%
                Utilities........................       2.90%
                Banks............................       2.82%
                Automobiles & Components.........       2.74%
                Retailing........................       2.32%
                Food & Drug Retailing............       1.94%
                Hotels, Restaurants & Leisure....       1.78%
                Commercial Services & Supplies...       1.56%
                Pharmaceuticals & Biotech........       1.49%
                Semiconductor & Semi Equipment...       1.02%
                Food, Beverage & Tobacco.........       0.80%
                Net Other Assets and Liabilities.       3.21%
                                                      ------
                TOTAL NET ASSETS.................     100.00%
                                                      ======

December 31, 2004              73                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                            Statement of Assets and Liabilities

                                                   Forward     Forward
                                                   Hoover       Hoover
                                                  Small Cap    Mini-Cap
                                                 Equity Fund     Fund
                                                 ------------ -----------
       ASSETS:
         Investments, at value.................. $192,441,051 $30,024,817
         Cash and cash equivalents..............    4,956,592   1,179,205
         Receivable for investments sold........    2,157,917     656,635
         Receivable for shares sold.............      246,901     714,900
         Dividend receivable....................      188,047      23,889
         Prepaid expenses.......................       11,698       2,410
                                                 ------------ -----------
          Total Assets..........................  200,002,206  32,601,856
                                                 ------------ -----------
       LIABILITIES:
         Payable for investments purchased......    1,885,985     100,909
         Payable for shares redeemed............       55,455       4,171
         Payable to adviser.....................      163,182      30,904
         Accrued expenses and other liabilities.      176,664      37,613
                                                 ------------ -----------
          Total Liabilities.....................    2,281,286     173,597
                                                 ------------ -----------
       NET ASSETS............................... $197,720,920 $32,428,259
                                                 ============ ===========
       NET ASSETS consist of:
         Paid-in capital (Note 7)............... $148,759,933 $27,290,661
         Accumulated net realized gain on
          investments...........................    8,251,790     373,015
         Net unrealized appreciation on
          investments...........................   40,709,197   4,764,583
                                                 ------------ -----------
       Total Net Assets......................... $197,720,920 $32,428,259
                                                 ============ ===========
       Investments, at Cost..................... $151,731,854 $25,260,234
       Pricing of Shares
         Investor Class:........................
         Net Asset Value, offering, and
          redemption price per share............ $      18.45 $     16.26
         Net Assets............................. $187,229,690 $ 7,722,110
         Shares of beneficial interest
          outstanding...........................   10,149,149     474,816
         Institutional Class:...................
         Net Asset Value, offering, and
          redemption price per share............ $      18.71 $     16.38
         Net Assets............................. $ 10,491,230 $24,706,149
         Shares of beneficial interest
          outstanding...........................      560,740   1,507,856

See Notes to Financial Statements              74                December 31, 2004

--------------------------------------------------------------------------------

                                                  Forward       Forward
                                                  Uniplan     Hansberger
                                                Real Estate  International
                                                Investment      Growth
                                                   Fund          Fund
                                                -----------  -------------
     ASSETS:
       Investments, at value................... $47,903,084   $23,702,422
       Cash and cash equivalents...............     516,817       550,624
       Receivable for shares sold..............      19,548         1,800
       Dividend receivable.....................     224,021        29,401
       Prepaid expenses........................       3,134         1,564
                                                -----------   -----------
        Total Assets...........................  48,666,604    24,285,811
                                                -----------   -----------
     LIABILITIES:
       Payable for investments purchased.......     223,017            --
       Payable for shares redeemed.............       1,410            --
       Payable to adviser......................      35,109        14,423
       Accrued expenses and other
        liabilities............................      60,803        67,185
                                                -----------   -----------
        Total Liabilities......................     320,339        81,608
                                                -----------   -----------
     NET ASSETS................................ $48,346,265   $24,204,203
                                                ===========   ===========
     NET ASSETS consist of:
       Paid-in capital (Note 7)................ $32,258,674   $25,427,082
       Accumulated net investment loss.........         (88)      (69,549)
       Accumulated net realized gain/(loss) on
        investments and foreign currency
        transactions...........................     697,004    (7,073,216)
       Net unrealized appreciation on
        investments and translation of assets
        and liabilities in foreign currencies..  15,390,675     5,919,886
                                                -----------   -----------
     Total Net Assets.......................... $48,346,265   $24,204,203
                                                ===========   ===========
     Investments, at Cost...................... $32,512,449   $17,783,713
     Pricing of Shares
       Net Asset Value, offering, and
        redemption price per share............. $     16.62   $     12.78
       Net Assets.............................. $48,346,265   $24,204,203
       Shares of beneficial interest
        outstanding............................   2,909,121     1,893,172

December 31, 2004              75                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                       Forward       Forward
                                                        Global    International
                                                       Emerging       Small
                                                       Markets      Companies
                                                         Fund         Fund
                                                     -----------  -------------
ASSETS:
 Investments, at value.............................. $19,697,835   $56,994,289
 Cash and cash equivalents..........................          --     1,847,864
 Foreign currency, at value (Cost $184,310 and
  $1,116,764, respectively).........................     185,618     1,118,399
 Receivable for investments sold....................      13,270        56,184
 Receivable for shares sold.........................          --       183,164
 Receivable from Adviser............................      10,036            --
 Dividend receivable................................      89,209        58,284
 Other assets.......................................          --         6,577
                                                     -----------   -----------
   Total Assets.....................................  19,995,968    60,264,761
                                                     -----------   -----------
LIABILITIES:
 Payable to custodian...............................      19,763            --
 Payable for investments purchased..................      26,079     1,196,919
 Payable for shares redeemed........................          --        25,365
 Payable to adviser.................................          --        28,682
 Accrued expenses and other liabilities.............     126,953       126,980
                                                     -----------   -----------
   Total Liabilities................................     172,795     1,377,946
                                                     -----------   -----------
NET ASSETS.......................................... $19,823,173   $58,886,815
                                                     ===========   ===========
NET ASSETS consist of:
 Paid-in capital (Note 7)........................... $24,100,967   $47,470,940
 Accumulated net investment income..................          --        67,660
 Accumulated net realized gain/(loss) on investments
  and foreign currency transactions.................  (9,168,286)    1,339,820
 Net unrealized appreciation on investments and
  translation of assets and liabilities in foreign
  currencies........................................   4,890,492    10,008,395
                                                     -----------   -----------
Total Net Assets.................................... $19,823,173   $58,886,815
                                                     ===========   ===========
Investments, at Cost................................ $14,812,498   $46,989,481
Pricing of Shares
 Investor Class:
 Net Asset Value, offering, and redemption price per
  share............................................. $     14.21   $     12.87
 Net Assets......................................... $   969,184   $ 9,818,516
 Shares of beneficial interest outstanding..........      68,228       762,640
 Institutional Class:
 Net Asset Value, offering, and redemption price per
  share............................................. $     14.23   $     12.89
 Net Assets......................................... $18,853,989   $49,068,299
 Shares of beneficial interest outstanding..........   1,324,621     3,806,846

See Notes to Financial Statements              76                December 31, 2004

--------------------------------------------------------------------------------

Statement of Operations
For the Year Ended December 31, 2004

                                                   Forward
                                                   Hoover      Forward
                                                  Small Cap     Hoover
                                                   Equity      Mini-Cap
                                                    Fund         Fund
                                                 -----------  ----------
      INVESTMENT INCOME:
        Interest................................ $    28,962  $    8,472
        Dividends...............................     829,282     118,894
        Foreign taxes withheld..................          --          (2)
                                                 -----------  ----------
         Total investment income................     858,244     127,364
                                                 -----------  ----------
      EXPENSES:
        Investment advisory fee.................   1,584,021     238,385
        Administration fee......................     185,296      31,342
        Custodian fee...........................      27,350      16,017
        Fund accounting fee.....................      41,474      43,008
        Legal and audit fee.....................     114,005      32,555
        Transfer agent fee......................      79,049      14,038
        Directors' fees and expenses............      39,230       5,279
        Printing fees...........................      33,509       2,178
        Registration/filing fees................      26,611      35,579
        Report to shareholder fees..............      43,142       6,258
        Distribution and service fees--Investor
         class..................................     488,372      10,078
        Repayment of reimbursed expenses........          --       6,867
        Other...................................      43,291       5,715
                                                 -----------  ----------
         Total expenses before waiver...........   2,705,350     447,299
         Less fees waived/reimbursed by
          investment adviser....................     (43,565)    (88,725)
                                                 -----------  ----------
         Total net expenses.....................   2,661,785     358,574
                                                 -----------  ----------
      NET INVESTMENT LOSS.......................  (1,803,541)   (231,210)
                                                 -----------  ----------
      Net realized gain on investments..........  22,214,894     690,337
      Net change in unrealized appreciation/
       (depreciation) on investments............  12,885,211   3,484,543
                                                 -----------  ----------
      NET REALIZED AND UNREALIZED GAIN
       ON INVESTMENTS...........................  35,100,105   4,174,880
                                                 -----------  ----------
      NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS................ $33,296,564  $3,943,670
                                                 ===========  ==========

December 31, 2004              77                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                        Statement of Operations
                                           For the Year Ended December 31, 2004

                                                       Forward       Forward
                                                       Uniplan     Hansberger
                                                     Real Estate  International
                                                     Investment      Growth
                                                        Fund          Fund
                                                     -----------  -------------
INVESTMENT INCOME:
 Interest........................................... $     4,799   $    2,547
 Dividends..........................................   2,128,950      364,129
 Foreign taxes withheld.............................      (3,697)     (38,607)
                                                     -----------   ----------
   Total investment income..........................   2,130,052      328,069
                                                     -----------   ----------
EXPENSES:
 Investment advisory fee............................     360,332      184,683
 Administration fee.................................      54,904       34,562
 Custodian fee......................................      12,654       40,396
 Fund accounting fee................................      36,800       56,932
 Legal and audit fee................................      51,466       38,563
 Transfer agent fee.................................      26,492       14,178
 Directors' fees and expenses.......................      12,265        6,047
 Printing fees......................................      12,556        1,171
 Registration/filing fees...........................      16,142       15,708
 Report to shareholder fees.........................      11,206        6,418
 Distribution and service fees--Investor class......      81,510       48,256
 Repayment of reimbursed expenses...................      90,700           --
 Reflow fees (Note 2)...............................       3,164           --
 Other..............................................      15,322        8,168
                                                     -----------   ----------
   Total expenses before waiver.....................     785,513      455,082
   Less fees waived/reimbursed by investment
    adviser.........................................          --      (82,632)
                                                     -----------   ----------
   Total net expenses...............................     785,513      372,450
                                                     -----------   ----------
NET INVESTMENT INCOME/(LOSS)........................   1,344,539      (44,381)
                                                     -----------   ----------
Net realized gain on investments....................   2,687,104    1,526,004
Net realized gain/(loss) on foreign currency
 transactions.......................................           2      (47,962)
Net change in unrealized appreciation/
 (depreciation) on investments......................   7,139,179    1,338,988
Net change in unrealized appreciation/
 (depreciation) on assets and liabilities in foreign
 currencies.........................................          40       (2,523)
                                                     -----------   ----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS........................................   9,826,325    2,814,507
                                                     -----------   ----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS.................................... $11,170,864   $2,770,126
                                                     ===========   ==========

See Notes to Financial Statements              78                December 31, 2004

--------------------------------------------------------------------------------

Statement of Operations
For the Year Ended December 31, 2004

                                                       Forward        Forward
                                                        Global     International
                                                       Emerging        Small
                                                       Markets       Companies
                                                        Fund*          Fund
                                                     ------------  -------------
INVESTMENT INCOME:
 Interest........................................... $      3,539   $    7,172
 Dividends..........................................    1,372,414      910,743
 Foreign taxes withheld.............................     (129,499)     (79,632)
                                                     ------------   ----------
   Total investment income..........................    1,246,454      838,283
                                                     ------------   ----------
EXPENSES:
 Investment advisory fee............................      669,262      430,410
 Administration fee.................................       62,672       65,909
 Custodian fee......................................      194,322      155,725
 Fund accounting fee................................       60,562       61,994
 Legal and audit fee................................       28,138       49,079
 Transfer agent fee.................................       29,657       28,842
 Directors' fees and expenses.......................        8,828       12,665
 Registration/filing fees...........................       25,549       29,855
 Report to shareholder fees.........................       32,018       29,024
 Distribution and service fees--Investor class......          816       28,351
 Reflow fees (Note 2)...............................        2,427        4,080
 Other..............................................      161,420       29,981
                                                     ------------   ----------
   Total expenses before waiver.....................    1,275,671      925,915
   Less fees waived/reimbursed by investment
    adviser.........................................     (362,519)    (379,991)
                                                     ------------   ----------
   Total net expenses...............................      913,152      545,924
                                                     ------------   ----------
NET INVESTMENT INCOME...............................      333,302      292,359
                                                     ------------   ----------
Net realized gain on investments....................    7,922,030    9,065,917
Net realized gain from in-kind redemptions..........   32,635,025           --
Net realized gain/(loss) on foreign currency
 transactions.......................................      (31,023)      14,957
Net change in unrealized appreciation/(depreciation)
 on investments.....................................  (30,749,365)     561,210
Net change in unrealized appreciation/(depreciation)
 on assets and liabilities in foreign currencies....       19,845       (9,124)
                                                     ------------   ----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS........................................    9,796,512    9,632,960
                                                     ------------   ----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS.................................... $ 10,129,814   $9,925,319
                                                     ============   ==========

------------------
* On September 16, 2004, the Forward Global Emerging Markets Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet Global Emerging Markets Fund. The above includes results of operations of the Pictet Global Emerging Markets Fund for the period from January 1, 2004 through September 16, 2004 (see Note 13).

December 31, 2004              79                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                             Statement of Changes in Net Assets

                                                            Forward Hoover
                                                         Small Cap Equity Fund
                                                      --------------------------
                                                       Year Ended    Year Ended
                                                      December 31,  December 31,
                                                          2004          2003
                                                      ------------  ------------
Operations:
 Net investment loss................................. $ (1,803,541) $ (1,370,872)
 Net realized gain on investments....................   22,214,894    16,485,979
 Net change in unrealized appreciation/(depreciation)
  on investments.....................................   12,885,211    18,888,081
                                                      ------------  ------------
 Net increase in net assets resulting from operations   33,296,564    34,003,188
                                                      ------------  ------------
Distributions to shareholders:
 From net realized gains on investments
   Investor Class....................................  (13,263,649)   (2,185,726)
   Institutional Class...............................     (733,168)      (66,218)
                                                      ------------  ------------
 Total distributions.................................  (13,996,817)   (2,251,944)
                                                      ------------  ------------
Share Transactions:
Investor Class
 Proceeds from sale of shares........................   57,668,821    25,750,968
 Issued to shareholders in reinvestment of
  distributions......................................   13,077,692     2,174,101
 Cost of shares redeemed, net of redemption fees
  (Note 7)...........................................  (30,372,905)  (22,904,359)
                                                      ------------  ------------
 Net increase from share transactions................   40,373,608     5,020,710
                                                      ------------  ------------
Institutional Class
 Proceeds from sale of shares........................    5,488,145     3,212,264
 Issued to shareholders in reinvestment of
  distributions......................................      733,168        66,218
 Cost of shares redeemed, net of redemption fees
  (Note 7)...........................................     (417,140)           --
                                                      ------------  ------------
 Net increase from share transactions................    5,804,173     3,278,482
                                                      ------------  ------------
 Net increase in net assets..........................   65,477,528    40,050,436
                                                      ------------  ------------
NET ASSETS:
 Beginning of year...................................  132,243,392    92,192,956
                                                      ------------  ------------
 End of year......................................... $197,720,920  $132,243,392
                                                      ============  ============
OTHER INFORMATION:
Share Transactions:
Investor Class
 Sold................................................    3,295,955     1,834,001
 Distributions reinvested............................      706,902       132,891
 Redeemed............................................   (1,790,326)   (1,663,364)
                                                      ------------  ------------
 Net increase in shares outstanding..................    2,212,531       303,528
                                                      ============  ============
Institutional Class
 Sold................................................      305,548       219,043
 Distributions reinvested............................       39,060         4,014
 Redeemed............................................      (24,630)           --
                                                      ------------  ------------
 Net increase in shares outstanding..................      319,978       223,057
                                                      ============  ============

See Notes to Financial Statements              80                December 31, 2004

--------------------------------------------------------------------------------

                                                           Forward Hoover
                                                            Mini-Cap Fund
                                                      ------------------------
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
                                                          2004        2003*
                                                      ------------ ------------
Operations:
 Net investment loss................................. $  (231,210) $   (76,595)
 Net realized gain on investments....................     690,337      493,363
 Net change in unrealized appreciation/(depreciation)
  on investments.....................................   3,484,543    1,280,040
                                                      -----------  -----------
 Net increase in net assets resulting from operations   3,943,670    1,696,808
                                                      -----------  -----------
Distributions to shareholders:
 From net realized gains on investments..............
   Investor Class....................................     (81,023)     (77,097)
   Institutional Class...............................    (252,328)    (118,220)
                                                      -----------  -----------
 Total distributions.................................    (333,351)    (195,317)
                                                      -----------  -----------
Share Transactions:
Investor Class
 Proceeds from sale of shares........................     922,535    5,191,015
 Issued to shareholders in reinvestment of
  distributions......................................      79,414       74,338
 Cost of shares redeemed, net of redemption fees
  (Note 7)...........................................    (247,144)    (347,528)
                                                      -----------  -----------
 Net increase from share transactions................     754,805    4,917,825
                                                      -----------  -----------
Institutional Class
 Proceeds from sale of shares........................  12,932,893    8,996,067
 Issued to shareholders in reinvestment of
  distributions......................................      47,494       10,268
 Cost of shares redeemed, net of redemption fees
  (Note 7)...........................................    (317,743)     (25,160)
                                                      -----------  -----------
 Net increase from share transactions................  12,662,644    8,981,175
                                                      -----------  -----------
 Net increase in net assets..........................  17,027,768   15,400,491
                                                      -----------  -----------
NET ASSETS:
 Beginning of year...................................  15,400,491           --
                                                      -----------  -----------
 End of year......................................... $32,428,259  $15,400,491
                                                      ===========  ===========
OTHER INFORMATION:
Share Transactions:
Investor Class
 Sold................................................      63,095      444,954
 Distributions reinvested............................       4,875        5,137
 Redeemed............................................     (17,283)     (25,962)
                                                      -----------  -----------
 Net increase in shares outstanding..................      50,687      424,129
                                                      ===========  ===========
Institutional Class
 Sold................................................     868,241      659,259
 Distributions reinvested............................       2,894          708
 Redeemed............................................     (21,480)      (1,766)
                                                      -----------  -----------
 Net increase in shares outstanding..................     849,655      658,201
                                                      ===========  ===========

------------------
*  The Fund commenced operations on January 1, 2003.

December 31, 2004              81                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                    Forward Uniplan Real Estate
                                                         Investment Fund
                                                    -------------------------
                                                     Year Ended     Year Ended
                                                    December 31,   December 31,
                                                        2004           2003
                                                    ------------   ------------
 Operations:
  Net investment income............................ $  1,344,539   $   958,422
  Net realized gain on investments.................    2,687,104       277,283
  Net realized gain on foreign currency............            2            --
  Net change in unrealized appreciation/
   (depreciation) on investments...................    7,139,179     6,422,431
  Net change in unrealized appreciation/
   (depreciation) on investments and foreign
   currency........................................           40            --
                                                    ------------   -----------
  Net increase in net assets resulting from
   operations......................................   11,170,864     7,658,136
                                                    ------------   -----------
 Distributions to shareholders:
  From net investment income.......................   (1,647,621)     (747,393)
  From net realized gains on investments...........   (2,123,003)     (181,406)
                                                    ------------   -----------
  Total distributions..............................   (3,770,624)     (928,799)
                                                    ------------   -----------
 Share Transactions:
  Proceeds from sale of shares.....................   13,529,123    10,927,934
  Issued to shareholders in reinvestment of
   distributions...................................    3,738,910       923,509
  Cost of shares redeemed, net of redemption fees
   (Note 7)........................................  (13,057,217)   (5,301,991)
                                                    ------------   -----------
  Net increase from share transactions.............    4,210,816     6,549,452
                                                    ------------   -----------
  Net increase in net assets.......................   11,611,056    13,278,789
                                                    ------------   -----------
 NET ASSETS:
  Beginning of year................................   36,735,209    23,456,420
                                                    ------------   -----------
  End of year (including accumulated net investment
   loss of $88 and $0, respectively)............... $ 48,346,265   $36,735,209
                                                    ============   ===========
 OTHER INFORMATION:
 Share Transactions:
  Sold.............................................      910,437       906,329
  Distributions reinvested.........................      232,060        73,553
  Redeemed.........................................     (856,293)     (443,073)
                                                    ------------   -----------
  Net increase in shares outstanding...............      286,204       536,809
                                                    ============   ===========

See Notes to Financial Statements              82                December 31, 2004

--------------------------------------------------------------------------------

                                                    Forward Hansberger
                                                 International Growth Fund
                                                 ------------------------
                                                  Year Ended   Year Ended
                                                 December 31, December 31,
                                                     2004         2003
                                                 ------------ ------------
     Operations:
      Net investment loss....................... $   (44,381) $   (27,115)
      Net realized gain/(loss) on investments...   1,526,004     (454,613)
      Net realized loss on foreign currency.....     (47,962)     (18,923)
      Net change in unrealized appreciation/
       (depreciation) on investments and foreign
       currency.................................   1,336,465    6,305,986
                                                 -----------  -----------
      Net increase in net assets resulting from
       operations...............................   2,770,126    5,805,335
                                                 -----------  -----------
     Share Transactions:
      Proceeds from sale of shares..............     996,912      360,481
      Cost of shares redeemed, net of redemption
       fees (Note 7)............................    (752,181)    (298,413)
                                                 -----------  -----------
      Net increase from share transactions......     244,731       62,068
                                                 -----------  -----------
      Net increase in net assets................   3,014,857    5,867,403
                                                 -----------  -----------
     NET ASSETS:
      Beginning of year.........................  21,189,346   15,321,943
                                                 -----------  -----------
      End of year (including accumulated net
       investment loss of $69,549 and $0,
       respectively)............................ $24,204,203  $21,189,346
                                                 ===========  ===========
     OTHER INFORMATION:
     Share Transactions:
      Sold......................................      87,643       43,257
      Redeemed..................................     (67,214)     (36,433)
                                                 -----------  -----------
      Net increase in shares outstanding........      20,429        6,824
                                                 ===========  ===========

December 31, 2004              83                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                      Forward Global
                                                                  Emerging Markets Fund
                                                              -----------------------------
                                                                 Year Ended     Year Ended
                                                                December 31,   December 31,
                                                                   2004*           2003
                                                              -------------    ------------
Operations:
 Net investment income....................................... $     333,302    $    758,561
 Net realized gain on investments............................    40,557,055       7,968,047
 Net realized loss on foreign currency.......................       (31,023)       (100,206)
 Net change in unrealized appreciation/(depreciation) on
  investments and foreign currency...........................   (30,729,520)     39,237,671
                                                              -------------    ------------
 Net increase in net assets resulting from operations........    10,129,814      47,864,073
                                                              -------------    ------------
Distributions to shareholders:
 From net investment income
  Investor Class.............................................        (3,229)         (1,173)
  Institutional Class........................................      (331,629)       (679,996)
                                                              -------------    ------------
 Total distributions.........................................      (334,858)       (681,169)
                                                              -------------    ------------
Share Transactions:
Investor Class
 Proceeds from sale of shares................................     2,057,729         220,366
 Issued to shareholders in reinvestment of distributions.....         2,866           1,173
 Cost of shares redeemed, net of redemption fees (Note 7)....    (1,395,772)        (30,563)
                                                              -------------    ------------
 Net increase from share transactions........................       664,823         190,976
                                                              -------------    ------------
Institutional Class
 Proceeds from sale of shares................................    29,560,555       7,692,902
 Issued to shareholders in reinvestment of distributions.....       247,908         654,037
 Cost of shares redeemed, net of redemption fees (Note 7)....  (137,446,386)**   (6,228,673)
                                                              -------------    ------------
 Net increase/(decrease) from share transactions.............  (107,637,923)      2,118,266
                                                              -------------    ------------
 Net increase/(decrease) in net assets.......................   (97,178,144)     49,492,146
                                                              -------------    ------------
NET ASSETS:
 Beginning of year...........................................   117,001,317      67,509,171
                                                              -------------    ------------
 End of year (including accumulated net investment loss of $0
  and $18,268, respectively)................................. $  19,823,173    $117,001,317
                                                              =============    ============
OTHER INFORMATION:
Share Transactions:
Investor Class
 Sold........................................................       157,039          21,906
 Distributions reinvested....................................           243             103
 Redeemed....................................................      (108,204)         (2,859)
                                                              -------------    ------------
 Net increase in shares outstanding..........................        49,078          19,150
                                                              =============    ============
Institutional Class
 Sold........................................................     2,419,925         784,348
 Distributions reinvested....................................        21,009          57,372
 Redeemed....................................................   (10,948,140)       (767,187)
                                                              -------------    ------------
 Net increase/(decrease) in shares outstanding...............    (8,507,206)         74,533
                                                              =============    ============

------------------
* On September 16, 2004, the Forward Global Emerging Markets Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet Global Emerging Markets Fund. The comparative information for the year ended December 31, 2003 represents that of the Pictet Global Emerging Markets Fund (see Note 13).
** Includes in-kind redemption of $100,925,336.

See Notes to Financial Statements              84                December 31, 2004

--------------------------------------------------------------------------------

                                                                 Forward International
                                                                 Small Companies Fund
                                                             --------------------------
                                                              Year Ended     Year Ended
                                                             December 31,   December 31,
                                                                 2004          2003*
                                                             ------------  ------------
Operations:
 Net investment income...................................... $    292,359  $    165,305
 Net realized gain on investments...........................    9,065,917     9,432,926
 Net realized gain on foreign currency......................       14,957        32,931
 Net change in unrealized appreciation/(depreciation) on
  investments and foreign currency..........................      552,086     9,780,888
                                                             ------------  ------------
 Net increase in net assets resulting from operations.......    9,925,319    19,412,050
                                                             ------------  ------------
Distributions to shareholders:
 From net investment income
  Investor Class............................................      (24,354)      (30,748)
  Institutional Class.......................................     (267,500)     (124,613)
 From net realized gains on investments
  Investor Class............................................     (103,672)           --
  Institutional Class.......................................     (526,407)           --
                                                             ------------  ------------
 Total distributions........................................     (921,933)     (155,361)
                                                             ------------  ------------
Share Transactions:
Investor Class
 Proceeds from sale of shares...............................   15,550,577    21,288,485
 Issued to shareholders in reinvestment of distributions....      124,540        28,264
 Cost of shares redeemed, net of redemption fees (Note 7)...  (23,329,166)   (9,355,411)
                                                             ------------  ------------
 Net increase/(decrease) from share transactions............   (7,654,049)   11,961,338
                                                             ------------  ------------
Institutional Class
 Proceeds from sale of shares...............................   22,597,344     9,876,707
 Issued to shareholders in reinvestment of distributions....      782,769       123,064
 Cost of shares redeemed, net of redemption fees (Note 7)...   (8,045,372)  (21,577,832)**
                                                             ------------  ------------
 Net increase/(decrease) from share transactions............   15,334,741   (11,578,061)
                                                             ------------  ------------
 Net increase in net assets.................................   16,684,078    19,639,966
                                                             ------------  ------------
NET ASSETS:
 Beginning of year..........................................   42,202,737    22,562,771
                                                             ------------  ------------
 End of year (including accumulated net investment income of
  $67,660 and $52,198, respectively)........................ $ 58,886,815  $ 42,202,737
                                                             ============  ============
OTHER INFORMATION:
Share Transactions:
Investor Class
 Sold.......................................................    1,358,659     2,574,362
 Distributions reinvested...................................        9,707         2,826
 Redeemed...................................................   (2,144,568)   (1,086,725)
                                                             ------------  ------------
 Net increase/(decrease) in shares outstanding..............     (776,202)    1,490,463
                                                             ============  ============
Institutional Class
 Sold.......................................................    1,953,868     1,280,322
 Distributions reinvested...................................       60,963        12,294
 Redeemed...................................................     (728,748)   (2,224,886)
                                                             ------------  ------------
 Net increase/(decrease) in shares outstanding..............    1,286,083      (932,270)
                                                             ============  ============

------------------
* On December 23, 2003, the Forward International Small Companies Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet International Small Companies Fund.
** Includes in-kind redemption of $18,280,729.

December 31, 2004              85                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                           Financial Highlights
                      For a Share outstanding throughout the periods presented.

                                          Forward Hoover Small Cap Equity Fund
                                         -------------------------------------
                                           Investor   Institutional   Investor
                                            Class         Class        Class
                                         ------------ ------------- ------------
                                          Year Ended   Year Ended    Year Ended
                                         December 31, December 31,  December 31,
                                             2004         2004          2003
                                         ------------ ------------- ------------
Net Asset Value, Beginning of Period....   $  16.17      $ 16.31      $  12.05
Income/(loss) from Operations:
 Net investment loss....................      (0.17)       (0.07)        (0.17)
 Net realized and unrealized gain/(loss)
  on investments........................       3.86         3.88          4.57
                                           --------      -------      --------
   Total from Operations................       3.69         3.81          4.40
                                           --------      -------      --------
Less Distributions:
 From capital gains.....................      (1.41)       (1.41)        (0.28)
 Tax return of capital..................         --           --            --
                                           --------      -------      --------
   Total Distributions..................      (1.41)       (1.41)        (0.28)
                                           --------      -------      --------
Redemption fees added to paid in capital
 (Note 7)...............................        -- +         -- +          -- +
                                           --------      -------      --------
Net increase/(decrease) in net asset
 value..................................       2.28         2.40          4.12
                                           --------      -------      --------
Net Asset Value, End of Period..........   $  18.45      $ 18.71      $  16.17
                                           ========      =======      ========
Total Return............................      22.77%       23.31%        36.49%
Ratios/Supplemental Data:
 Net Assets, End of Period (000's)......   $187,230      $10,491      $128,317
Ratios to average net assets:
 Net investment income/(loss) including
  reimbursement/waiver..................      (1.21)%      (0.76)%       (1.28)%
 Operating expenses including
  reimbursement/waiver..................       1.78%        1.34%         1.83%
 Operating expenses excluding
  reimbursement/waiver..................       1.80%        1.48%         1.89%
Portfolio turnover rate.................        207%         207%          190%

------------------
+ Amount represents less than $0.01 per share.

See Notes to Financial Statements              86                December 31, 2004

--------------------------------------------------------------------------------

Financial Highlights
For a Share outstanding throughout the periods presented.

                                           Forward Hoover Small Cap Equity Fund
                                         -------------------------------------
                                         Institutional   Investor   Institutional
                                             Class        Class         Class
                                         ------------- ------------ -------------
                                          Year Ended    Year Ended  Period Ended
                                         December 31,  December 31, December 31,
                                             2003          2002       2002/(a)/
                                         ------------- ------------ -------------
Net Asset Value, Beginning of Period....    $12.10       $ 14.78       $ 14.12
Income/(loss) from Operations:
 Net investment loss....................     (0.05)        (0.18)        (0.08)
 Net realized and unrealized gain/(loss)
  on investments........................      4.54         (2.55)        (1.94)
                                            ------       -------       -------
   Total from Operations................      4.49         (2.73)        (2.02)
                                            ------       -------       -------
Less Distributions:
 From capital gains.....................     (0.28)           --            --
 Tax return of capital..................        --            --            --
                                            ------       -------       -------
   Total Distributions..................     (0.28)           --            --
                                            ------       -------       -------
Redemption fees added to paid in capital
 (Note 7)...............................       -- +          -- +          -- +
                                            ------       -------       -------
Net increase/(decrease) in net asset
 value..................................      4.21         (2.73)        (2.02)
                                            ------       -------       -------
Net Asset Value, End of Period..........    $16.31       $ 12.05       $ 12.10
                                            ======       =======       =======
Total Return............................     37.08%       (18.47)%      (14.31)%
Ratios/Supplemental Data:
Net Assets, End of Period (000's).......    $3,926       $91,979       $   214
Ratios to average net assets:
 Net investment income/(loss) including
  reimbursement/waiver..................     (0.82)%       (1.30)%       (1.13)%*
 Operating expenses including
  reimbursement/waiver..................      1.35%         1.85%         1.85%*
 Operating expenses excluding
  reimbursement/waiver..................      1.74%         1.89%         1.85%*
Portfolio turnover rate.................       190%          147%          147%

------------------
* Annualized.
+ Amount represents less than $0.01 per share.
(a) The Forward Hoover Small Cap Equity Fund Institutional Class commenced operations on June 6, 2002.

December 31, 2004              87                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                           Financial Highlights
                      For a Share outstanding throughout the periods presented.

                                               Forward Hoover Small Cap Equity Fund
                                               ---------------------------------
                                               Investor Class     Investor Class
                                               --------------     --------------
                                                 Year Ended         Year Ended
                                                December 31,       December 31,
                                                    2001               2000
                                               --------------     --------------
   Net Asset Value, Beginning of Period.......    $  14.26           $ 12.19
   Income/(loss) from Operations:
    Net investment loss.......................       (0.14)            (0.11)
    Net realized and unrealized gain/(loss) on
     investments..............................        0.75              2.29
                                                  --------           -------
      Total from Operations...................        0.61              2.18
                                                  --------           -------
   Less Distributions:
    From capital gains........................       (0.09)            (0.11)
    Tax return of capital.....................        (-)+                --
                                                  --------           -------
      Total Distributions.....................       (0.09)            (0.11)
                                                  --------           -------
   Redemption fees added to paid in capital
    (Note 7)..................................          --                --
                                                  --------           -------
   Net increase/(decrease) in net asset value.        0.52              2.07
                                                  --------           -------
   Net Asset Value, End of Period.............    $  14.78           $ 14.26
                                                  ========           =======
   Total Return...............................        4.27%            17.88%
   Ratios/Supplemental Data:
   Net Assets, End of Period (000's)..........    $115,546           $96,858
   Ratios to average net assets:
    Net investment income/(loss) including
     reimbursement/waiver.....................       (1.04)%           (1.06)%
    Operating expenses including
     reimbursement/waiver.....................        1.65%             1.64%
    Operating expenses excluding
     reimbursement/waiver.....................        1.99%             1.99%
   Portfolio turnover rate....................         140%              183%

------------------
+ Amount represents less than $0.01 per share.

See Notes to Financial Statements              88                December 31, 2004

--------------------------------------------------------------------------------

Financial Highlights
For a Share outstanding throughout the periods presented.

                                                      Forward Hoover
                                                      Mini-Cap Fund
                                                ------------------------
                                                  Investor   Institutional
                                                   Class         Class
                                                ------------ -------------
                                                 Year Ended   Year Ended
                                                December 31, December 31,
                                                    2004         2004
                                                ------------ -------------
      Net Asset Value, Beginning of Period.....    $14.21       $ 14.24
      Income/(loss) from Operations:
        Net investment loss....................     (0.19)        (0.09)
        Net realized and unrealized gain on
         investments...........................      2.41          2.40
                                                   ------       -------
         Total from Operations.................      2.22          2.31
                                                   ------       -------
      Less Distributions:
        From capital gains.....................     (0.17)        (0.17)
                                                   ------       -------
         Total Distributions...................     (0.17)        (0.17)
                                                   ------       -------
      Redemption fees added to paid in capital
       (Note 7)................................       -- +          -- +
                                                   ------       -------
      Net increase in net asset value..........      2.05          2.14
                                                   ------       -------
      Net Asset Value, End of Period...........    $16.26       $ 16.38
                                                   ======       =======
      Total Return.............................     15.64%        16.24%
      Ratios/Supplemental Data:
        Net Assets, End of Period (000's)......    $7,722       $24,706
      Ratios to average net assets:
        Net investment income/(loss) including
         reimbursement/waiver..................     (1.41)%       (0.86)%
        Operating expenses including
         reimbursement/waiver..................      1.95%         1.43%
        Operating expenses excluding
         reimbursement/waiver..................      2.21%         1.87%
      Portfolio turnover rate..................       306%          306%

------------------
+  Amount represents less than $0.01 per share.

December 31, 2004              89                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                           Financial Highlights
                      For a Share outstanding throughout the periods presented.

                                                      Forward Hoover
                                                      Mini-Cap Fund
                                                -----------------------
                                                  Investor   Institutional
                                                   Class         Class
                                                ------------ -------------
                                                 Year Ended  Period Ended
                                                December 31, December 31,
                                                 2003/(b)/     2003/(c)/
                                                ------------ -------------
      Net Asset Value, Beginning of Period.....    $10.00       $13.02
      Income/(loss) from Operations:
        Net investment loss....................     (0.13)       (0.03)
        Net realized and unrealized gain on
         investments...........................      4.52         1.43
                                                   ------       ------
         Total from Operations.................      4.39         1.40
                                                   ------       ------
      Less Distributions:
        From capital gains.....................     (0.18)       (0.18)
                                                   ------       ------
         Total Distributions...................     (0.18)       (0.18)
                                                   ------       ------
      Redemption fees added to paid in capital
       (Note 7)................................       -- +         -- +
                                                   ------       ------
      Net increase in net asset value..........      4.21         1.22
                                                   ------       ------
      Net Asset Value, End of Period...........    $14.21       $14.24
                                                   ======       ======
      Total Return.............................     43.91%       10.76%
      Ratios/Supplemental Data:
        Net Assets, End of Period (000's)......    $6,027       $9,373
      Ratios to average net assets:
        Net investment income/(loss) including
         reimbursement/waiver..................     (1.67)%      (1.04)%*
        Operating expenses including
         reimbursement/waiver..................      1.99%        1.43%*
        Operating expenses excluding
         reimbursement/waiver..................      4.84%        3.44%*
      Portfolio turnover rate..................       421%         421%

------------------
*  Annualized.
+  Amount represents less than $0.01 per share.
(b) The Forward Hoover Mini-Cap Fund commenced operations on January 1, 2003.
(c) The Forward Hoover Mini-Cap Fund Institutional Class commenced operations on August 15, 2003.

See Notes to Financial Statements              90                December 31, 2004

--------------------------------------------------------------------------------

Financial Highlights
For a Share outstanding throughout the periods presented.

                                                Forward Uniplan
                                          Real Estate Investment Fund
                                     -------------------------------------
                                      Year Ended   Year Ended   Year Ended
                                     December 31, December 31, December 31,
                                         2004         2003         2002
                                     ------------ ------------ ------------
     Net Asset Value, Beginning of
      Period........................   $ 14.01      $ 11.24      $ 11.43
     Income/(loss) from Operations:
       Net investment income........      0.48         0.39         0.44
       Net realized and unrealized
        gain/(loss) on
        investments.................      3.48         2.76        (0.02)
                                       -------      -------      -------
        Total from Operations.......      3.96         3.15         0.42
                                       -------      -------      -------
     Less Distributions:
       From net investment
        income......................     (0.59)       (0.31)       (0.44)
       From capital gains...........     (0.76)       (0.07)       (0.17)
       Tax return of capital........        --           --           --
                                       -------      -------      -------
        Total Distributions.........     (1.35)       (0.38)       (0.61)
                                       -------      -------      -------
     Redemption fees added to paid
      in capital (Note 7)...........       -- +         -- +         -- +
                                       -------      -------      -------
     Net increase/(decrease) in net
      asset value...................      2.61         2.77        (0.19)
                                       -------      -------      -------
     Net Asset Value, End of
      Period........................   $ 16.62      $ 14.01      $ 11.24
                                       =======      =======      =======
     Total Return...................     28.77%       28.53%        3.56%
     Ratios/Supplemental Data:
       Net Assets, End of Period
        (000's).....................   $48,346      $36,735      $23,456
     Ratios to average net assets:
       Net investment income/(loss)
        including reimbursement/
        waiver......................      3.17%        3.30%        4.03%
       Operating expenses including
        reimbursement/waiver........      1.85%        1.91%        1.94%
       Operating expenses
        excluding reimbursement/
        waiver......................      1.85%        2.16%        2.09%
     Portfolio turnover rate........        32%          17%          22%

------------------
+  Amount represents less than $0.01 per share.

December 31, 2004              91                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                           Financial Highlights
                      For a Share outstanding throughout the periods presented.

                                                       Forward Uniplan
                                                  Real Estate Investment Fund
                                                  ------------------------
                                                   Year Ended    Year Ended
                                                  December 31,  December 31,
                                                      2001          2000
                                                  ------------  ------------
    Net Asset Value, Beginning of Period.........   $ 10.91       $  8.79
    Income/(loss) from Operations:
      Net investment income......................      0.52          0.48
      Net realized and unrealized gain/(loss) on
       investments...............................      0.70          2.04
                                                    -------       -------
       Total from Operations.....................      1.22          2.52
                                                    -------       -------
    Less Distributions:
      From net investment income.................     (0.44)        (0.36)
      From capital gains.........................     (0.18)         (--) +
      Tax return of capital......................     (0.08)        (0.04)
                                                    -------       -------
       Total Distributions.......................     (0.70)        (0.40)
                                                    -------       -------
    Redemption fees added to paid in capital
     (Note 7)....................................        --            --
                                                    -------       -------
    Net increase/(decrease) in net asset value...      0.52          2.12
                                                    -------       -------
    Net Asset Value, End of Period...............   $ 11.43       $ 10.91
                                                    =======       =======
    Total Return.................................     11.31%        29.21%
    Ratios/Supplemental Data:
      Net Assets, End of Period (000's)..........   $15,085       $13,480
    Ratios to average net assets:
      Net investment income/(loss) including
       reimbursement/waiver......................      4.63%         5.09%
      Operating expenses including
       reimbursement/waiver......................      1.80%         1.79%
      Operating expenses excluding
       reimbursement/waiver......................      2.41%         2.61%
    Portfolio turnover rate......................         7%           18%

------------------
+  Amount represents less than $0.01 per share.

See Notes to Financial Statements              92                December 31, 2004

--------------------------------------------------------------------------------

Financial Highlights
For a Share outstanding throughout the periods presented.

                                              Forward Hansberger
                                           International Growth Fund
                                   ---------------------------------------
                                    Year Ended      Year Ended   Year Ended
                                   December 31,    December 31, December 31,
                                       2004            2003         2002
                                   ------------    ------------ ------------
   Net Asset Value, Beginning of
    Period........................   $ 11.31         $  8.21      $  9.63
   Income/(loss) from Operations:
     Net investment loss..........     (0.02)          (0.01)       (0.04)
     Net realized and unrealized
      gain/(loss) on
      investments.................      1.49            3.11        (1.38)
                                     -------         -------      -------
      Total from Operations.......      1.47            3.10        (1.42)
                                     -------         -------      -------
   Redemption fees added to paid
    in capital (Note 7)...........       -- +            -- +         -- +
                                     -------         -------      -------
   Net increase/(decrease) in net
    asset value...................      1.47            3.10        (1.42)
                                     -------         -------      -------
   Net Asset Value, End of
    Period........................   $ 12.78         $ 11.31      $  8.21
                                     =======         =======      =======
   Total Return...................     13.00%          37.76%      (14.75)%
   Ratios/Supplemental Data:
     Net Assets, End of Period
      (000's).....................   $24,204         $21,189      $15,322
   Ratios to average net assets:
     Net investment income/(loss)
      including reimbursement/
      waiver......................     (0.20)%         (0.16)%      (0.44)%
     Operating expenses including
      reimbursement/waiver........      1.71%/(1)/      1.99%        1.95%
     Operating expenses
      excluding reimbursement/
      waiver......................      2.09%           2.48%        2.43%
   Portfolio turnover rate........        50%             25%          37%

------------------
+  Amount represents less than $0.01 per share.
(1) Effective January 26, 2004, the net expense cap changed from 1.99% to 1.69%.

December 31, 2004              93                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                           Financial Highlights
                      For a Share outstanding throughout the periods presented.

                                                     Forward Hansberger
                                                  International Growth Fund
                                                  -----------------------
                                                   Year Ended   Year Ended
                                                  December 31, December 31,
                                                      2001         2000
                                                  ------------ ------------
    Net Asset Value, Beginning of Period.........   $ 12.18      $ 13.93
    Income/(loss) from Operations:
      Net investment loss........................     (0.04)       (0.12)
      Net realized and unrealized gain/(loss) on
       investments...............................     (2.51)       (1.63)
                                                    -------      -------
       Total from Operations.....................     (2.55)       (1.75)
                                                    -------      -------
    Redemption fees added to paid in capital
     (Note 7)....................................        --           --
                                                    -------      -------
    Net increase/(decrease) in net asset value...     (2.55)       (1.75)
                                                    -------      -------
    Net Asset Value, End of Period...............   $  9.63      $ 12.18
                                                    =======      =======
    Total Return.................................    (20.94)%     (12.56)%
    Ratios/Supplemental Data:
      Net Assets, End of Period (000's)..........   $17,979      $22,763
    Ratios to average net assets:
      Net investment income/(loss) including
       reimbursement/waiver......................     (0.33)%      (0.87)%
      Operating expenses including
       reimbursement/waiver......................      1.68%        1.68%
      Operating expenses excluding
       reimbursement/waiver......................      2.47%        2.10%
    Portfolio turnover rate......................        64%         167%

See Notes to Financial Statements              94                December 31, 2004

--------------------------------------------------------------------------------

Financial Highlights
For a Share outstanding throughout the periods presented.

                                                           Forward Global
                                                     Emerging Markets Fund/(2)/
                                                  --------------------------
                                                    Investor      Institutional
                                                     Class            Class
                                                  ------------    -------------
                                                   Year Ended      Year Ended
                                                  December 31,    December 31,
                                                      2004            2004
                                                  ------------    -------------
Net Asset Value, Beginning of Period.............    $11.86          $ 11.88
Income/(loss) from Operations:
 Net investment income/(loss)....................      0.21             0.23
 Net realized and unrealized gain/(loss) on
  investments....................................      2.35             2.36
                                                     ------          -------
   Total from Operations.........................      2.56             2.59
                                                     ------          -------
Less Distributions:
 From net investment income......................     (0.22)           (0.25)
                                                     ------          -------
   Total Distributions...........................     (0.22)           (0.25)
                                                     ------          -------
Redemption fees added to paid in capital (Note 7)      0.01             0.01
                                                     ------          -------
Net increase/(decrease) in net asset value.......      2.35             2.35
                                                     ------          -------
Net Asset Value, End of Period...................    $14.21          $ 14.23
                                                     ======          =======
Total Return.....................................     22.06%           22.26%
Ratios/Supplemental Data:
 Net Assets, End of Period (000's)...............    $  969          $18,854
Ratios to average net assets:
 Net investment income/(loss) including
  reimbursement/waiver...........................     (0.32)%           0.63%
 Operating expenses including reimbursement/
  waiver.........................................      1.98%/(1)/       1.70%/(1)/
 Operating expenses excluding reimbursement/
  waiver.........................................      3.29%/(1)/       2.38%/(1)/
Portfolio turnover rate..........................        45%              45%

------------------
(1) The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for the Investor Class would have been 1.95% and 3.25%, respectively and 1.70% and 2.37% for the Institutional Class, respectively.
(2) On September 16, 2004, the Forward Global Emerging Markets Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet Global Emerging Markets Fund. The financial highlights for the periods presented previous to December 31, 2004 are that of the Pictet Global Emerging Markets Fund (see Note 13). In addition, for the periods presented prior to December 31, 2004, the Investor Class of shares was known as the Retail Class.

December 31, 2004              95                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                           Financial Highlights
                      For a Share outstanding throughout the periods presented.

                                                          Forward Global
                                                      Emerging Markets Fund
                                                    -------------------------
                                                      Investor   Institutional
                                                       Class         Class
                                                    ------------ -------------
                                                    Period Ended  Year Ended
                                                    December 31, December 31,
                                                       2003*         2003
                                                    ------------ -------------
  Net Asset Value, Beginning of Period.............    $ 6.98      $   6.92
  Income/(loss) from Operations:
   Net investment income/(loss)....................     (--) +         0.08
   Net realized and unrealized gain/(loss) on
    investments....................................      4.94          4.95
                                                       ------      --------
     Total from Operations.........................      4.94          5.03
                                                       ------      --------
  Less Distributions:
   From net investment income......................     (0.06)        (0.07)
                                                       ------      --------
     Total Distributions...........................     (0.06)        (0.07)
                                                       ------      --------
  Redemption fees added to paid in capital (Note 7)       -- +          -- +
                                                       ------      --------
  Net increase/(decrease) in net asset value.......      4.88          4.96
                                                       ------      --------
  Net Asset Value, End of Period...................    $11.86      $  11.88
                                                       ======      ========
  Total Return.....................................     70.83%        72.72%
  Ratios/Supplemental Data:
   Net Assets, End of Period (000's)...............    $  227      $116,774
  Ratios to average net assets:
   Net investment income/(loss) including
    reimbursement/waiver...........................      0.66%**       0.91%
   Operating expenses including reimbursement/
    waiver.........................................      1.95%**       1.70%
   Operating expenses excluding reimbursement/
    waiver.........................................      2.48%**       2.23%
  Portfolio turnover rate..........................        44%           44%

------------------
* Pictet Global Emerging Markets Fund--Retail Class commenced operations on April 9, 2003.
** Annualized.
+  Amount represents less than $0.01 per share.

See Notes to Financial Statements              96                December 31, 2004

--------------------------------------------------------------------------------

Financial Highlights
For a Share outstanding throughout the periods presented.

                                                         Forward Global
                                                      Emerging Markets Fund
                                                   -------------------------
                                                   Institutional Institutional
                                                       Class         Class
                                                   ------------- -------------
                                                    Year Ended    Year Ended
                                                   December 31,  December 31,
                                                       2002          2001
                                                   ------------- -------------
 Net Asset Value, Beginning of Period.............    $  6.89       $  7.02
 Income/(loss) from Operations:
  Net investment income/(loss)....................       0.01          0.10
  Net realized and unrealized gain/(loss) on
   investments....................................       0.03         (0.15)
                                                      -------       -------
    Total from Operations.........................       0.04         (0.05)
                                                      -------       -------
 Less Distributions:
  From net investment income......................      (0.01)        (0.08)
                                                      -------       -------
    Total Distributions...........................      (0.01)        (0.08)
                                                      -------       -------
 Redemption fees added to paid in capital (Note 7)        -- +          -- +
                                                      -------       -------
 Net increase/(decrease) in net asset value.......       0.03         (0.13)
                                                      -------       -------
 Net Asset Value, End of Period...................    $  6.92       $  6.89
                                                      =======       =======
 Total Return.....................................       0.60%        (0.68)%
 Ratios/Supplemental Data:
  Net Assets, End of Period (000's)...............    $67,509       $66,711
 Ratios to average net assets:
  Net investment income/(loss) including
   reimbursement/waiver...........................       0.16%         1.12%
  Operating expenses including reimbursement/
   waiver.........................................       1.70%         1.70%
  Operating expenses excluding reimbursement/
   waiver.........................................       2.31%         2.22%
 Portfolio turnover rate..........................         47%           84%

------------------
+  Amount represents less than $0.01 per share.

December 31, 2004              97                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                           Financial Highlights
                      For a Share outstanding throughout the periods presented.

                                                            Forward Global
                                                         Emerging Markets Fund
                                                         ---------------------
                                                             Institutional
                                                                 Class
                                                         ---------------------
                                                              Year Ended
                                                             December 31,
                                                                 2000
                                                         ---------------------
 Net Asset Value, Beginning of Period...................        $ 11.15
 Income/(loss) from Operations:
  Net investment income/(loss)..........................            -- +
  Net realized and unrealized gain/(loss) on investments          (4.13)
                                                                -------
    Total from Operations...............................          (4.13)
                                                                -------
 Less Distributions:
  From net investment income............................             --
                                                                -------
    Total Distributions.................................             --
                                                                -------
 Redemption fees added to paid in capital (Note 7)......             --
                                                                -------
 Net increase/(decrease) in net asset value.............          (4.13)
                                                                -------
 Net Asset Value, End of Period.........................        $  7.02
                                                                =======
 Total Return...........................................         (36.98)%
 Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....................        $97,158
 Ratios to average net assets:
  Net investment income/(loss) including reimbursement/
   waiver...............................................           0.04%
  Operating expenses including reimbursement/waiver.....           1.70%
  Operating expenses excluding reimbursement/waiver.....           1.94%
 Portfolio turnover rate................................            128%

------------------
+  Amount represents less than $0.01 per share.

See Notes to Financial Statements              98                December 31, 2004

--------------------------------------------------------------------------------

Financial Highlights
For a Share outstanding throughout the periods presented.

                                          Forward International Small Companies Fund
                                         ------------------------------------------
                                           Investor      Institutional      Investor
                                            Class            Class           Class
                                         ------------    -------------    ------------
                                          Year Ended      Year Ended       Year Ended
                                         December 31,    December 31,     December 31,
                                             2004            2004          2003/(2)/
                                         ------------    -------------    ------------
Net Asset Value, Beginning of Period....    $10.39          $ 10.40         $  6.44
Income/(loss) from Operations:
 Net investment income/(loss)...........      0.05***          0.08***         0.02***
 Net realized and unrealized gain/(loss)
  on investments........................      2.59             2.61            3.94
                                            ------          -------         -------
   Total from Operations................      2.64             2.69            3.96
                                            ------          -------         -------
Less Distributions:
 From net investment income.............     (0.03)           (0.07)          (0.02)
 From capital gains.....................     (0.14)           (0.14)             --
                                            ------          -------         -------
   Total Distributions..................     (0.17)           (0.21)          (0.02)
                                            ------          -------         -------
Redemption fees added to paid in capital
 (Note 7)...............................      0.01             0.01            0.01
                                            ------          -------         -------
Net increase/(decrease) in net asset
 value..................................      2.48             2.49            3.95
                                            ------          -------         -------
Net Asset Value, End of Period..........    $12.87          $ 12.89         $ 10.39
                                            ======          =======         =======
Total Return............................     25.55%           25.99%          61.64%
Ratios/Supplemental Data:
Net Assets, End of Period (000's).......    $9,819          $49,068         $15,981
Ratios to average net assets:
 Net investment income/(loss)
  including reimbursement/waiver........      0.47%            0.75%           0.24%
 Operating expenses including
  reimbursement/waiver..................      1.46%/(1)/       1.21%/(1)/      1.45%
 Operating expenses excluding
  reimbursement/waiver..................      2.26%/(1)/       2.12%/(1)/      2.45%
Portfolio turnover rate.................       175%             175%             52%

------------------
*** Per share numbers have been calculated using the average share method.
(1) The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for the Investor Class would have been 1.45% and 2.25%, respectively and 1.20% and 2.11% for the Institutional Class, respectively.
(2) On December 23, 2003, the Forward International Small Companies Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet International Small Companies Fund. The financial highlights for the periods presented previous to December 31, 2003 are that of the Pictet International Small Companies Fund. In addition, for the periods presented prior to December 31, 2003, the Investor Class of shares was known as the Retail Class.

December 31, 2004              99                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                           Financial Highlights
                      For a Share outstanding throughout the periods presented.

                                         Forward International Small Companies Fund
                                         -------------------------------------
                                         Institutional     Investor   Institutional
                                             Class          Class         Class
                                         -------------   ------------ -------------
                                          Year Ended     Period Ended  Year Ended
                                         December 31,    December 31, December 31,
                                           2003/(2)/        2002*         2002
                                         -------------   ------------ -------------
Net Asset Value, Beginning of Period....    $  6.44        $  7.34       $  7.35
Income/(loss) from Operations:
 Net investment income/(loss)...........       0.04***        0.02***       0.04***
 Net realized and unrealized gain/(loss)
  on investments........................       3.94          (0.90)        (0.92)
                                            -------        -------       -------
   Total from Operations................       3.98          (0.88)        (0.88)
                                            -------        -------       -------
Less Distributions:
 From net investment income.............      (0.03)         (0.03)        (0.04)
 From capital gains.....................         --             --            --
                                            -------        -------       -------
   Total Distributions..................      (0.03)         (0.03)        (0.04)
                                            -------        -------       -------
Redemption fees added to paid in
 capital (Note 7).......................       0.01           0.01          0.01
                                            -------        -------       -------
Net increase/(decrease) in net asset
 value..................................       3.96          (0.90)        (0.91)
                                            -------        -------       -------
Net Asset Value, End of Period..........    $ 10.40        $  6.44       $  6.44
                                            =======        =======       =======
Total Return............................      61.95%        (11.82)%      (11.87)%
Ratios/Supplemental Data:
Net Assets, End of Period (000's).......    $26,221        $   312       $22,251
Ratios to average net assets:
 Net investment income/(loss)
  including reimbursement/waiver........       0.49%          0.27%**       0.52%
 Operating expenses including
  reimbursement/waiver..................       1.20%          1.45%**       1.20%
 Operating expenses excluding
  reimbursement/waiver..................       2.20%          2.82%**       2.57%
Portfolio turnover rate.................         52%           133%          133%

------------------
* Pictet International Small Companies Fund--Retail Class commenced operations on March 5, 2002.
** Annualized.
*** Per share numbers have been calculated using the average share method.
(2) On December 23, 2003, the Forward International Small Companies Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet International Small Companies Fund. The financial highlights for the periods presented previous to December 31, 2003 are that of the Pictet International Small Companies Fund. In addition, for the periods presented prior to December 31, 2003, the Investor Class of shares was known as the Retail Class.

See Notes to Financial Statements              100               December 31, 2004

--------------------------------------------------------------------------------

Financial Highlights
For a Share outstanding throughout the periods presented.

                                               Forward International Small Companies Fund
                                               ----------------------------------------
                                               Institutional         Institutional
                                                   Class                 Class
                                               -------------         -------------
                                                Year Ended            Year Ended
                                               December 31,          December 31,
                                                   2001                  2000
                                               -------------         -------------
      Net Asset Value, Beginning of Period....    $ 10.21               $ 10.25
      Income/(loss) from Operations:
       Net investment income/(loss)...........       0.01                   -- +
       Net realized and unrealized gain/(loss)
        on investments........................      (2.87)                 0.71
                                                  -------               -------
         Total from Operations................      (2.86)                 0.71
                                                  -------               -------
      Less Distributions:
       From net investment income.............         --                    --
       From capital gains.....................      (0.01)                (0.75)
                                                  -------               -------
         Total Distributions..................      (0.01)                (0.75)
                                                  -------               -------
      Redemption fees added to paid in capital
       (Note 7)...............................       0.01                    --
                                                  -------               -------
      Net increase/(decrease) in net asset
       value..................................      (2.86)                (0.04)
                                                  -------               -------
      Net Asset Value, End of Period..........    $  7.35               $ 10.21
                                                  =======               =======
      Total Return............................     (27.95)%                6.56%
      Ratios/Supplemental Data:
      Net Assets, End of Period (000's).......    $21,934               $24,214
      Ratios to average net assets:
       Net investment income/(loss)
        including reimbursement/waiver........       0.17%                (0.37)%
       Operating expenses including
        reimbursement/waiver..................       1.20%                 1.20%
       Operating expenses excluding
        reimbursement/waiver..................       2.28%                 2.66%
      Portfolio turnover rate.................        122%                  142%

------------------
+ Amount represents less than $0.01 per share.

December 31, 2004              101               See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                  Notes to Financial Statements

1.  Organization
Forward Funds, Inc. (the "Company") was incorporated in Maryland on October 3, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At December 31, 2004, the Company offered eight investment portfolios. This annual report describes six portfolios offered by the Company. The accompanying financial statements and financial highlights are those of the Forward Hoover Small Cap Equity Fund (the "Small Cap Fund"), the Forward Hoover Mini-Cap Fund (the "Mini-Cap Fund"), the Forward Uniplan Real Estate Investment Fund (the "Real Estate Fund"), the Forward Hansberger International Growth Fund (the "International Growth Fund"), the Forward Global Emerging Markets Fund (the "Global Emerging Markets Fund") and the Forward International Small Companies Fund (the "International Small Companies Fund") (each a "Fund" and collectively the "Funds"). The Sierra Club Stock Fund and the Sierra Club Balanced Fund's financial statements and financial highlights for the fiscal year ended December 31, 2004 have been disclosed in a separate annual report. On September 16, 2004, the Global Emerging Markets Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet Global Emerging Markets Fund (see Note 13). Each Fund, except the Real Estate Fund, is a diversified portfolio as defined under the 1940 Act.

The Small Cap Fund and Mini-Cap Fund seek to achieve high total returns and invest primarily in the equity securities of companies that have small market capitalization and offer future growth potential. The Real Estate Fund seeks income with capital appreciation as a secondary goal and invests in real estate securities, including real estate investment trusts (REITs). The International Growth Fund seeks to achieve high total returns and invests primarily in the equity securities of companies organized or located outside of the United States. The Global Emerging Markets Fund seeks to achieve long-term growth of capital and invests primarily in the equity securities of emerging market countries. The International Small Companies Fund seeks to achieve long-term growth of capital and invests in equity securities of companies with small market capitalizations located outside the United States.


                              102               December 31, 2004

--------------------------------------------------------------------------------

Notes to Financial Statements
(continued)

2.  Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the mean of the closing bid and ask price. Portfolio securities which are primarily traded on foreign securities exchanges are valued at the last quoted sale price of such securities on their respective exchanges. Investments in short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are carried at their fair value as determined in good faith by or under the direction of the Board of Directors. The Funds generally value their holdings, including fixed income securities, through the use of independent pricing agents, except for securities for which a ready market does not exist, which are valued under the direction of the Board of Directors or by the Sub-Advisors using methodologies approved by the Board of Directors. The valuation methodologies include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is

               December 31, 2004              103

--------------------------------------------------------------------------------

                                                  Notes to Financial Statements
                                                                    (continued)

recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Distributions to Shareholders: Dividends from net investment income are declared and paid annually for the Small Cap Fund, Mini-Cap Fund, International Growth Fund, Global Emerging Markets Fund and International Small Companies Fund, and monthly for the Real Estate Fund. Net realized capital gains, if any, are distributed at least annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

A portion of the dividend income recorded by the Real Estate Fund is from distributions by publicly traded REITs, and such distributions may also consist of capital gains and return of capital for tax purposes. The actual return of capital and capital gains portions of such distributions may be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Fund as a reduction of the cost basis of the securities held.

                              104               December 31, 2004

--------------------------------------------------------------------------------

Notes to Financial Statements
(continued)


Federal Income Taxes: The Company treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

Expenses: Expenses that are specific to a Fund are charged directly to that Fund. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

When-Issued and Delayed-Delivery Transactions: The Funds may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause a Fund to miss an advantageous price or yield.

               December 31, 2004              105

--------------------------------------------------------------------------------

                                                  Notes to Financial Statements
                                                                    (continued)


Reflow Transactions: The Funds may participate in ReFlow Fund LLC ("ReFlow"), a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund's net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund's short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Funds will waive their redemption fee with respect to redemptions by ReFlow.

ReFlow and its managing member, ReFlow Management, LLC, are under common control with Forward Management, the investment adviser to the Funds. In light of this, the Board of Directors has adopted procedures to govern the Funds' participation in ReFlow.

3.  Investment Management Services
The Company has entered into an investment management agreement with Forward Management, LLC ("Forward" or the "Advisor") pursuant to which Forward provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates based on each Fund's average daily net assets: Small Cap Fund, 1.05%; Mini-Cap Fund, 1.05%; Real Estate Fund, 0.85% on the first $100 million, 0.80% on the next $400 million and 0.70% on assets over $500 million; International Growth Fund, 0.85% on the first $50 million, 0.75% on the next $50 million, 0.65% on the next $150 million, 0.60% on the next $250 million and 0.55% on assets over $500 million; Global Emerging Markets Fund, 1.25%; and the International Small Companies Fund, 1.00%.

                              106               December 31, 2004

--------------------------------------------------------------------------------

Notes to Financial Statements
(continued)


Forward has entered into investment sub-advisory agreements with Hoover Investment Management Co., LLC ("Hoover") for the Small Cap Fund and Mini-Cap Fund; Forward Uniplan Advisors, Inc. ("Uniplan") for the Real Estate Fund; Hansberger Global Investors, Inc. ("HGI") for the International Growth Fund; and Pictet International Management Ltd. ("Pictet") for the Global Emerging Markets Fund and the International Small Companies Fund (each a "Sub-Advisor"). Pursuant to these agreements, the Sub-Advisors provide investment sub-advisory services to the Funds and are entitled to receive a fee from Forward calculated daily and payable monthly at the following annual rates based on each Fund's average daily net assets: Small Cap Fund, 0.70% on the first $100 million and 0.60% on assets over $100 million; Mini-Cap Fund, 0.70% on the first $100 million and 0.60% on assets over $100 million; Real Estate Fund, 0.60% on the first $100 million, 0.55% on the next $400 million and 0.45% on assets over $500 million; International Growth Fund, 0.50%; Global Emerging Markets Fund, 0.80%; and the International Small Companies Fund, 0.65%.

Waiver of Fees: The Adviser has contractually agreed to waive a portion of its fees and/or reimburse certain expenses. These waivers and/or reimbursements will continue until January 1, 2006. As a result of such waivers, the total annual fund operating expenses (as a percentage of net assets) for the year ended December 31, 2004 have been limited to 1.78% for the Small Cap Fund Investor Class, 1.34% for the Small Cap Fund Institutional Class, 1.99% for the Mini-Cap Fund Investor Class, 1.43% for the Mini-Cap Fund Institutional Class, 1.89% for the Real Estate Fund, 1.69% for the International Growth Fund (prior to January 26, 2004, 1.99%), 1.95% for the Global Emerging Markets Fund Investor Class and 1.70% for the Global Emerging Markets Fund Institutional Class, 1.45% for the International Small Companies Fund Investor Class and 1.20% for the International Small Companies Fund Institutional Class. Any waiver or reimbursement by the Adviser is subject to recoupment from the Fund within the three years following the date on which the expense was incurred, to the extent such recoupment would not cause total expenses to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

               December 31, 2004              107

--------------------------------------------------------------------------------

                                                  Notes to Financial Statements
                                                                    (continued)


For the year ended December 31, 2004, the fee waivers and/or reimbursements were as follows:

                                                  Recoupment
                                                   of Past
                                                   Waived/
                                          Fees    Reimbursed
                                        Waived by  Fees by
          Fund                           Advisor   Advisor     Total
          ----                          --------- ---------- --------
          Small Cap                     $ 43,565         --  $ 43,565
          Mini-Cap                        88,725   $ (6,867)   81,858
          Real Estate                         --    (90,700)  (90,700)
          International Growth            82,632         --    82,632
          Global Emerging Markets        362,519         --   362,519
          International Small Companies  379,991         --   379,991

At December 31, 2004, the balance of recoupable expenses for each Fund was:

           Fund                     2002     2003     2004    Total
           ----                    ------- -------- -------- --------
           Small Cap               $48,158 $ 73,040 $ 43,565 $164,763
           Mini-Cap                     --  135,841   81,858  217,699
           Real Estate              19,625   72,903       --   92,528
           International Growth     80,331   84,748   82,632  247,711
           Global Emerging Markets      --       --   99,444   99,444
           International Small
            Companies                   --       --  379,991  379,991

4.  Distribution Plan
The Investor Class shares of the Funds have a Distribution Plan pursuant to Rule 12b-1 for which up to 0.25% of each Fund's average daily net assets may be used to pay distribution fees. In addition, the Investor Class shares of the Funds have a Shareholder Servicing Plan which may be used to pay shareholder servicing fees at an annual rate of up to 0.10% of each Fund's average daily net assets. The expenses of the Distribution and Shareholder Servicing Plans are reflected as distribution and service fees in the Statement of Operations. Institutional Class shares of the Small Cap Fund, Mini-Cap Fund, Global Emerging Markets Fund and International Small Companies Fund are not subject to distribution or service fees.


                              108               December 31, 2004

--------------------------------------------------------------------------------

Notes to Financial Statements
(continued)


PFPC Distributors, Inc. (the "Distributor") serves as the Funds' distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

The Company has entered into an administration agreement with PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Financial Services Group, Inc. PFPC also serves as the Company's transfer agent and dividend paying agent.

5.  Directors
Overall responsibility for oversight of the Funds rests with the Directors of the Company. There are currently six directors, four of whom are not "interested persons" of the Company within the meaning of that term under the 1940 Act. Two of the non-interested Directors receive $3,625 ($1,813 by telephone) per regular meeting and $1,500 for each special meeting attended in person ($750 by telephone). One non-interested Director who serves as Chairman of the Board of Directors receives $4,000 ($2,000 by telephone) per regular meeting and $1,500 for each special meeting attended in person ($750 by telephone). One non-interested Director who serves as Chairman of the Audit Committee receives $4,500 ($2,250 by telephone) per regular meeting and $1,500 for each special meeting attended in person ($750 by telephone). One interested Director also receives $3,625 ($1,813 by telephone) per regular meeting and $1,500 for each special meeting attended in person ($750 by telephone). The other interested Director does not receive any compensation by the Funds.

6.  Indemnifications
Under the Funds' organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

               December 31, 2004              109

--------------------------------------------------------------------------------

                                                  Notes to Financial Statements
                                                                    (continued)


7.  Shares of Beneficial Interest
The authorized capital stock of the Company consists of one billion four hundred million (1,400,000,000) shares of two classes of common stock having a par value of $0.001 per share. The Board of Directors of the Company has designated the stock into eight series. Each Fund, other than the Small Cap Fund, Mini-Cap Fund, Global Emerging Markets Fund and the International Small Companies Fund, currently offers only one class of shares called the Investor Class shares. The Small Cap Fund, Mini-Cap Fund, Global Emerging Markets Fund and the International Small Companies Fund offer a second class of shares called the Institutional Class shares to institutional investors and investors meeting certain purchase qualifications. Holders of shares of the Funds of the Company have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Shares exchanged or redeemed within 60 days of purchase incur a fee of 2.00% of the total redemption amount. Such redemption fees are reflected in the "cost of shares redeemed" in the Statement of Changes in Net Assets.

The following entities owned of record or beneficially, as of December 31, 2004, 5% or greater of any class of the Funds' outstanding equity securities:

     Fund                                      Name             Percentage
     ----                                      ----             ----------
     Small Cap Investor Class      Charles Schwab & Co., Inc.     36.18%
                                   MUIR & Co.                     21.61%
                                   Sutton Place Associates LLC    18.21%
     Small Cap Institutional Class Northern Trust Co.             42.48%
                                   Suffield Academy               23.02%
                                   The H. John Heinz III Center
                                    for Science, Economics &
                                    Environment                   13.40%
                                   Harder Foundation               5.60%
     Mini-Cap Investor Class       Sutton Place Associates LLC    67.37%
                                   Charles Schwab & Co., Inc.     18.82%
                                   National Investor Services      5.73%

                              110               December 31, 2004

--------------------------------------------------------------------------------

Notes to Financial Statements
(continued)

      Fund                                     Name             Percentage
      ----                                     ----             ----------
      Mini-Cap Institutional Class  Lepick & Co.                  57.19%
                                    Charles Schwab & Co., Inc.    16.61%
                                    Southwest Bank of Texas        6.28%
                                    Trust Management
                                     Network LLC                   5.89%
      Real Estate                   Sutton Place Associates LLC   52.55%
                                    Charles Schwab & Co., Inc.    22.83%
                                    Neuberger Berman              11.84%
      International Growth          Sutton Place Associates LLC   97.45%
      Global Emerging Markets
       Investor Class               Reflow Fund LLC               56.32%
      Global Emerging Markets
       Institutional Class          Blush & Co.                   49.27%
                                    Ellard & Co.                  14.15%
                                    Charles Schwab & Co., Inc.    10.09%
                                    Jupiter & Co.                  8.94%
      International Small
       Companies Investor Class     National Investor Services    25.65%
                                    Charles Schwab & Co., Inc.    24.10%
                                    Financial Trust Co.            9.53%
      International Small Companies
       Institutional Class          Charles Schwab & Co., Inc.    47.56%
                                    Fox & Co.                     18.09%
                                    National Investor Services     9.65%

8.  Purchases and Sales of Investments
Investment transactions for the year ended December 31, 2004, excluding temporary short-term investments, were as follows:

                                     Cost of Investments  Proceeds from
       Fund                               Purchased      Investments Sold
       ----                          ------------------- ----------------
       Small Cap                        $331,783,642       $303,527,512
       Mini-Cap                           76,058,021         64,793,226
       Real Estate                        16,731,538         13,412,359
       International Growth               10,622,586         10,685,237
       Global Emerging Markets            22,541,240         63,195,342
       International Small Companies      80,286,835         75,045,660

               December 31, 2004              111

--------------------------------------------------------------------------------

                                                  Notes to Financial Statements
                                                                    (continued)


9.  Tax Basis Information
Reclassifications: At December 31, 2004, permanent differences in book and tax accounting have been reclassified as follows:

                                                                Increase/
                               Increase/   Increase/(Decrease)  (Decrease)
                               (Decrease)      Accumulated     Accumulated
                                Paid-In      Net Investment    Net Realized
     Fund                       Capital       Income/(Loss)    Gain/(Loss)
     ----                     -----------  ------------------- ------------
     Small Cap                $        (1)     $1,803,541      $(1,803,540)
     Mini-Cap                          --         231,210         (231,210)
     Real Estate                       --         302,994         (302,994)
     International Growth         (22,794)        (25,168)          47,962
     Global Emerging Markets*  (8,904,751)         19,824        8,884,927
     International Small
      Companies                        --          14,957          (14,957)

* Reclassification of capital loss carryforward due to limitation of its use and reclassification of realized gains on In-kind redemptions.

Tax Basis of Investments: At December 31, 2004, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

                                    Gross        Gross     Net Unrealized
                      Cost of     Unrealized   Unrealized  Appreciation/
      Fund          Investments  Appreciation Depreciation (Depreciation)
      ----          ------------ ------------ ------------ --------------
      Small Cap     $151,996,498 $41,187,959   $(743,406)   $40,444,553
      Mini-Cap        25,324,054   4,848,472    (147,709)     4,700,763
      Real Estate     31,977,620  15,931,880      (6,416)    15,925,464
      International
       Growth         18,029,784   6,321,802    (649,164)     5,672,638
      Global
       Emerging
       Markets        14,863,198   5,264,330    (429,693)     4,834,637
      International
       Small
       Companies      47,138,913  10,250,249    (394,873)     9,855,376

                              112               December 31, 2004

--------------------------------------------------------------------------------

Notes to Financial Statements
(continued)


Post October Loss: Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2004, the Funds elected to defer capital losses and currency losses occurring between November 1, 2004 and December 31, 2004 as follows:

                                                F/X
                          Fund                  Loss
                          ----                 ------
                          Real Estate          $   88
                          International Growth  1,821

Capital Loss Carryforwards: At December 31, 2004 the following Funds had available for Federal income tax purposes unused capital losses as follows:

                 Expiring  Expiring Expiring  Expiring   Expiring   Expiring  Expiring
Fund             in 2005   in 2006  in 2007   in 2008    in 2009    in 2010   in 2011
----            ---------- -------- -------- ---------- ---------- ---------- --------
International
 Growth                 --    --       --    $  221,235 $2,884,919 $2,932,364 $856,355
Global Emerging
 Markets        $1,030,873    --       --     6,071,022  2,015,691         --       --

Tax Basis of Distributable Earnings/Accumulated Losses: At December 31, 2004, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

                                                                          Global    International
                                                Real     International   Emerging       Small
                      Small Cap   Mini Cap     Estate       Growth       Markets      Companies
                     ----------- ---------- -----------  ------------- -----------  -------------
Post-October losses           --         -- $       (88)  $    (1,821)          --            --
Accumulated capital
 loss carryforwards           --         --          --    (6,894,873) $(9,117,586)           --
Current Year MTM on
 PFICs                        --         --          --            --           --            --
Undistributed
 Ordinary Income              --         --          --            --           --   $   165,616
Undistributed short-
 term gain           $ 4,661,234 $  379,890      34,617            --           --       662,884
Undistributed long-
 term gain             3,855,200     56,945     127,558            --           --       728,411
Net unrealized
 appreciation on F/X          --         --          40         1,177        5,155         3,588
Net unrealized
 appreciation on
 Investments          40,444,553  4,700,763  15,925,464     5,672,638    4,834,637     9,855,376
                     ----------- ---------- -----------   -----------  -----------   -----------
Total distributable
 earnings/
 (accumulated
 losses)              48,960,987  5,137,598  16,087,591    (1,222,879)  (4,277,794)   11,415,875

               December 31, 2004              113

--------------------------------------------------------------------------------

                                                  Notes to Financial Statements
                                                                    (continued)


Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of distributions paid were as follows:

                                        2004       2004         2004
                                      Ordinary  Short-Term   Long-Term
                                       Income  Capital Gain Capital Gain
        Fund                           Total      Total        Total
        ----                          -------- ------------ ------------
        Small Cap                           --         --   $13,996,817
        Mini-Cap                            --   $333,351            --
        Real Estate                   $642,823    437,452     2,690,349
        Global Emerging Markets        334,858         --            --
        International Small Companies  291,854         --       630,079

10.  Redemption In-Kind
For the year ended December 31, 2004, the Global Emerging Markets Fund paid in-kind redemption proceeds of portfolio securities in the amount of $100,925,336. In-kind redemptions are transactions in which a shareholder in the Fund redeems its interest in the Fund and the Fund pays the proceeds of that redemption in the form of portfolio securities, rather than cash. Because capital gains or losses resulting from in-kind redemptions are not taxable to the Fund, and are not allocated to the other shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Fund's tax year. The in-kind gains or losses for the year ended December 31, 2004 are disclosed in the Fund's Statement of Operations.

11.  Foreign Securities
Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

                              114               December 31, 2004

--------------------------------------------------------------------------------

Notes to Financial Statements
(continued)


12.  REITS
The Real Estate Fund invests a substantial portion of its assets in REITs and is subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

13.  Fund Adoption
On September 16, 2004, the Global Emerging Markets Fund acquired all of the assets and assumed all of the liabilities of the Pictet Global Emerging Markets Fund. The adoption, which was approved by the shareholders of the Pictet Global Emerging Markets Fund on September 14, 2004, was accomplished by an exchange of 15,308 shares of the Global Emerging Markets Fund Retail Class (valued at $185,663) and 1,394,344 shares of the Global Emerging Markets Fund Institutional Class (valued at $16,922,786) for 15,308 shares of the Pictet Global Emerging Markets Fund Retail Class (valued at $185,663) and 1,394,344 shares of the Pictet Global Emerging Markets Fund Institutional Class (valued at $16,922,786). Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for Federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Pictet Global Emerging Markets Fund's net assets on September 16, 2004 were $17,108,449. Pertinent financial information related to Pictet Global Emerging Markets Fund immediately prior to adoption is as follows:

Net Investment Income $380,072
Net Realized Gain $38,675,947
Net Change in Unrealized Appreciation on investments ($32,121,392) Net Increase in Net Assets Resulting from Operations $6,934,627

               December 31, 2004              115

--------------------------------------------------------------------------------

                                                  Notes to Financial Statements
                                                                    (continued)


14.  Subsequent Events
The following information applies to each of the Funds:

Plan of Reorganization and Redomiciliation
At a Board Meeting held on February 2, 2005, the Directors of the Company, including all of the Directors who are not interested persons approved on behalf of the Company and each of the Funds an Agreement and Plan of Reorganization and Redomiciliation (the "Plan"). The Plan will be submitted to shareholders of the Funds at a special meeting of shareholders to be held on or about April 22, 2005. The Plan calls for a reorganization and redomiciliation in which all or substantially all of the assets of the Funds would be acquired by a newly formed series of a new Delaware statutory trust in exchange for shares of such series, and this transaction is expected to take place in the third calendar quarter of 2005. Additional information about the Plan will be included in the Company's proxy statement that is expected to be mailed to shareholders in March 2005.

Redemption Fee
Effective March 1, 2005, each Fund will impose a redemption fee of 2.00% of the total redemption amount on the sale or exchange of Fund shares within 180 days or less after the purchase date. The redemption fee will be retained by the Funds.

                              116               December 31, 2004

--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm


To the Board of Directors and Shareholders of Forward Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward Uniplan Real Estate Investment Fund, Forward Hansberger International Growth Fund, Forward International Small Companies Fund and Forward Global Emerging Markets Fund (the "Funds") at December 31, 2004, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented (except as described below), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of Forward Hoover Small Cap Equity Fund, Forward Uniplan Real Estate Investment Fund, and Forward Hansberger International Growth Fund for the periods prior to January 1, 2001 were audited by other independent accountants whose report dated February 12, 2001 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
San Francisco, California
February 22, 2005


               December 31, 2004              117

--------------------------------------------------------------------------------

                                                    TAX INFORMATION (unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Small Cap Fund, the Uniplan Fund and the International Small Companies Fund designate $13,996,817, $2,690,349 and $630,079, respectively, as long-term capital gain dividends.

The Small Cap Fund, Mini-Cap Fund, Uniplan Fund, Global Emerging Markets Fund and International Small Companies Fund designate 12.50%, 22.81%, 3.95%, 100% and 100%, respectively, of the income dividends distributed between January 1, 2004 and December 31, 2004, as qualified dividend income (QDI) as defined in
Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Small Cap Fund, Uniplan Fund and the Global Emerging Markets Fund designate 15.64%, 100% and 68.92%, respectively, of the ordinary income dividends distributed during the year as qualifying for the corporate dividend-received deduction.

                              118               December 31, 2004

--------------------------------------------------------------------------------

                  ADDITIONAL COMPANY INFORMATION (Unaudited)

The business and affairs of the Company and each Fund are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below. You can find more information about the Directors in the Statement of Additional Information
(SAI) which is available without charge by calling (800) 999-6809.

NON-INTERESTED DIRECTORS:

                                                                    Number of
                              Term of                                Funds in
               Position(s)  Office and                             Fund Complex
Name, Address,  Held with    Length of   Principal Occupation(s)   Overseen by  Other Directorships
   and Age*    the Company Time Served**  During Past Five Years     Director   Held by Director***
-------------- ----------- ------------- ------------------------  ------------ -------------------
Kenneth V.     Director    Since 2003    Financial Consultant,          8       None.
 Domingues                               Securities Arbitrator,
Age: 72                                  Expert Witness, Estate
                                         and Trust Administrator
                                         (1999-present);
                                         Technical Consultant to
                                         the California State
                                         Board of Accountancy
                                         (2002-present); Chief
                                         Accountant, Division of
                                         Investment Management,
                                         U.S. Securities and
                                         Exchange Commission
                                         (1998-1999); Senior Vice
                                         President and Chief
                                         Financial Officer,
                                         Franklin Templeton
                                         Group, an investment
                                         management company
                                         (1987-1997).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11/th/ Floor, San Francisco, CA 94104.
**Each Director will hold office for an indefinite term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
***This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

               December 31, 2004              119

--------------------------------------------------------------------------------

                                                                       Number of
                                 Term of                                Funds in
                  Position(s)  Office and                             Fund Complex
 Name, Address,    Held with    Length of   Principal Occupation(s)   Overseen by  Other Directorships
    and Age*      the Company Time Served**  During Past Five Years     Director   Held by Director***
----------------- ----------- ------------- ------------------------  ------------ -------------------
Haig G. Mardikian Director    Since 1998    Owner of Haig G.               8       None.
Age: 57                                     Mardikian Enterprises, a
                                            real estate investment
                                            business (1971-present);
                                            a General Partner of M&B
                                            Development, a real
                                            estate investment
                                            business (1983-present);
                                            General Partner of
                                            George M. Mardikian
                                            Enterprises, a real
                                            estate investment
                                            business (1983-2002);
                                            President and Director
                                            of Adiuvana-Invest,
                                            Inc., a real estate
                                            investment business
                                            (1989-present); Vice
                                            Chairman and Trustee of
                                            the William Saroyan
                                            Foundation
                                            (1992-present). Mr.
                                            Mardikian has served as
                                            Managing Director of the
                                            United Broadcasting
                                            Company, radio
                                            broadcasting (1983-2001)
                                            and Chairman and
                                            Director of SIFE Trust
                                            Fund (1978-2002). He
                                            serves as a director of
                                            the Downtown Association
                                            of San Francisco
                                            (1982-present) and the
                                            Market Street
                                            Association
                                            (1982-present) and as a
                                            trustee of Trinity
                                            College (1998-present);
                                            the Herbert Hoover
                                            Presidential Library
                                            (1997-present); the
                                            Herbert Hoover
                                            Foundation
                                            (2002-present) and the
                                            Advisor California Civil
                                            Liberties Public
                                            Education Fund
                                            (1997-present).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11/th/ Floor, San Francisco, CA 94104.
**Each Director will hold office for an indefinite term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
***This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

                              120               December 31, 2004

--------------------------------------------------------------------------------

                                                                     Number of
                               Term of                                Funds in
                Position(s)  Office and                             Fund Complex
Name, Address,   Held with    Length of   Principal Occupation(s)   Overseen by    Other Directorships
   and Age*     the Company Time Served**  During Past Five Years     Director     Held by Director***
--------------- ----------- ------------- ------------------------  ------------ ------------------------
Leo T. McCarthy Director    Since 1998    President, The Daniel          8       Director, Linear
Age: 74                                   Group, an investment                   Technology Corporation,
                                          partnership (January                   a manufacturing
                                          1995-present); and                     company (July 1994-
                                          Director, Accela, Inc.,                present)
                                          a software company
                                          (March 1998-- present).

Donald O'Connor Director    Since 2000    Financial Consultant           8       Trustee of the Advisors
Age: 68                                   (1997-present); Retired                Series Trust (15) (1997-
                                          Vice President of                      present)
                                          Operations, Investment
                                          Company Institute
                                          ("ICI"), a mutual fund
                                          trade association (May
                                          1969--June 1993);
                                          Executive Vice President
                                          and Chief Operating
                                          Officer, ICI Mutual
                                          Insurance Company, an
                                          insurance company
                                          (1987-1997); Chief,
                                          Branch of Market
                                          Surveillance, Securities
                                          and Exchange Commission
                                          (1964-1969).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11/th/ Floor, San Francisco, CA 94104.
**Each Director will hold office for an indefinite term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
***This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

               December 31, 2004              121

--------------------------------------------------------------------------------

INTERESTED DIRECTORS:

                                                                    Number of
                              Term of                                Funds in
               Position(s)  Office and                             Fund Complex
Name, Address,  Held with    Length of   Principal Occupation(s)   Overseen by  Other Directorships
   and Age*    the Company Time Served**  During Past Five Years     Director   Held by Director***
-------------- ----------- ------------- ------------------------  ------------ --------------------
J. Alan Reid,  President,  Since 2001    President of Forward           8       Director of FOLIOfn.
 Jr.****       Director                  Management, LLC, an
Age: 42                                  investment adviser
                                         ("Forward Management,"
                                         formerly known as
                                         Webster Investment
                                         Management Co., LLC)
                                         (April 2001-present),
                                         Senior Vice President,
                                         Director of Business
                                         Delivery, Morgan Stanley
                                         Online, a financial
                                         services company
                                         (1999-2001); Executive
                                         Vice President and
                                         Treasurer, Webster
                                         Investment Management
                                         Co., LLC (1998-1999);
                                         Vice President, Regional
                                         Director, Investment
                                         Consulting Services,
                                         Morgan Stanley, Dean
                                         Witter, Discover & Co.,
                                         a financial services
                                         company (July
                                         1992-February 1998);
                                         Vice President, Regional
                                         Director, Investment
                                         Consulting Services,
                                         Dean Witter, a financial
                                         services company (May
                                         1994-September 1997);
                                         Vice President of the
                                         Board of Directors of
                                         Centerpoint, a public
                                         health and welfare
                                         organization (January
                                         1997-present); Advisory
                                         Board Member, Finaplex,
                                         a software company (2002
                                         to present); Director,
                                         ReFlow Fund LLC, an
                                         investment service
                                         company (2002 to
                                         present).; Advisory
                                         Board of SunGard Expert
                                         Solutions (1998 to
                                         present)

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**Each Director will hold office for an indefinite term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
***This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
****Mr. Reid is considered an interested director because he acts as President of the Investment Advisor and holds other positions with an affiliate of the Company.

                              122               December 31, 2004

--------------------------------------------------------------------------------

INTERESTED DIRECTORS:

                                                                    Number of
                              Term of                                Funds in
               Position(s)  Office and                             Fund Complex
Name, Address,  Held with    Length of   Principal Occupation(s)   Overseen by      Other Directorships
   and Age*    the Company Time Served**  During Past Five Years     Director       Held by Director***
-------------- ----------- ------------- ------------------------  ------------ ---------------------------
DeWitt F.      Director    Since 2000    Principal, Pension             8       Trustee of the Brandes
 Bowman*****                             Investment Consulting, a               Institutional International
Age: 74                                  consulting company                     Fund (1) (May 1995-
                                         (February 1994-present);               present), Wilshire Mutual
                                         Interim Treasurer and                  Funds, RREEF III, and
                                         Vice President for                     Scynan Funds.
                                         Investments, Regents of
                                         the University of
                                         California (September
                                         2000-April 2001);
                                         Treasurer of Pacific
                                         Pension Institute, a
                                         non-profit education
                                         organization (February
                                         1994-2002); Treasurer of
                                         Edgewood Center for
                                         Children and Families, a
                                         non-profit care center
                                         (March 1994-present). He
                                         serves as a director of
                                         the Episcopal Diocese of
                                         California, a non-profit
                                         religious organization
                                         (June 1964-present) and
                                         RREEF America REIT, Inc.
                                         (May 1994-present) and
                                         as a trustee of the
                                         Pacific Gas and Electric
                                         Nuclear Decommissioning
                                         Trust Fund, a
                                         decommissioning trust
                                         (May 1994-present) and
                                         the PCG Private Equity
                                         Fund, a private equity
                                         fund of funds (May
                                         1998-present).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**Each Director will hold office for an indefinite term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
***This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
*****Mr. Bowman is considered an interested director because he is affiliated with a company that has provided or may provide consulting services to Forward Management, LLC in the future.

               December 31, 2004              123

--------------------------------------------------------------------------------

OFFICERS:

                                                                           Number of
                                    Term of                              Portfolios in
                      Position(s)  Office and                            Fund Complex
   Name, Address,      Held with   Length of   Principal Occupation(s)    Overseen by  Other Directorships
      and Age         the Company Time Served*  During Past Five Years     Director     Held by Director
--------------------- ----------- ------------ ------------------------  ------------- -------------------
Jeremy Deems          Treasurer   Since 2004   Chief Financial Officer        N/A      N/A
433 California Street                          at Forward Management
Suite 1010                                     since 2004; Controller
San Francisco, CA                              at Forward Management
94104                                          (2000-2004)
Age: 28

Lori V. O'Shaughnessy Secretary   Since 2003   Associate Counsel at           N/A      N/A
4400 Computer Drive                            PFPC Inc. since 2002;
Westborough, MA                                Associate Counsel at
01581                                          Investors Bank & Trust
Age: 33                                        Company, a financial
                                               service provider
                                               (2001-2002); Manager in
                                               the Regulatory
                                               Administration
                                               Department of PFPC Inc.
                                               (1998-2001).

------------------
* Each officer shall hold office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

                              124               December 31, 2004

INVESTMENT ADVISOR
Forward Management, LLC
   San Francisco, CA

DISTRIBUTOR
PFPC Distributors, Inc.
   King of Prussia, PA

COUNSEL
Dechert LLP
   Washington, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers, LLP
   San Francisco, CA

CUSTODIAN
Brown Brothers Harriman & Co.
   Boston MA

FORWARD FUNDS

[GRAPHIC]

..    FORWARD HOOVER
     SMALL CAP EQUITY FUND

..    FORWARD HOOVER
     MINI-CAP FUND

..    FORWARD UNIPLAN
     REAL ESTATE INVESTMENT FUND

..    FORWARD HANSBERGER
     INTERNATIONAL GROWTH FUND

..    FORWARD GLOBAL
     EMERGING MARKETS FUND

..    FORWARD INTERNATIONAL
     SMALL COMPANIES FUND

FFANN 12/04

[LOGO] Sierra Club
FOUNDED 1892
------------------
   Mutual Funds
------------------

                           Sierra Club Stock Fund
                           Sierra Club Balanced Fund

                           Annual Report
                           December 31, 2004

--------------------------------------------------------------------------------

                                                              Table of Contents



                  Shareholder Letter......................  1

                  Portfolios of Investments............... 12

                  Statement of Assets and Liabilities..... 29

                  Statement of Operations................. 30

                  Statements of Changes in Net Assets..... 31

                  Financial Highlights.................... 33

                  Notes to Financial Statements........... 36

Sierra Club Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406

The report has been prepared for the general information of Sierra Club Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Sierra Club Funds Prospectus, which contains more complete information about Sierra Club Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus before investing or sending money.

                                                December 31, 2004

--------------------------------------------------------------------------------

Letter From The President



Dear Shareholders,

2004 demonstrated once again that environmentally responsible investing is not only beneficial to the Earth, but a valid,
return-generating investment strategy in its own right. Since their     [PHOTO]
inception, and for the second consecutive year, the Sierra Club Mutual
Funds have rewarded shareholders with strong investment returns.

The most dramatic part of our performance in 2004 is the fact that the Sierra Club Mutual Funds have achieved these results with absolutely no investment in the Extractive Energy, Metals/Mining or Defense sectors, each of which showed robust growth and impressive returns in 2004. Our investment managers have compensated for lack of exposure to these sectors by investing in other sectors that have performed very well this year, and also by superior stock selection in specific sectors, like Financial Services. Our stock selection also has helped the performance of the Sierra Club Balanced Fund which holds approximately 40% of its assets in fixed income securities, as low interest rates kept many bond yields down during much of the year.

In addition, as of January 26, 2004, our continued asset growth enabled us to lower the expenses in the Sierra Club Stock Fund and the Sierra Club Balanced Fund from 1.84% to 1.69%.

Sierra Club Mutual Funds Investment Performance

The Sierra Club Stock Fund gained 16.23% for 2004, easily outpacing its benchmark, the S&P 500 Index/1/, which gained 10.87% in 2004.

The Sierra Club Balanced Fund returned 9.18% for the year, while the Fund's benchmark, a blended rate of the S&P 500 and the Lehman Brothers Aggregate Bond Index/2/ returned 8.26% for the year.

2004 Market Overview

2004 continued to be a challenging time for the domestic markets, as investors contended with several global uncertainties, including the

               December 31, 2004              1

--------------------------------------------------------------------------------


continuing war in Iraq, the presidential election in the United States, rising interest rates, the falling dollar, rising oil prices and slowing corporate earnings growth.

However, despite slightly depressed or flat market performance in the first three quarters of the year, 2004 furthered the U.S. equity market revival which began in 2003. This improvement was due in large part to the post-election, fourth-quarter rally.

The S&P 500 returned 10.87% for the year, the Dow Jones Industrial Average rose 5.31% and the NASDAQ Composite Index was up 8.98% through year end. The 10-Year Treasury note finished the year virtually unchanged at a yield of 4.22%.

2004 in Review

2004 was to be another year of continued investigations into questionable mutual fund industry conduct and many large investment managers in the country faced ongoing probes or sanctions by governmental regulators. As in the past, investors remained understandably concerned with the integrity of not only their investments, but also the companies with whom they've chosen to do business.

Sierra Club Mutual Funds remains committed to transparent, clear and ethical investment practices. In addition, we have never tolerated market timing, after-hours trading or any other unlawful or unethical behaviors-- and we never will.

Additionally, we continue to enhance our fund information offerings to ensure that our industry-leading transparency efforts are available for the benefit of our shareholders including:

  . A weekly report of our daily fund flows on our web site so that you can review the investments and redemptions made each day in each of our Funds . A quarterly list of all transactions in our Funds by the Officers of
    Forward Management, the investment advisor
  . The Sierra Club Mutual Fund Code of Ethics, Prospectus and Statement of
    Additional Information which are always available on our web site, www. sierraclubfunds.com

                              2                 December 31, 2004

--------------------------------------------------------------------------------



As always, should you have additional questions about any of these matters, please do not hesitate to contact us at (866) 897-5982 or www.sierraclubfunds.com.

We are extremely proud of our strong fund performance in 2004 and of our investments in companies that focus on the environment and sustainability. The trend is clear: the use of environmental guidelines, including the exclusion of certain economic sectors altogether, does not mean our investors sacrifice financial performance. Rather, the Sierra Club Mutual Funds have consistently proven the opposite: environmentally informed investing is a solid financial option, and the environmentally responsible companies in our portfolios have delivered our investors strong performance. From all of us at the Sierra Club Mutual Funds, we wish you a prosperous and rewarding 2005.

Best regards,

/s/
J. Alan Reid, President
Sierra Club Mutual Funds

/1/ The Sierra Club Stock Fund's benchmark is the S&P 500 Index (adjusted to reflect the reinvestment of dividends). It is an unmanaged, market-value weighted index and one of the most widely used benchmarks of U.S. stock performance.
/2/ The Sierra Club Balanced Fund's benchmark is a 60% S&P 500 / 40% Lehman Brothers Aggregate Bond blended index combining a 60% weighting of the S&P 500 Index with dividends reinvested and a 40% weighting of the Lehman Brothers Aggregate Bond Index. Investors cannot invest directly in an index.

               December 31, 2004              3

                Sierra Club Stock & Sierra Club Balanced Funds

--------------------------------------------------------------------------------

                                Fund Commentary

Two investment teams manage the Sierra Club Mutual Funds. One team uses a growth style, selecting from companies that are experiencing accelerating earnings growth. The other team uses a value style selecting companies that appear to be trading at a price below their potential. We believe that using this multi-manager and multi-style approach will make the investment performance of the Sierra Club Funds more consistent over time.

The Sierra Club Stock Fund invests 50% of its assets in growth equities and 50% in value equities. The Sierra Club Balanced Fund invests 60% of its assets in growth and value equities and 40% of the portfolio is invested in fixed income securities.

In addition, the holdings in the equity portions of the Sierra Club Stock Fund and the Sierra Club Balanced Fund are similar so the equity information below applies to both funds.

Sierra Club Stock Fund

The Sierra Club Stock Fund ended the year with a 16.23% gain, substantially outperforming the S&P 500 Index (dividends reinvested) which had a return of 10.87%.

The majority of out performance was achieved through positive stock selection, although economic sector selection also contributed to the overall positive return. Mid-capitalization stocks performed relatively better than large and small capitalization stocks, and the market favored value over growth style of investing for large, mid- and small capitalization sectors.

The S&P 500 Index represents a portfolio of securities that is capitalization weighted or has a larger weight in securities with larger market capitalizations. The market capitalization range for the S&P 500 Index was approximately $383 million to $312 billion.

The Sierra Club Stock Fund was approximately 75% weighted in the smallest quartile and 5% in the largest quartile, contrary to the S&P 500 Index, which was only approximately 5% weighted in the smallest quartile and 70% in the largest quartile as measured by market capitalization. The

                              4                 December 31, 2004

                Sierra Club Stock & Sierra Club Balanced Funds

--------------------------------------------------------------------------------


strength in performance of the fund relative to the S&P 500 Index is due in large part to the overweighting and stock selection in the smallest quartile for the year ending December 31, 2004.

Within the value portion of the portfolio, the strongest performing industry groups were Retailing, Software & Services, and Diversified Financials. The worst performing industry groups were Semiconductors & Semiconductor Equipment, Pharmaceuticals & Biotechnology and Capital Goods.

The value portfolio's industry groups with the most weight at December 31, 2004 were Banks, Software & Services, and Health Care Equipment & Services.

The strongest areas of sector selection in the growth portfolio included underweighting both Energy and Financials and overweighting the Technology and Consumer Discretionary sectors. Specific companies contributing to our positive growth stock selection included Starbucks Corporation (2.28% of net assets), Network Appliance (1.87%), EBay Inc. (1.55%) and Rambus Inc. (1.48%). Outperformance in the growth portfolio was also achieved through outstanding stock selection in the Consumer Discretionary, Consumer Staples and Technology sectors.

Among the Stock Fund's top performing stocks were Autodesk Inc. (2.10%) (Software & Services) with a gain of 190.8%, American Eagle Outfitters Inc. (1.66%) (Retailing) with a gain of 135.8%, and Tibco Software Inc. (2.96%) (Software & Services) with a gain of 108.9% in 2004. The worst performing stocks were Ascential Software Corp. (0.00%) (Software & Services) with a loss of 41.9%, Novellus Systems Inc. (0.95%) (Semiconductor & Semiconductor Equipment) with a loss of 30.5% and American Power Conversion Corp. (0.00%) (Capital Goods) with a loss of 29.4%. Other top performers included Starbucks (2.28%), Network Appliance Inc. (1.87%), EBay Inc. (1.55%) and Starwood Hotels & Resorts (1.42%).

Sierra Club Balanced Fund

Equities

The Sierra Club Balanced Fund ended the year with a gain of 9.18%, while the Fund's benchmark, a blended rate of the S&P 500 (dividends

               December 31, 2004              5

                Sierra Club Stock & Sierra Club Balanced Funds

--------------------------------------------------------------------------------


reinvested) and the Lehman Brothers Aggregate Bond Index returned 8.26% for the year.

Mid capitalization stocks performed relatively better than large and small capitalization stocks. The market favored value over growth style of investing for large, mid- and small capitalization sectors. The fund performed well due in large part to a heavier weight and better stock selection in the smallest quartile as measured by market capitalization.

Within the value portfolio, the strongest performing industry groups were Retailing, Health Care Equipment & Services, and Software & Services. The worst performing industry groups were Semiconductors & Semiconductor Equipment, Capital Goods, and Pharmaceuticals & Biotechnology.

The strongest areas of sector selection in the growth portfolio included underweighting both Energy and Financials and overweighting the Technology and Consumer Discretionary sectors. Specific companies contributing to our positive growth stock selection included Starbucks Corporation (1.77% of net assets), Network Appliance (1.31%), EBay Inc. (1.38%) and Rambus Inc. (1.06%). Outperformance in the growth portfolio was also achieved through outstanding stock selection in the Consumer Discretionary, Consumer Staples and Technology sectors.

Bonds

Although the Federal Reserve raised rates 1.25% during the year, the 10-Year Treasury note finished virtually unchanged at a yield of 4.22% compared to 4.25% at the end of the 2003. So while bonds proved to be very stable investments in 2004, they were not particularly strong contributors to overall fund performance. Government bonds outperformed corporate bonds in the portfolio, and the average credit quality of the bond portfolio was AA, and the duration was 3.03 years.

We continue to utilize a bottom-up, value-oriented quantitative method for stock selection and a medium duration, bottom-up credit analysis for bonds. An asset allocation of 60% equities and 40% investment grade bonds is maintained consistently.

                              6                 December 31, 2004

                Sierra Club Stock & Sierra Club Balanced Funds

--------------------------------------------------------------------------------



The best performing bonds within the fund were Federal Home Loan Bank 4.32% due 8/19/10 (0.74%) and Federal Farm Credit Bank 3.875% due 5/07/10 (0.82%). The
weakest performing bonds were First Pitney Bowes Credit 5.75% due 8/15/08 (0.00%) and First Data Corp. 5.625% due 11/01/11 (0.35%).

The bond market could once again prove difficult to profit from as interest rates continue their normalization process from multi-decades lows. If our forecasts are accurate, however, the bulk of the interest rate increases will be behind us as 2005 comes to a close.

Sierra Club Mutual Funds 2005 Outlook

The 2005 investing year will bring higher interest rates and slowing corporate profits, a sometimes challenging environment for equity markets. These factors, however, are well known and built into the market. As evidence of this, the earnings yield of the S&P 500 is now higher than the yield of the corporate bond index, making the equity markets as relatively attractive to bonds as any time over the past twenty years. Robust corporate cash flows, the benefits of a lower dollar and record levels of small business optimism will provide excellent opportunities for select equity investments. We expect to continue to find opportunities for positive returns in specific securities where the underlying company fundamentals are strong.

               December 31, 2004              7

--------------------------------------------------------------------------------

Investment Advisor Commentary

         [PHOTO] Investor Advocacy and Community Responsibility

                 The environmental evaluation criteria the Sierra Club Mutual Funds employ were carefully developed by the Sierra Club. These criteria influence industry selection, as well as each holding we own. In addition, the Funds' investments allow us to exercise ownership power via proxy voting and shareholder advocacy.

Over the course of the year, we submitted 90 proxy votes at 86 companies in accordance with the voting guidelines established by the Funds. We take our role as owners of companies seriously, methodically analyzing both management and shareholder resolutions that are presented to shareowners. We encourage you to review our proxy voting guidelines, along with our actual proxy votes, which are available on our website at www.sierraclubfunds.com.

As owners of companies, the Sierra Club Mutual Funds have the right and obligation to raise pertinent issues to corporate management. The Sierra Club Mutual Funds have expanded their involvement with shareholder campaigns seeking to advance sustainable business practices. In 2004, we joined two new shareholder coalitions: the Buildings working group of the Global Warming Shareholders Campaign, which encourages homebuilders, REITS and hotel companies to increase energy efficiency and decrease greenhouse gas (GHG) emissions; and the Investor Environmental Health Network which is working collaboratively with companies to adopt safer alternatives to toxic chemicals, with an initial focus on consumer products industry. We also continued our work on the Advisory Committee of the Shareholder Action network and as leaders of the environmental waste subcommittee at ICCR.

We believe it is our duty as concerned investors to leverage our ownership in companies for substantive environmental progress. Beyond our screening protocols and advocacy efforts, the Sierra Club Mutual Funds have committed to providing needed financial capital in local communities. Such community investments over the past year have included purchasing development deposits from ShoreBank of Chicago, a leading community

                              8                 December 31, 2004

--------------------------------------------------------------------------------


development bank. The Sierra Club Mutual Funds investment in these financial vehicles helps to provide loans for urban development, small businesses and home ownership for low-income working people.

Our commitment to engaging in progressive dialogue with publicly-traded companies on your behalf is a responsibility we are proud to have and which we do not undertake lightly.

Sincerely,

/s/ Garvin Jabusch
Garvin Jabusch
Director of Sustainable Investing

               December 31, 2004              9

--------------------------------------------------------------------------------

Sierra Club Funds
Disclosure of Fund Expenses
For the Six Months Ended December 31, 2004 (Unaudited)



We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled "Expenses Paid During Period."

Hypothetical 5% Return: This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund's costs by

                              10                December 31, 2004

--------------------------------------------------------------------------------


comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

This table illustrates your fund's costs in two ways:

                             Beginning  Ending              Expenses Paid
                              Account  Account              During Period
                               Value    Value     Expense     07/01/04-
                             07/01/04  12/31/04  Ratio/(1)/ 12/31/04/(2)/
                             --------- --------- ---------  -------------
      Sierra Club Stock Fund
      Actual Fund Return     $1,000.00 $1,112.00   1.69%        $8.97
      Hypothetical 5% Return $1,000.00 $1,016.64   1.69%        $8.57
      Sierra Club Balanced
      Fund
      Actual Fund Return     $1,000.00 $1,066.20   1.69%        $8.78
      Hypothetical 5% Return $1,000.00 $1,016.64   1.69%        $8.57

(1) Annualized, based on the Portfolio's most recent fiscal half-year expenses.
(2) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

               December 31, 2004              11

--------------------------------------------------------------------------------

Sierra Club Stock Fund
Portfolio of Investments

                                                       Value
               Shares                                 (Note 2)
               ------                                -----------
               COMMON STOCKS - 96.83%
                      Biotechnology - 4.09%
                5,000 Celgene Corp.*................ $   132,650
                7,500 Cephalon, Inc.*...............     381,600
                5,000 Gilead Sciences, Inc.*........     174,950
               12,900 Vertex Pharmaceuticals, Inc.*.     136,353
                                                     -----------
                                                         825,553
                                                     -----------
                      Capital Markets - 1.57%
                3,094 Bear Stearns Cos., Inc........     316,547
                                                     -----------
                      Commercial Banks - 3.39%
                3,600 Bank of America Corp..........     169,164
                3,375 International Bancshares Corp.     132,908
                4,000 KeyCorp.......................     135,600
                5,500 Silicon Valley Bancshares*....     246,510
                                                     -----------
                                                         684,182
                                                     -----------
                      Commercial Services & Supplies - 5.28%
                2,700 Apollo Group, Inc., Class A*..     217,917
                9,300 Copart, Inc.*.................     244,776
                3,400 Corporate Executive Board Co..     227,596
                1,100 Deluxe Corp...................      41,063
                7,300 Equifax, Inc..................     205,130
                4,300 Kelly Services, Inc., Class A.     129,774
                                                     -----------
                                                       1,066,256
                                                     -----------
                      Communications Equipment - 1.98%
               43,000 3Com Corp.*...................     179,310
                5,200 Qualcomm, Inc.................     220,480
                                                     -----------
                                                         399,790
                                                     -----------
                      Computers & Peripherals - 8.19%
                3,100 Apple Computer, Inc.*.........     199,640
                9,800 Dell, Inc.*...................     412,972
                8,500 Hewlett-Packard Co............     178,245
               33,400 InFocus Corp.*................     305,944

See Notes to Financial Statements              12                December 31, 2004

--------------------------------------------------------------------------------

                                                         Sierra Club Stock Fund
                                                       Portfolio of Investments

                                                            Value
          Shares                                           (Note 2)
          ------                                          -----------
                 Computers & Peripherals (continued)
          11,400 Network Appliance, Inc.*................ $   378,708
           5,700 PalmOne, Inc.*..........................     179,835
                                                          -----------
                                                            1,655,344
                                                          -----------
                 Consumer Finance - 2.43%
          11,800 AmeriCredit Corp.*......................     288,510
           4,000 WFS Financial, Inc.*....................     203,120
                                                          -----------
                                                              491,630
                                                          -----------
                 Diversified Telecommunications - 1.46%
           8,300 CenturyTel, Inc.........................     294,401
                                                          -----------
                 Electronic Equipment & Instruments - 1.11%
           7,400 Tektronix, Inc..........................     223,554
                                                          -----------
                 Food & Staples Retailing - 4.58%
           5,100 Costco Wholesale Corp...................     246,891
           2,900 Longs Drug Stores Corp..................      79,953
           7,200 Supervalu, Inc..........................     248,544
           2,900 Walgreen Co.............................     111,273
           2,500 Whole Foods Market, Inc.................     238,375
                                                          -----------
                                                              925,036
                                                          -----------
                 Food Products - 6.11%
          10,300 Hershey Foods Corp......................     572,062
          15,200 McCormick & Co., Inc....................     586,720
           1,100 Wm. Wrigley Jr. Co......................      76,109
                                                          -----------
                                                            1,234,891
                                                          -----------
                 Health Care Equipment & Supplies - 3.38%
           3,600 Biomet, Inc.............................     156,204
           3,550 Stryker Corp............................     171,287
           8,200 Varian Medical Systems, Inc.*...........     354,568
                                                          -----------
                                                              682,059
                                                          -----------

December 31, 2004              13                See Notes to Financial Statements

--------------------------------------------------------------------------------

Sierra Club Stock Fund
Portfolio of Investments

                                                              Value
        Shares                                               (Note 2)
        ------                                              -----------
               Health Care Providers & Services - 5.60%
         8,900 Humana, Inc.*............................... $   264,241
         6,100 PacifiCare Health Systems, Inc.*............     344,772
         4,200 Sierra Health Services, Inc.*...............     231,462
         6,300 Sunrise Senior Living, Inc.*................     292,068
                                                            -----------
                                                              1,132,543
                                                            -----------
               Hotels Restaurants & Leisure - 5.50%
         7,400 Aztar Corp.*................................     258,408
         2,300 Outback Steakhouse, Inc.....................     105,294
         7,400 Starbucks Corp.*............................     461,464
         4,900 Starwood Hotels & Resorts Worldwide, Inc....     286,160
                                                            -----------
                                                              1,111,326
                                                            -----------
               Information Technology Services - 2.54%
         2,700 Affiliated Computer Services, Inc., Class A*     162,513
         5,000 CheckFree Corp.*............................     190,400
         7,200 Sabre Holdings Corp., Class A...............     159,552
                                                            -----------
                                                                512,465
                                                            -----------
               Insurance - 1.81%
         3,300 MBIA, Inc...................................     208,824
         3,000 Safeco Corp.................................     156,720
                                                            -----------
                                                                365,544
                                                            -----------
               Internet & Catalog Retail - 1.55%
         2,700 eBay, Inc.*.................................     313,956
                                                            -----------
               Media - 1.10%
         2,600 Pixar*......................................     222,586
                                                            -----------
               Personal Products - 1.20%
         5,300 Estee Lauder Cos., Inc., Class A............     242,581
                                                            -----------
               Pharmaceuticals - 3.52%
        13,000 Eon Labs, Inc.*.............................     351,000
         4,050 Mylan Laboratories, Inc.....................      71,604
         8,800 Watson Pharmaceuticals, Inc.*...............     288,728
                                                            -----------
                                                                711,332
                                                            -----------

See Notes to Financial Statements              14                December 31, 2004

--------------------------------------------------------------------------------

                                                         Sierra Club Stock Fund
                                                       Portfolio of Investments

                                                          Value
            Shares                                       (Note 2)
            ------                                      -----------
                   Real Estate - 1.46%
             3,100 Cousins Properties, Inc............. $    93,837
             8,900 Impac Mortgage Holdings, Inc........     201,763
                                                        -----------
                                                            295,600
                                                        -----------
                   Semiconductors & Semiconductor
                   Equipment - 4.60%
             9,400 Altera Corp.*.......................     194,580
            44,500 LSI Logic Corp.*....................     243,860
             6,850 Novellus Systems, Inc.*.............     191,046
            13,000 Rambus, Inc.*.......................     299,000
                                                        -----------
                                                            928,486
                                                        -----------
                   Software - 9.13%
            16,100 Activision, Inc.*...................     324,898
            11,200 Autodesk, Inc.......................     425,040
             8,600 Borland Software Corp.*.............     100,448
            15,800 Cadence Design Systems, Inc.*.......     218,198
            27,500 Compuware Corp.*....................     177,925
            44,800 TIBCO Software, Inc.*...............     597,632
                                                        -----------
                                                          1,844,141
                                                        -----------
                   Specialty Retail - 3.23%
             7,100 American Eagle Outfitters, Inc......     334,410
             5,400 Bed Bath & Beyond, Inc.*............     215,082
             2,400 Electronics Boutique Holdings Corp.*     103,056
                                                        -----------
                                                            652,548
                                                        -----------
                   Thrifts & Mortgage Finance - 9.02%
             3,900 Astoria Financial Corp..............     155,883
             3,798 Countrywide Financial Corp..........     140,564
             4,700 Doral Financial Corp................     231,475
             1,894 Fannie Mae..........................     134,872
             1,300 Freddie Mac.........................      95,810
             9,300 Fremont General Corp................     234,174
             5,100 IndyMac Bancorp, Inc................     175,695

December 31, 2004              15                See Notes to Financial Statements

--------------------------------------------------------------------------------

Sierra Club Stock Fund
Portfolio of Investments

                                                           Value
                Shares                                    (Note 2)
                ------                                   -----------
                          Thrifts & Mortgage Finance (continued)
                2,200     MGIC Investment Corp.......... $   151,602
                4,500     New Century Financial Corp....     287,595
                5,500     R&G Financial Corp., Class B..     213,840
                                                         -----------
                                                           1,821,510
                                                         -----------
                          Trading Companies & Distributors - 3.00%
                5,300     Fastenal Co...................     326,268
                4,200     W.W. Grainger, Inc............     279,804
                                                         -----------
                                                             606,072
                                                         -----------
                          Total Common Stocks...........  19,559,933
                                                         -----------
                          (Cost $16,102,815)
                Total Investments - 96.83%..............  19,559,933
                                                         -----------
                (Cost $16,102,815)
                NET OTHER ASSETS AND LIABILITIES - 3.17%     640,824
                                                         -----------
                NET ASSETS - 100.00%.................... $20,200,757
                                                         ===========

------------------
*   Non-income producing security.

See Notes to Financial Statements              16                December 31, 2004

                            Sierra Club Stock Fund

--------------------------------------------------------------------------------


             Weightings by Industry as a Percentage of Net Assets
                      as of December 31, 2004 (Unaudited)



     Chart

     Net Other Assets and Liabilities............3%
     Trading Companies & Distributors............3%
     Thrifts & Mortgage Finance............      9%
     Specialty Retail............                3%
     Software............                        9%
     Semiconductor & Semiconductor Equipment.....5%
     Real Estate............                     1%
     Pharmaceuticals............                 4%
     Personal Products............               1%
     Media............                           1%
     Internet & Catalog Retail............       2%
     Insurance............                       2%
     Information Technology Services............ 3%
     Hotels Restaurants & Leisure............    6%
     Health Care Providers & Services............6%
     Health Care Equipment & Supplies............3%
     Food Products............                   6%
     Food & Staples Retailing............        5%
     Electronic Equipment & Instruments..........1%
     Diversified Telecommunications............  1%
     Consumer Finance............                2%
     Computers & Peripherals............         8%
     Communications Equipment............        2%
     Commercial Services & Supplies............  5%
     Commercial Banks............                3%
     Capital Markets............                 2%
     Biotechnology............                   4%


               December 31, 2004              17

                            Sierra Club Stock Fund

--------------------------------------------------------------------------------



                   Growth of $10,000 Investment in the Fund

                                    [CHART]



............    Sierra Club           S&P 500 Index          S&P 500 Index
               Stock Fund..........w/reinvested divs.....w/o reinvested divs
-------------------------------------------------------------------------------
10/1/1998........ $10,000 ............$10,000 ...............$10,000
12/31/1998........$12,093 ............$12,130 ...............$12,087
3/31/1999.........$12,524 ............$12,734 ...............$12,649
6/30/1999.........$13,425 ............$13,632 ...............$13,498
9/30/1999.........$12,604 ............$12,780 ...............$12,613
12/31/1999........$14,452 ............$14,682 ...............$14,447
3/31/2000.........$15,065 ............$15,019 ...............$14,735
6/30/2000.........$14,613 ............$14,620 ...............$14,303
9/30/2000.........$15,045 ............$14,478 ...............$14,125
12/31/2000........$13,901 ............$13,345 ...............$12,982
3/31/2001.........$11,925 ............$11,763 ...............$11,409
6/30/2001.........$12,610 ............$12,452 ...............$12,039
9/30/2001.........$10,681 ............$10,624 ...............$10,235
12/31/2001........$11,994 ............$11,759 ...............$11,289
3/31/2002.........$11,901 ............$11,791 ...............$11,282
6/30/2002.........$10,518 ............$10,212 ............... $9,733
9/30/2002..........$8,403 ............ $8,447 ............ ...$8,016
12/31/2002.........$9,147 ............ $9,160 ............... $8,651
3/31/2003..........$9,170 ............ $8,872 ............... $8,340
6/30/2003.........$10,565 ............$10,237 ............... $9,582
9/30/2003.........$10,693 ............$10,508 ............... $9,793
12/31/2003........$12,076 ............$11,788 ...............$10,933
3/31/2004.........$12,448 ............$11,988 ...............$11,074
6/30/2004.........$12,622 ............$12,194 ...............$11,218
9/30/2004.........$12,227 ............$11,966 ...............$10,959
12/31/2004........$14,036 ............$13,070 ...............$11,917


                            Average Annual Total Return at
                              December 31, 2004:
                            1 Year               16.23%
                            5 Year               -0.58%
                            Since Inception*      5.57%

* The Fund commenced operations on October 1, 1998.
/1/ The S&P 500 Index is an unmanaged index of the 500 largest stocks in market capitalization in the U.S. Investors cannot invest directly in the index.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.sierraclubfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on net change in NAV, assuming reinvestment of all distributions.

This graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                              18                December 31, 2004

--------------------------------------------------------------------------------

                                                      Sierra Club Balanced Fund
                                                       Portfolio of Investments

                                                           Value
           Shares                                         (Note 2)
           ------                                        -----------
           COMMON STOCKS - 63.25%
                  Biotechnology - 2.54%
            4,550 Celgene Corp.*........................ $   120,712
            7,800 Cephalon, Inc.*.......................     396,864
            4,800 Gilead Sciences, Inc.*................     167,952
            8,200 Vertex Pharmaceuticals, Inc.*.........      86,674
                                                         -----------
                                                             772,202
                                                         -----------
                  Capital Markets - 1.11%
            3,300 Bear Stearns Cos., Inc................     337,623
                                                         -----------
                  Commercial Banks - 1.46%
            2,800 Bank of America Corp..................     131,572
            4,700 KeyCorp...............................     159,330
            3,400 Silicon Valley Bancshares*............     152,388
                                                         -----------
                                                             443,290
                                                         -----------
                  Commercial Services & Supplies - 3.42%
            1,850 Apollo Group, Inc., Class A*..........     149,314
            7,500 Copart, Inc.*.........................     197,400
            3,000 Corporate Executive Board Co..........     200,820
            5,100 Deluxe Corp...........................     190,383
            6,000 Equifax, Inc..........................     168,600
            4,400 Kelly Services, Inc., Class A.........     132,792
                                                         -----------
                                                           1,039,309
                                                         -----------
                  Communications Equipment - 1.23%
           34,000 3Com Corp.*...........................     141,780
            5,500 Qualcomm, Inc.........................     233,200
                                                         -----------
                                                             374,980
                                                         -----------
                  Computers & Peripherals - 5.75%
            3,000 Apple Computer, Inc.*.................     193,200
           12,600 Dell, Inc.*...........................     530,964
            8,500 Hewlett-Packard Co....................     178,245
           36,600 InFocus Corp.*........................     335,256

December 31, 2004              19                See Notes to Financial Statements

--------------------------------------------------------------------------------

Sierra Club Balanced Fund
Portfolio of Investments

                                                            Value
          Shares                                           (Note 2)
          ------                                          -----------
                 Computers & Peripherals (continued)
          12,000 Network Appliance, Inc.*................ $   398,640
           3,600 PalmOne, Inc.*..........................     113,580
                                                          -----------
                                                            1,749,885
                                                          -----------
                 Consumer Finance - 1.63%
           9,900 AmeriCredit Corp.*......................     242,055
           5,000 WFS Financial, Inc.*....................     253,900
                                                          -----------
                                                              495,955
                                                          -----------
                 Diversified Telecommunications - 0.79%
           6,800 CenturyTel, Inc.........................     241,196
                                                          -----------
                 Electronic Equipment & Instruments - 0.71%
           7,200 Tektronix, Inc..........................     217,512
                                                          -----------
                 Food & Staples Retailing - 2.49%
           5,550 Costco Wholesale Corp...................     268,675
           7,000 Supervalu, Inc..........................     241,640
           2,600 Whole Foods Market, Inc.................     247,910
                                                          -----------
                                                              758,225
                                                          -----------
                 Food Products - 4.27%
          10,800 Hershey Foods Corp......................     599,832
          15,100 McCormick & Co., Inc....................     582,860
           1,700 Wm. Wrigley Jr. Co......................     117,623
                                                          -----------
                                                            1,300,315
                                                          -----------
                 Health Care Equipment & Supplies - 2.25%
           2,000 Biomet, Inc.............................      86,780
           4,800 Stryker Corp............................     231,600
           8,500 Varian Medical Systems, Inc.*...........     367,540
                                                          -----------
                                                              685,920
                                                          -----------
                 Health Care Providers & Services - 1.97%
           5,000 PacifiCare Health Systems, Inc.*........     282,600
           3,200 Sierra Health Services, Inc.*...........     176,352
           3,000 Sunrise Senior Living, Inc.*............     139,080
                                                          -----------
                                                              598,032
                                                          -----------

See Notes to Financial Statements              20                December 31, 2004

--------------------------------------------------------------------------------

                                                      Sierra Club Balanced Fund
                                                       Portfolio of Investments

                                                              Value
        Shares                                               (Note 2)
        ------                                              -----------
               Hotels Restaurants & Leisure - 3.99%
         4,300 Aztar Corp.*................................ $   150,156
         5,200 Outback Steakhouse, Inc.....................     238,056
         8,625 Starbucks Corp.*............................     537,855
         4,900 Starwood Hotels & Resorts Worldwide, Inc....     286,160
                                                            -----------
                                                              1,212,227
                                                            -----------
               Information Technology Services - 1.54%
         2,050 Affiliated Computer Services, Inc., Class A*     123,390
         5,600 CheckFree Corp.*............................     213,248
         5,900 Sabre Holdings Corp., Class A...............     130,744
                                                            -----------
                                                                467,382
                                                            -----------
               Insurance - 1.34%
         3,800 MBIA, Inc...................................     240,464
         3,200 Safeco Corp.................................     167,168
                                                            -----------
                                                                407,632
                                                            -----------
               Internet & Catalog Retail - 1.38%
         3,600 eBay, Inc.*.................................     418,608
                                                            -----------
               Media - 0.97%
         3,450 Pixar*......................................     295,354
                                                            -----------
               Personal Products - 0.75%
         5,000 Estee Lauder Cos., Inc., Class A............     228,850
                                                            -----------
               Pharmaceuticals - 2.74%
        13,400 Eon Labs, Inc.*.............................     361,800
        11,850 Mylan Laboratories, Inc.....................     209,508
         8,000 Watson Pharmaceuticals, Inc.*...............     262,480
                                                            -----------
                                                                833,788
                                                            -----------
               Real Estate - 0.38%
         1,700 Cousins Properties, Inc.....................      51,459
         2,800 Impac Mortgage Holdings, Inc................      63,476
                                                            -----------
                                                                114,935
                                                            -----------

December 31, 2004              21                See Notes to Financial Statements

--------------------------------------------------------------------------------

Sierra Club Balanced Fund
Portfolio of Investments

                                                          Value
            Shares                                       (Note 2)
            ------                                      -----------
                   Semiconductors & Semiconductor
                    Equipment - 3.17%
             9,200 Altera Corp.*....................... $   190,440
            51,500 LSI Logic Corp.*....................     282,220
             6,050 Novellus Systems, Inc.*.............     168,735
            14,000 Rambus, Inc.*.......................     322,000
                                                        -----------
                                                            963,395
                                                        -----------
                   Software - 6.03%
            18,880 Activision, Inc.*...................     380,998
             7,000 Autodesk, Inc.......................     265,650
            14,400 Borland Software Corp.*.............     168,192
            16,300 Cadence Design Systems, Inc.*.......     225,103
            21,000 Compuware Corp.*....................     135,870
            49,400 TIBCO Software, Inc.*...............     658,996
                                                        -----------
                                                          1,834,809
                                                        -----------
                   Specialty Retail - 1.91%
             5,500 American Eagle Outfitters, Inc......     259,050
             5,250 Bed Bath & Beyond, Inc.*............     209,108
             2,600 Electronics Boutique Holdings Corp.*     111,644
                                                        -----------
                                                            579,802
                                                        -----------
                   Thrifts & Mortgage Finance - 7.42%
             4,700 Astoria Financial Corp..............     187,859
             7,200 Countrywide Financial Corp..........     266,472
             4,950 Doral Financial Corp................     243,787
             1,800 Fannie Mae..........................     128,178
             3,000 Freddie Mac.........................     221,100
            12,200 Fremont General Corp................     307,196
             8,500 IndyMac Bancorp, Inc................     292,825
             4,200 MGIC Investment Corp................     289,422
             4,000 New Century Financial Corp..........     255,640
             1,700 R&G Financial Corp., Class B........      66,096
                                                        -----------
                                                          2,258,575
                                                        -----------

See Notes to Financial Statements              22                December 31, 2004

--------------------------------------------------------------------------------

                                                      Sierra Club Balanced Fund
                                                       Portfolio of Investments

                                                       Value
                    Shares                            (Note 2)
                   --------                            -----------
                            Trading Companies & Distributors - 2.01%
                      5,950 Fastenal Co............. $   366,282
                      3,700 W.W. Grainger, Inc......     246,494
                                                       -----------
                                                         612,776
                                                       -----------
                            Total Common Stocks.....  19,242,577
                                                       -----------
                            (Cost $15,166,081)
                     Par
                    Value
                   --------
                   U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 21.97%
                            Federal Farm Credit Bank - 2.53%
                   $250,000 2.250%, due 09/01/06....     246,367
                    200,000 4.000%, due 12/30/09....     200,769
                     75,000 3.680%, due 03/24/10....      74,021
                    250,000 3.875%, due 05/07/10....     248,726
                                                       -----------
                                                         769,883
                                                       -----------
                            Federal Home Loan Bank - 5.26%
                    280,000 3.000%, due 08/15/05....     280,422
                    225,000 3.500%, due 11/15/07....     225,211
                    225,000 3.375%, due 02/15/08....     224,075
                    200,000 4.250%, due 11/13/09....     203,241
                    200,000 3.750%, due 04/01/10....     198,070
                    250,000 3.375%, due 05/14/10....     242,775
                    225,000 4.320%, due 08/19/10....     225,040
                                                       -----------
                                                       1,598,834
                                                       -----------
                            Federal Home Loan Mortgage Corp. - 6.99%
                    210,000 2.875%, due 09/15/05....     210,105
                    665,000 5.250%, due 01/15/06....     679,415
                    245,000 2.375%, due 04/15/06....     242,904
                    960,000 5.500%, due 07/15/06....     993,826
                                                       -----------
                                                       2,126,250
                                                       -----------

December 31, 2004              23                See Notes to Financial Statements

--------------------------------------------------------------------------------

Sierra Club Balanced Fund
Portfolio of Investments

               Par                                        Value
              Value                                      (Note 2)
            ----------                                  -----------
                       Federal National Mortgage Corp. - 7.19%
            $1,520,000 5.500%, due 02/15/06............ $ 1,560,973
               430,000 2.125%, due 04/15/06............     424,982
               200,000 3.678%, due 02/17/09............     201,876
                                                        -----------
                                                          2,187,831
                                                        -----------
                       Total U.S. Government and Agency
                       Obligations                        6,682,798
                                                        -----------
                       (Cost $6,739,632)
            CORPORATE NOTES AND BONDS - 13.37%
                       Finance - 9.19%
                       Bank of America Corp.
               100,000 4.750%, due 10/15/06............     102,456
                       Bear Stearns Cos., Inc.
               200,000 3.000%, due 03/30/06............     199,647
                       Capital One Bank
               150,000 6.875%, due 02/01/06............     155,647
                       Countrywide Home Loan
               100,000 5.625%, due 05/15/07............     104,370
               200,000 4.000%, due 03/22/11............     194,716
                       Golden West Financial
               200,000 4.125%, due 08/15/07............     203,111
                       Key Bank NA
               150,000 7.000%, due 02/01/11............     168,813
                       Mellon Financial Corp.
               150,000 6.375%, due 02/15/10............     163,458
                       National City Corp.
               150,000 5.750%, due 02/01/09............     159,015
                       SLM Corp.
               225,000 3.625%, due 03/17/08............     224,087
                       Suntrust Bank
               150,000 6.375%, due 04/01/11............     166,413
                       U.S. Bancorp
               200,000 3.125%, due 03/15/08............     196,642

See Notes to Financial Statements              24                December 31, 2004

--------------------------------------------------------------------------------

                                                      Sierra Club Balanced Fund
                                                       Portfolio of Investments

                   Par                               Value
                  Value                             (Note 2)
                 --------                          -----------
                          Finance (continued)
                          Wachovia Corp.
                 $200,000 4.850%, due 07/30/07.... $   207,509
                          Wells Fargo & Co.
                  176,000 6.125%, due 02/15/06....     181,389
                  210,000 6.875%, due 04/01/06....     219,018
                  150,000 3.500%, due 04/04/08....     149,172
                                                   -----------
                                                     2,795,463
                                                   -----------
                          Health Care - 0.88%
                          Becton Dickinson & Co.
                  145,000 7.150%, due 10/01/09....     164,283
                          UnitedHealth Group, Inc.
                  100,000 5.200%, due 01/17/07....     103,635
                                                   -----------
                                                       267,918
                                                   -----------
                          Retail - 0.93%
                          Costco Wholesale Corp.
                  100,000 5.500%, due 03/15/07....     104,026
                          Lowe's Cos., Inc.
                  175,000 6.375%, due 12/15/05....     179,907
                                                   -----------
                                                       283,933
                                                   -----------
                          Technology - 1.86%
                          Applied Materials, Inc.
                  150,000 7.000%, due 09/06/05....     153,856
                          First Data Corp.
                  100,000 5.625%, due 11/01/11....     107,610
                          Hewlett-Packard Co.
                  100,000 3.625%, due 03/15/08....      99,581
                          Texas Instruments, Inc.
                  200,000 6.125%, due 02/01/06....     205,535
                                                   -----------
                                                       566,582
                                                   -----------

December 31, 2004              25                See Notes to Financial Statements

--------------------------------------------------------------------------------

Sierra Club Balanced Fund
Portfolio of Investments

                Par                                      Value
               Value                                    (Note 2)
              --------                                 -----------
                       Telecommunications - 0.51%
                       Bellsouth Corp.
              $150,000 5.000%, due 10/15/06........... $   154,290
                                                       -----------
                       Total Corporate Notes and Bonds   4,068,186
                                                       -----------
                       (Cost $4,108,187)
              Total Investments - 98.59%..............  29,993,561
                                                       -----------
              (Cost $26,013,900)
              NET OTHER ASSETS AND LIABILITIES - 1.41%     428,333
                                                       -----------
              NET ASSETS - 100.00%.................... $30,421,894
                                                       ===========

------------------
*   Non-income producing security.

See Notes to Financial Statements              26                December 31, 2004

                           Sierra Club Balanced Fund

--------------------------------------------------------------------------------


             Weightings by Industry as a Percentage of Net Assets
                      as of December 31, 2004 (Unaudited)

                                    [CHART]



Common Stocks                                        63%
U.S. Government & Agency Obligations                 22%
Corporate Notes & Bonds                              13%
Net Other Assets and Liabilities                      1%



                   Growth of $10,000 Investment in the Fund
                                    [CHART]

             Sierra Club
             Balanced Fund       Blended Index
-----------------------------------------------
1/1/2003      $10,000             $10,000
3/31/2003      $9,820              $9,866
6/30/2003     $10,810             $10,867
9/30/2003     $10,910             $11,037
12/31/2003    $11,865             $11,847
3/31/2004     $12,130             $12,094
6/30/2004     $12,150             $12,099
9/30/2004     $11,947             $12,117
12/31/2004    $12,954             $12,829


               December 31, 2004              27

                           Sierra Club Balanced Fund

--------------------------------------------------------------------------------



                            Average Annual Total Return at
                              December 31, 2004:
                            1 Year                9.18%
                            Since Inception*     13.82%

* The Fund commenced operations on January 1, 2003.
/1/ 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index. Investors cannot invest directly in these indices.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.sierraclubfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on net change in NAV, assuming reinvestment of all distributions.

This graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                 *  *  *  *  *

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The first Form N-Q was filed for the quarter ended September 30, 2004. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds' proxy voting policies and procedures and how the Funds' voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2004 are available (i) without charge, upon request, by calling (866) 897-5982 and (ii) on the Securities and Exchange Commission's website at www.sec.gov.

                              28                December 31, 2004

--------------------------------------------------------------------------------

                                            Statement of Assets and Liabilities

                                              Sierra Club  Sierra Club
                                              Stock Fund  Balanced Fund
                                              ----------- -------------
         ASSETS:
           Investments, at value............. $19,559,933  $29,993,561
           Cash..............................     791,980      319,942
           Receivable for shares sold........      27,901        9,852
           Interest and dividend receivable..      10,112      169,781
           Prepaid expenses..................       1,104        1,989
                                              -----------  -----------
            Total Assets.....................  20,391,030   30,495,125
                                              -----------  -----------
         LIABILITIES:
           Payable for investments purchased.     140,422           --
           Payable for shares redeemed.......       2,985           --
           Payable to Adviser................       6,816       18,139
           Accrued expenses and other
            liabilities......................      40,050       55,092
                                              -----------  -----------
            Total Liabilities................     190,273       73,231
                                              -----------  -----------
         NET ASSETS.......................... $20,200,757  $30,421,894
                                              ===========  ===========
         NET ASSETS consist of:
           Paid-in capital (Note 7).......... $16,586,014  $25,637,087
           Accumulated net realized gain on
            investments......................     157,625      805,146
           Net unrealized appreciation on
            investments......................   3,457,118    3,979,661
                                              -----------  -----------
         Total Net Assets.................... $20,200,757  $30,421,894
                                              ===========  ===========
         Investments, at Cost................ $16,102,815  $26,013,900
         Pricing of Shares
           Net Asset Value, offering, and
            redemption price per share....... $     11.99  $     12.05
           Net Assets........................ $20,200,757  $30,421,894
           Shares of beneficial interest
            outstanding......................   1,684,668    2,523,969

December 31, 2004              29                See Notes to Financial Statements

--------------------------------------------------------------------------------

Statement of Operations
For the Year Ended December 31, 2004

                                                Sierra Club  Sierra Club
                                                Stock Fund  Balanced Fund
                                                ----------- -------------
       INVESTMENT INCOME:
         Interest, net of premium amortization
          and discount accretion............... $    3,480   $  280,405
         Dividends.............................    130,682      152,775
         Foreign taxes witheld.................       (342)        (568)
                                                ----------   ----------
          Total investment income..............    133,820      432,612
                                                ----------   ----------
       EXPENSES:
         Investment advisory fee...............    133,000      264,371
         Administration fee....................     19,655       40,671
         Custodian fee.........................     12,329       13,278
         Directors' fees and expenses..........      3,467        7,734
         Distribution and service fees.........     35,318       46,190
         Fund accounting fee...................     60,796       60,904
         Legal and audit fee...................     29,760       30,940
         Printing fees.........................      9,937        8,093
         Registration/filing fees..............     14,516       16,263
         Report to shareholder fees............     12,085       36,259
         Transfer agent fee....................     24,027       21,320
         Reflow fees (Note 2)..................        238        2,861
         Other.................................      4,279       12,417
                                                ----------   ----------
          Total expenses before waiver.........    359,407      561,301
          Less fees waived/reimbursed by
           investment adviser..................   (133,688)     (79,228)
                                                ----------   ----------
          Total net expenses...................    225,719      482,073
                                                ----------   ----------
       NET INVESTMENT LOSS.....................    (91,899)     (49,461)
                                                ----------   ----------
       Net realized gain on investments........    437,958    2,301,211
       Net change in unrealized appreciation/
        (depreciation) on investments..........  2,251,926      300,274
                                                ----------   ----------
       NET REALIZED AND UNREALIZED
        GAIN ON INVESTMENTS....................  2,689,884    2,601,485
                                                ----------   ----------
       NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS.............. $2,597,985   $2,552,024
                                                ==========   ==========

See Notes to Financial Statements              30                December 31, 2004

--------------------------------------------------------------------------------

                                             Statement of Changes in Net Assets

                                                   Sierra Club Stock Fund
                                                  ------------------------
                                                   Year Ended   Year Ended
                                                  December 31, December 31,
                                                      2004         2003
                                                  ------------ ------------
     Operations:
       Net investment loss....................... $   (91,899)  $  (37,688)
       Net realized gain on investments..........     437,958      173,985
       Net change in unrealized appreciation/
        (depreciation) on investments............   2,251,926    1,178,014
                                                  -----------   ----------
       Net increase in net assets resulting from
        operations...............................   2,597,985    1,314,311
                                                  -----------   ----------
     Distributions to shareholders:
       From net realized gains on
        investments..............................    (145,023)          --
                                                  -----------   ----------
       Total distributions.......................    (145,023)          --
                                                  -----------   ----------
     Share Transactions:
       Proceeds from sale of shares..............  10,317,139    6,643,337
       Issued to shareholders in reinvestment
        of distributions.........................      74,474           --
       Cost of shares redeemed, net of
        redemption fees (Note 7).................    (799,300)    (320,367)
                                                  -----------   ----------
       Net increase from share transactions......   9,592,313    6,322,970
                                                  -----------   ----------
       Net increase in net assets................  12,045,275    7,637,281
                                                  -----------   ----------
     NET ASSETS:
       Beginning of period.......................   8,155,482      518,201
                                                  -----------   ----------
       End of period............................. $20,200,757   $8,155,482
                                                  ===========   ==========
     OTHER INFORMATION:
     Share Transactions:
       Sold......................................     967,777      756,410
       Issued to shareholders in reinvestment
        of distributions.........................       6,217           --
       Redeemed..................................     (74,532)     (37,076)
                                                  -----------   ----------
       Net increase in shares outstanding........     899,462      719,334
                                                  ===========   ==========

December 31, 2004              31                See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                         Sierra Club
                                                        Balanced Fund
                                                  ------------------------
                                                   Year Ended   Year Ended
                                                  December 31, December 31,
                                                      2004      2003/(1)/
                                                  ------------ ------------
     Operations:
       Net investment loss....................... $   (49,461) $   (84,977)
       Net realized gain on investments..........   2,301,211      658,671
       Net change in unrealized appreciation/
        (depreciation) on investments............     300,274    3,679,387
                                                  -----------  -----------
       Net increase in net assets resulting from
        operations...............................   2,552,024    4,253,081
                                                  -----------  -----------
     Distributions to shareholders:
       From net realized gains on
        investments..............................  (1,633,602)    (466,184)
                                                  -----------  -----------
       Total distributions.......................  (1,633,602)    (466,184)
                                                  -----------  -----------
     Share Transactions:
       Proceeds from sale of shares..............   4,643,799   23,920,377
       Issued to shareholders in reinvestment
        of distributions.........................   1,424,787      406,537
       Cost of shares redeemed, net of
        redemption fees (Note 7).................  (3,446,960)  (1,231,965)
                                                  -----------  -----------
       Net increase from share transactions......   2,621,626   23,094,949
                                                  -----------  -----------
       Net increase in net assets................   3,540,048   26,881,846
                                                  -----------  -----------
     NET ASSETS:
       Beginning of period.......................  26,881,846           --
                                                  -----------  -----------
       End of period............................. $30,421,894  $26,881,846
                                                  ===========  ===========
     OTHER INFORMATION:
     Share Transactions:
       Sold......................................     393,382    2,379,129
       Issued to shareholders in reinvestment
        of distributions.........................     118,338       34,806
       Redeemed..................................    (293,756)    (107,930)
                                                  -----------  -----------
       Net increase in shares outstanding........     217,964    2,306,005
                                                  ===========  ===========

------------------
(1) The Fund commenced operations on January 1, 2003.

See Notes to Financial Statements              32                December 31, 2004

--------------------------------------------------------------------------------

                                                           Financial Highlights
                      For a Share outstanding throughout the periods presented.

                                                Sierra Club Stock Fund
                                     -------------------------------------------
                                        Year Ended        Year Ended   Year Ended
                                       December 31,      December 31, December 31,
                                           2004              2003         2002
                                     ------------        ------------ ------------
Net Asset Value, Beginning of
 Period.............................   $ 10.39              $ 7.87      $ 10.32
Income/(loss) from Operations:
 Net investment income/(loss).......     (0.05)              (0.05)       (1.15)
 Net realized and unrealized gain/
  (loss) on investments.............      1.74                2.57        (1.30)
                                       -------              ------      -------
   Total from Operations............      1.69                2.52        (2.45)
                                       -------              ------      -------
Less Distributions:
 From net investment income.........        --                  --           --
 From capital gains.................     (0.09)                 --           --
 Tax return of capital..............        --                  --           --
                                       -------              ------      -------
   Total Distributions..............     (0.09)                 --           --
                                       -------              ------      -------
Redemption fees added to paid in
 capital (Note 7)...................       -- +                -- +         -- +
                                       -------              ------      -------
Net increase/(decrease) in net asset
 value..............................      1.60                2.52        (2.45)
                                       -------              ------      -------
Net Asset Value, End of Period......   $ 11.99              $10.39      $  7.87
                                       =======              ======      =======
Total Return........................     16.23%              32.02%      (23.74)%
Ratios/Supplemental Data:
 Net Assets, End of Period (000's)..   $20,201              $8,155      $   518
Ratios to average net assets:
 Net investment income/(loss)
  including reimbursement/
  waiver............................     (0.70)%             (0.95)%      (0.34)%
 Operating expenses including
  reimbursement/waiver..............      1.70%/(1),(2)/      1.84%        1.86%
 Operating expenses excluding
  reimbursement/waiver..............      2.70%/(1)/          6.32%        1.96%
Portfolio turnover rate.............        93%                 56%          88%

------------------
(1) The Fund incurred ReFlow fees during the year ended December 31, 2004. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets would have been 1.70% and 2.70%, respectively.
(2) Effective January 26, 2004, the net expense cap changed from 1.84% to 1.69%. + Amount represents less than $0.01 per share.

December 31, 2004              33                See Notes to Financial Statements

--------------------------------------------------------------------------------

Financial Highlights
For a Share outstanding throughout the periods presented.

                                                     Sierra Club Stock Fund
                                                    -----------------------
                                                     Year Ended   Year Ended
                                                    December 31, December 31,
                                                        2001         2000
                                                    ------------ ------------
  Net Asset Value, Beginning of Period.............   $ 11.96      $ 14.38
  Income/(loss) from Operations:
   Net investment income/(loss)....................     (0.02)        0.01
   Net realized and unrealized gain/(loss) on
    investments....................................     (1.62)       (0.53)
                                                      -------      -------
     Total from Operations.........................     (1.64)       (0.52)
                                                      -------      -------
  Less Distributions:
   From net investment income......................        --        (0.01)
   From capital gains..............................        --        (1.89)
   Tax return of capital...........................        --         (--)+
                                                      -------      -------
     Total Distributions...........................        --        (1.90)
                                                      -------      -------
  Redemption fees added to paid in capital (Note 7)        --           --
                                                      -------      -------
  Net increase/(decrease) in net asset value.......     (1.64)       (2.42)
                                                      -------      -------
  Net Asset Value, End of Period...................   $ 10.32      $ 11.96
                                                      =======      =======
  Total Return.....................................    (13.71)%      (3.81)%
  Ratios/Supplemental Data:
   Net Assets, End of Period (000's)...............   $25,903      $29,833
  Ratios to average net assets:
   Net investment income/(loss) including
    reimbursement/waiver...........................     (0.15)%       0.06%
   Operating expenses including reimbursement/
    waiver.........................................      1.50%        1.48%
   Operating expenses excluding reimbursement/
    waiver.........................................      1.91%        1.79%
  Portfolio turnover rate..........................        73%         105%

------------------
+ Amount represents less than $0.01 per share.

See Notes to Financial Statements              34                December 31, 2004

--------------------------------------------------------------------------------

                                                           Financial Highlights
                      For a Share outstanding throughout the periods presented.

                                                            Sierra Club
                                                           Balanced Fund
                                                  ------------------------------
                                                     Year Ended        Year Ended
                                                    December 31,      December 31,
                                                        2004           2003/(1)/
                                                  ------------        ------------
Net Asset Value, Beginning of Period.............   $ 11.66             $ 10.00
Income/(loss) from Operations:
 Net investment loss.............................     (0.02)              (0.04)
 Net realized and unrealized gain on investments.      1.09                1.90
                                                    -------             -------
   Total from Operations.........................      1.07                1.86
                                                    -------             -------
Less Distributions:
 From capital gains..............................     (0.68)              (0.20)
                                                    -------             -------
   Total Distributions...........................     (0.68)              (0.20)
                                                    -------             -------
Redemption fees added to paid in capital (Note 7)       -- +                -- +
                                                    -------             -------
Net increase in net asset value..................      0.39                1.66
                                                    -------             -------
Net Asset Value, End of Period...................   $ 12.05             $ 11.66
                                                    =======             =======
Total Return.....................................      9.18%              18.65%
Ratios/Supplemental Data:
Net Assets, End of Period (000's)................   $30,422             $26,882
Ratios to average net assets:
 Net investment income/(loss) including
  reimbursement/waiver...........................     (0.18)%             (0.36)%
 Operating expenses including reimbursement/
  waiver.........................................      1.72%/(2),(3)/      1.84%
 Operating expenses excluding reimbursement/
  waiver.........................................      2.01%/(2)/          2.60%
Portfolio turnover rate..........................        79%                 62%

------------------
(1) The Fund commenced operations on January 1, 2003.
(2) The Fund incurred ReFlow fees during the year ended December 31, 2004. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets would have been 1.71% and 2.00%, respectively.
(3) Effective January 26, 2004, the net expense cap changed from 1.84% to 1.69%. + Amount represents less than $0.01 per share.

December 31, 2004              35                See Notes to Financial Statements

--------------------------------------------------------------------------------

Notes to Financial Statements


1.  Organization
Forward Funds, Inc. (the "Company") was incorporated in Maryland on October 3, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At December 31, 2004, the Company offered eight investment portfolios. This annual report describes two portfolios offered by the Company. The accompanying financial statements and financial highlights are those of the Sierra Club Stock Fund (the "Stock Fund") and the Sierra Club Balanced Fund (the "Balanced Fund") (each a "Fund" and collectively the "Funds"). The financial statements and financial highlights for the fiscal year ended December 31, 2004 of the other Funds in the series have been disclosed in a separate annual report.

The Stock Fund seeks to achieve high total return by investing in stocks that meet environmental and social criteria. The Balanced Fund seeks to achieve a competitive total return through capital appreciation and current income. The Balanced Fund actively manages a portfolio of stocks and fixed-income securities that satisfy environmental and social criteria.

2.  Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the mean of the closing bid and ask price. Portfolio securities which are primarily traded on foreign securities exchanges, are valued at the last quoted sale price of such securities on their respective exchanges. Investments in short-term obligations that

                              36                December 31, 2004

--------------------------------------------------------------------------------

                                                  Notes to Financial Statements
                                                                    (continued)

mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are carried at their fair value as determined in good faith by or under the direction of the Board of Directors. The Funds generally value their holdings, including fixed income securities, through the use of independent pricing agents, except for securities for which a ready market does not exist, which are valued under the direction of the Board of Directors or by the Sub-Advisors using methodologies approved by the Board of Directors. The valuation methodologies include, but are not limited to, the analysis of: the effects of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly for the Balanced Fund and annually for the

               December 31, 2004              37

--------------------------------------------------------------------------------

Notes to Financial Statements
(continued)

Stock Fund. Net realized capital gains, if any, are distributed at least annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

Federal Income Taxes: The Company treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

Expenses: Expenses that are specific to a Fund are charged directly to that Fund. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

When-Issued and Delayed-Delivery Transactions: The Funds may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal

                              38                December 31, 2004

--------------------------------------------------------------------------------

                                                  Notes to Financial Statements
                                                                    (continued)

settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause a Fund to miss an advantageous price or yield.

ReFlow Transactions: The Funds may participate in ReFlow Fund LLC ("ReFlow"), a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund's net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund's short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Funds will waive their redemption fee with respect to redemptions by ReFlow.

ReFlow and its managing member, ReFlow Management, LLC, are under common control with Forward Management, the investment adviser to the Funds. In light of this, the Board of Directors has adopted procedures to govern the Funds' participation in ReFlow.

               December 31, 2004              39

--------------------------------------------------------------------------------

Notes to Financial Statements
(continued)


3.  Investment Management Services
The Company has entered into an investment management agreement with Forward Management, LLC ("Forward" or the "Advisor") pursuant to which Forward provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates based on each Fund's average daily net assets: Stock Fund, 1.00%; and the Balanced Fund, 0.94%.

Forward has entered into investment sub-advisory agreements with Harris Bretall Sullivan Smith L.L.C. ("Harris Bretall") and New York Life Investment Management LLC ("NYLIM") for the Stock Fund and Balanced Fund whereby each of Harris Bretall and NYLIM manage roughly equal portions of each Fund's assets. Pursuant to these agreements, Harris Bretall provides investment sub-advisory services to the Funds and is entitled to receive a fee from Forward calculated daily and payable monthly at the following annual rates based on their respective portions of the Fund's average daily net assets: the Stock Fund, 0.45% on the first $100 million, 0.40% on the next $150 million, 0.35% on the next $250 million, and 0.30% on assets over $500 million; the Balanced Fund, 0.41% on the first $100 million, 0.32% on the next $150 million, 0.27% on the next $250 million, and 0.24% on assets over $500 million. NYLIM provides investment sub-advisory services to the Funds and is entitled to receive a fee from Forward calculated daily and payable monthly at the following annual rates based on their respective portions of the Fund's average daily net assets: the Stock Fund, 0.45% on the first $100 million, 0.40% on the next $150 million, 0.35% on the next $250 million and 0.30% on assets over $500 million; the Balanced Fund, 0.37% on the first $100 million, 0.32% on the next $150 million, 0.27% on the next $250 million, and 0.22% on assets over $500 million.

Waiver of Fees: The Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain expenses. These waivers and/or reimbursements will continue until January 1, 2006. As a result of such waivers, the aggregate net expenses (as a percentage of net assets) for the year ended December 31, 2004 have been limited to 1.69% for the Stock Fund and Balanced Fund (prior to January 26, 2004, 1.84% for both the Stock and Balanced Fund). Any waiver or reimbursement by the Advisor is

                              40                December 31, 2004

--------------------------------------------------------------------------------

                                                  Notes to Financial Statements
                                                                    (continued)

subject to recoupment from the Fund within the three years following the date on which the expense was incurred, to the extent such recoupment would not cause total expenses to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

For the year ended December 31, 2004, the fee waivers and/or reimbursements were as follows:

                                Fees     Expenses
                              Waived by Reimbursed
                     Fund      Advisor  by Advisor  Total
                     ----     --------- ---------- --------
                     Stock    $133,000     $688    $133,688
                     Balanced   79,228       --      79,228

During the year ended December 31, 2004, the Advisor did not recoup any waived fees or reimbursed expenses.

At December 31, 2004, the balance of recoupable expenses for each Fund was:

                  Fund      2002     2003     2004    Total
                  ----     ------- -------- -------- --------
                  Stock    $22,300 $178,542 $133,688 $334,530
                  Balanced      --  177,210   79,228  256,438

4.  Distribution Plan
The Investor Class shares of the Funds have a Distribution Plan pursuant to Rule 12b-1 for which up to 0.25% of each Fund's average daily net assets may be used to pay distribution fees. In addition, the Investor Class shares of the Funds have a Shareholder Servicing Plan, which may be used to pay shareholder servicing fees at an annual rate of up to 0.10% of each Fund's average daily net assets. The expenses of the Distribution and Shareholder Servicing Plans are reflected as distribution and service fees in the Statement of Operations.

PFPC Distributors, Inc. (the "Distributor") serves as the Funds' distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

               December 31, 2004              41

--------------------------------------------------------------------------------

Notes to Financial Statements
(continued)


The Company has entered into an administration agreement with PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Financial Services Group, Inc. PFPC also serves as the Company's transfer agent and dividend paying agent.

5.  Directors
Overall responsibility for oversight of the Funds rests with the Directors of the Company. There are currently six directors, four of whom are not "interested persons" of the Company within the meaning of that term under the 1940 Act. Two of the non-interested Directors receive $3,625 ($1,813 by telephone) per regular meeting and $1,500 for each special meeting attended in person ($750 by telephone). One non-interested Director who serves as Chairman of the Board of Directors receives $4,000 ($2,000 by telephone) per regular meeting and $1,500 for each special meeting attended in person ($750 by telephone). One non-interested Director who serves as Chairman of the Audit Committee receives $4,500 ($2,250 by telephone) per regular meeting and $1,500 for each special meeting attended in person ($750 by telephone). One interested Director also receives $3,625 ($1,813 by telephone) per regular meeting and $1,500 for each special meeting attended in person ($750 by telephone). The other interested Director does not receive any compensation by the Funds.

6.  Indemnifications
Under the Funds' organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

7.  Shares of Beneficial Interest
The authorized capital stock of the Company consists of one billion four hundred million (1,400,000,000) shares of two classes of common stock

                              42                December 31, 2004

--------------------------------------------------------------------------------

                                                  Notes to Financial Statements
                                                                    (continued)

having a par value of $0.001 per share. The Board of Directors of the Company has designated the stock into eight series. Each Fund, other than the Small Cap Fund, Mini-Cap Fund, Global Emerging Markets Fund, and the International Small Companies Fund currently offers only one class of shares called the Investor Class shares. The Small Cap Fund, Mini-Cap Fund, Global Emerging Markets Fund, and the International Small Companies Fund offer a second class of shares called the Institutional Class shares to institutional investors and investors meeting certain purchase qualifications. Holders of shares of the Funds of the Company have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Shares exchanged or redeemed within 60 days of purchase will incur a fee of 2.00% of the total redemption amount. Such redemption fees are reflected in the "cost of shares redeemed" in the Statement of Changes in Net Assets.

The following entities owned of record or beneficially, as of December 31, 2004, 5% or greater of any class of the Funds outstanding equity securities:

           Fund                     Name                  Percentage
           ----     ------------------------------------- ----------
           Stock    Sierra Club Unrestricted Stock Fund     27.70%
                    Sierra Club Life Member Stock Fund      19.34%
                    Charles Schwab & Co., Inc.              18.53%
                    Sutton Place Associates LLC             13.31%
           Balanced Sutton Place Associates LLC             74.87%
                    Sierra Club Life Member Balanced Fund   10.22%

8.  Purchases and Sales of Investments
Investment transactions for the year ended December 31, 2004, excluding temporary short-term investments, were as follows:

                          Cost of Investments  Proceeds from
                 Fund          Purchased      Investments Sold
                 ----     ------------------- ----------------
                 Stock        $21,205,948       $11,950,178
                 Balanced      23,173,597        21,943,392

               December 31, 2004              43

--------------------------------------------------------------------------------

Notes to Financial Statements
(continued)


9.  Tax Basis Information

Reclassifications: At December 31, 2004, permanent differences in book and tax accounting have been reclassified as follows:

                       Increase/  Increase/(Decrease)   Increase
                       (Decrease)   Accumulated Net   Accumulated
                        Paid-In       Investment      Net Realized
              Fund      Capital      Income/(Loss)    Gain/(Loss)
              ----     ---------- ------------------- ------------
              Stock        --           $91,899         $(91,899)
              Balanced     --            49,461          (49,461)

Tax Basis of Investments: At December 31, 2004, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

                                 Gross        Gross
                    Cost of    Unrealized   Unrealized  Net Unrealized
         Fund     Investments Appreciation Depreciation  Appreciation
         ----     ----------- ------------ ------------ --------------
         Stock    $16,102,815  $3,669,079   $(211,961)    $3,457,118
         Balanced  26,014,335   4,328,466    (349,240)     3,979,226

Capital Loss Carryforwards: The Stock Fund had a net capital loss carryforward for Federal income tax purposes at December 31, 2004 of $126,756. The capital loss carryforward is available to reduce future distributions of net capital gains to shareholders through 2009. Due to limitation issues under Section 382 of the Internal Revenue Code, the Fund may only utilize $25,351 in a given year.

Tax Basis of Distributable Earnings/Accumulated Losses: At December 31, 2004, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

                                              Stock Fund  Balanced Fund
                                              ----------  -------------
        Accumulated capital loss carryforward $ (126,756)          --
        Net unrealized appreciation            3,457,118   $3,979,226
        Undistributed short-term gain             68,242      151,757
        Undistributed long-term gain             216,139      653,824
                                              ----------   ----------
        Total distributable earnings           3,614,743    4,784,807
                                              ----------   ----------

                              44                December 31, 2004

--------------------------------------------------------------------------------

                                                  Notes to Financial Statements
                                                                    (continued)


Tax Basis of Distributions to Shareholders:
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of distributions paid were as follows:

                                                  2004
                                   2004        Long-Term
                              Ordinary Income Capital Gain
                     Fund          Total         Total
                     ----     --------------- ------------
                     Stock       $ 83,180      $   61,843
                     Balanced     178,433       1,455,169

10.  Foreign Securities
Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

11.  Subsequent Event
The following information applies to each of the Funds:

Plan of Reorganization and Redomiciliation
At a Board Meeting held on February 2, 2005, the Directors of the Company, including all of the Directors who are not interested persons approved on behalf of the Company and each of the Funds an Agreement and Plan of Reorganization and Redomiciliation (the "Plan"). The Plan will be submitted to shareholders of the Funds at a special meeting of shareholders to be held on or about April 22, 2005. The Plan calls for a reorganization and redomiciliation in which all or substantially all of the assets of the Funds would be acquired by a newly formed series of a new Delaware statutory trust in exchange for shares of such series, and this transaction is expected to take place in the third calendar quarter of 2005. Additional information about the Plan will be included in the Company's proxy statement that is expected to be mailed to shareholders in March 2005.

               December 31, 2004              45

--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Forward Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sierra Club Stock Fund and Sierra Club Balanced Fund (the "Funds") at December 31, 2004, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented (except as described below), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the Sierra Club Stock Fund for the periods prior to January 1, 2001 were audited by other independent accountants whose report dated February 12, 2001 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
San Francisco, California
February 22, 2005

                              46                December 31, 2004

--------------------------------------------------------------------------------

TAX INFORMATION (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Stock and Balanced Funds designate $61,970 and $1,455,169, respectively as long-term capital gain dividends.

The Balanced Fund designates 20.51% of the income dividends distributed between January 1, 2004 and December 31, 2004, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

               December 31, 2004              47

--------------------------------------------------------------------------------

SUBSEQUENT EVENTS (Unaudited)


The following information applies to the Sierra Club Balanced Fund only:

Appointment of a New Sub-Advisor
At a Board Meeting held on February 2, 2005, the Directors of the Company, including all of the Independent Directors, preliminarily approved, on behalf of the Sierra Club Balanced Fund (the "Fund"), a proposed Sub-Advisory Agreement (the "Uniplan Sub-Advisory Agreement") among Forward Management, LLC (the "Investment Advisor"), the Company and Forward Uniplan Advisors, Inc. ("Uniplan") pursuant to which Uniplan will manage such portion of the assets of the Fund as the Investment Advisor may allocate to Uniplan from time to time. In addition, on that same date the Board approved an interim sub-advisory agreement with Uniplan, effective April 1, 2005 (the "Interim Sub-Advisory Agreement"). The Interim Sub-Advisory Agreement is substantially similar to the Uniplan Sub-Advisory Agreement.

Shareholder Meeting
On or about April 22, 2005, a special meeting of shareholders of the Company will be held to vote on a proposal to approve the Uniplan Sub-Advisory Agreement. Proxy statements for the special meeting of shareholders to consider this proposal are expected to be mailed to shareholders in March 2005.

Shareholder Approval
If the proposal regarding the Uniplan Sub-Advisory Agreement is approved by shareholders, the new sub-advisory agreement with Uniplan will become effective on or about April 22, 2005. Until that time, effective April 1, 2005, the Fund will be sub-advised by Uniplan pursuant to the Interim Sub-Advisory Agreement.

Change to Sub-Advisory Agreement
The terms of the Uniplan Sub-Advisory Agreement between the Investment Adviser, on behalf of the Fund, and Uniplan are substantially similar to the terms of the previous sub-advisory agreement with Harris Bretall Sullivan & Smith L.L.C., except for the effective date, the name of the sub-adviser, the sub-advisory fees and certain other terms and conditions.

                              48                December 31, 2004

--------------------------------------------------------------------------------

Portfolio Name Change
Effective on or about April 1, 2005, the name of the Fund will change from Sierra Club Balanced Fund to Sierra Club Equity Income Fund, subject to shareholder approval of the Uniplan Sub-Advisory Agreement.

Portfolio Manager Change
Effective April 1, 2005, the portion of the Fund's assets allocated to Uniplan will be managed by Richard Imperiale, the President and founder of Uniplan. Mr. Imperiale holds a B.S. in finance from Marquette University Business School and has completed a postgraduate lecture series in corporate finance from the University of Chicago.

Change in Principal Investment Strategy
The Sierra Club Equity Income Fund invests approximately 60% of its assets in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents, although this ratio may vary. The Fund will seek to acquire financial instruments that not only have good growth potential, but that also have a relatively attractive yield (in the case of bonds), or pay a relatively high dividend (in the case of equities). Equity investments include common stocks of domestic and foreign companies. The Fund may also invest in preferred and convertible securities. Fixed-income securities include U.S. government securities and investment grade bonds issued by U.S. corporations. The Fund may invest up to 20% of its assets in foreign securities. The Fund may also invest in mortgage-backed and asset-backed securities. The Fund will normally invest the fixed income portion of the portfolio to have an intermediate term duration which ranges from three to five years; and to have a laddered maturity schedule which means that the portfolio will be structured so that a certain percentage of the securities will mature each year. However, the Fund may deviate from this approach from time to time based on market conditions.

A multi-style, multi-manager approach is used to manage the Fund. Two different sub-advisors, Forward Uniplan Advisors, Inc. ("Uniplan") and New York Life Investment Management LLC ("NYLIM"), use distinct investment styles as co-managers of the Fund.

Approximately 50% of the Fund's portfolio will be managed by Uniplan. This portion will be managed to provide income, both via high quality,

               December 31, 2004              49

--------------------------------------------------------------------------------
relatively high-yielding debt, and via income-producing mid and large cap equities (primarily stocks with high dividends and convertibles). Uniplan will invest in investment grade bonds rated Baa3 / BBB-. If a bond is split rated by an agency, Uniplan will use the higher rating.

Currently, approximately 50% of the Fund's portfolio is managed by NYLIM. NYLIM generally invests in "value stocks" of companies with market capitalization above $500 million. "Value stocks" are those it determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the equity market. NYLIM applies quantitative and statistical methods to analyze the relative quality and value of the stocks. NYLIM selects fixed-income securities based on their credit quality and duration. NYLIM will hold a bond to maturity (or call date, if applicable). The Fund may sell the bond sooner if it falls below investment grade which is BBB by S&P or Baa by Moody's, or if unrated, determined by NYLIM to be of comparable quality. The Fund may also sell the bond if NYLIM receives other adverse information about an issuer.

                              50                December 31, 2004

--------------------------------------------------------------------------------

The business and affairs of the Company and each Fund are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below. You can find more information about the Directors in the Statement of Additional Information
(SAI) which is available without charge by calling (866) 897-5982.

NON-INTERESTED DIRECTORS:

                                                                    Number of
                              Term of                                Funds in
               Position(s)  Office and                             Fund Complex
Name, Address,  Held with    Length of   Principal Occupation(s)   Overseen by  Other Directorships
   and Age*    the Company Time Served**  During Past Five Years     Director   Held by Director***
-------------- ----------- ------------- ------------------------  ------------ -------------------
Kenneth V.     Director    Since 2003    Financial Consultant,          8       None.
 Domingues                               Securities Arbitrator,
Age: 72                                  Expert Witness, Estate
                                         and Trust Administrator
                                         (1999-present);
                                         Technical Consultant to
                                         the California State
                                         Board of Accountancy
                                         (2002-present); Chief
                                         Accountant, Division of
                                         Investment Management,
                                         U.S. Securities and
                                         Exchange Commission
                                         (1998-1999); Senior Vice
                                         President and Chief
                                         Financial Officer,
                                         Franklin Templeton
                                         Group, an investment
                                         management company
                                         (1987-1997).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11/th/ Floor, San Francisco, CA 94104.
**Each Director will hold office for an indefinite term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
***This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

               December 31, 2004              51

--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS:

                                                                       Number of
                                 Term of                                Funds in
                  Position(s)  Office and                             Fund Complex
 Name, Address,    Held with    Length of   Principal Occupation(s)   Overseen by  Other Directorships
    and Age*      the Company Time Served**  During Past Five Years     Director   Held by Director***
----------------- ----------- ------------- ------------------------  ------------ -------------------
Haig G. Mardikian Director    Since 1998    Owner of Haig G.               8       None.
Age: 57                                     Mardikian Enterprises, a
                                            real estate investment
                                            business (1971-present);
                                            a General Partner of M&B
                                            Development, a real
                                            estate investment
                                            business (1983-present);
                                            General Partner of
                                            George M. Mardikian
                                            Enterprises, a real
                                            estate investment
                                            business (1983-2002);
                                            President and Director
                                            of Adiuvana-Invest,
                                            Inc., a real estate
                                            investment business
                                            (1989-present); Vice
                                            Chairman and Trustee of
                                            the William Saroyan
                                            Foundation
                                            (1992-present). Mr.
                                            Mardikian has served as
                                            Managing Director of the
                                            United Broadcasting
                                            Company, radio
                                            broadcasting (1983-2001)
                                            and Chairman and
                                            Director of SIFE Trust
                                            Fund (1978-2002). He
                                            serves as a director of
                                            the Downtown Association
                                            of San Francisco
                                            (1982-present) and the
                                            Market Street
                                            Association
                                            (1982-present) and as a
                                            trustee of Trinity
                                            College (1998-present);
                                            the Herbert Hoover
                                            Presidential Library
                                            (1997-present); the
                                            Herbert Hoover
                                            Foundation
                                            (2002-present) and the
                                            Advisor California Civil
                                            Liberties Public
                                            Education Fund
                                            (1997-present).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11/th/ Floor, San Francisco, CA 94104.
**Each Director will hold office for an indefinite term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
***This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

                              52                December 31, 2004

--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS:

                                                                     Number of
                               Term of                                Funds in
                Position(s)  Office and                             Fund Complex
Name, Address,   Held with    Length of   Principal Occupation(s)   Overseen by    Other Directorships
   and Age*     the Company Time Served**  During Past Five Years     Director     Held by Director***
--------------- ----------- ------------- ------------------------  ------------ -----------------------
Leo T. McCarthy Director    Since 1998    President, The Daniel          8       Director, Linear
Age: 74                                   Group, an investment                   Technology Corporation,
                                          partnership (January                   a manufacturing
                                          1995-present); and                     company (July 1994-
                                          Director, Accela, Inc.,                present)
                                          a software company
                                          (March 1998-present).

Donald O'Connor Director    Since 2000    Financial Consultant           8       Trustee of the Advisors
Age: 68                                   (1997-present); Retired                Series Trust (15)
                                          Vice President of                      (1997-present)
                                          Operations, Investment
                                          Company Institute
                                          ("ICI"), a mutual fund
                                          trade association (May
                                          1969-June 1993);
                                          Executive Vice President
                                          and Chief Operating
                                          Officer, ICI Mutual
                                          Insurance Company, an
                                          insurance company
                                          (1987-1997); Chief,
                                          Branch of Market
                                          Surveillance, Securities
                                          and Exchange Commission
                                          (1964-1969).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11/th/ Floor, San Francisco, CA 94104.
**Each Director will hold office for an indefinite term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
***This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

               December 31, 2004              53

--------------------------------------------------------------------------------

INTERESTED DIRECTORS:

                                                                           Number of
                                     Term of                                Funds in
                      Position(s)  Office and                             Fund Complex
   Name, Address,      Held with    Length of   Principal Occupation(s)   Overseen by  Other Directorships
      and Age*        the Company Time Served**  During Past Five Years     Director   Held by Director***
--------------------- ----------- ------------- ------------------------  ------------ --------------------
J. Alan Reid, Jr.**** President,  Since 2001    President of Forward           8       Director of FOLIOfn.
Age: 42               Director                  Management, LLC, an
                                                investment adviser
                                                ("Forward Management,"
                                                formerly known as
                                                Webster Investment
                                                Management Co., LLC)
                                                (April 2001-present),
                                                Senior Vice President,
                                                Director of Business
                                                Delivery, Morgan Stanley
                                                Online, a financial
                                                services company
                                                (1999-2001); Executive
                                                Vice President and
                                                Treasurer, Webster
                                                Investment Management
                                                Co., LLC (1998-1999);
                                                Vice President, Regional
                                                Director, Investment
                                                Consulting Services,
                                                Morgan Stanley, Dean
                                                Witter, Discover & Co.,
                                                a financial services
                                                company (July
                                                1992-February 1998);
                                                Vice President, Regional
                                                Director, Investment
                                                Consulting Services,
                                                Dean Witter, a financial
                                                services company (May
                                                1994-September 1997);
                                                Vice President of the
                                                Board of Directors of
                                                Centerpoint, a public
                                                health and welfare
                                                organization (January
                                                1997-present); Advisory
                                                Board Member, Finaplex,
                                                a software company (2002
                                                to present); Director,
                                                ReFlow Fund LLC, an
                                                investment service
                                                company (2002 to
                                                present).; Advisory
                                                Board of SunGard Expert
                                                Solutions (1998 to
                                                present)

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11/th/ Floor, San Francisco, CA 94104.
**Each Director will hold office for an indefinite term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
***This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
****Mr. Reid is considered an interested director because he acts as President of the Investment Advisor and holds other positions with an affiliate of the Company.


                              54                December 31, 2004

--------------------------------------------------------------------------------

INTERESTED DIRECTORS:

                                                                    Number of
                              Term of                                Funds in
               Position(s)  Office and                             Fund Complex
Name, Address,  Held with    Length of   Principal Occupation(s)   Overseen by      Other Directorships
   and Age*    the Company Time Served**  During Past Five Years     Director       Held by Director***
-------------- ----------- ------------- ------------------------  ------------ ---------------------------
DeWitt F.      Director    Since 2000    Principal, Pension             8       Trustee of the Brandes
 Bowman*****                             Investment Consulting, a               Institutional International
Age: 74                                  consulting company                     Fund (1) (May 1995-
                                         (February 1994-present);               present), Wilshire Mutual
                                         Interim Treasurer and                  Funds, RREEF III, and
                                         Vice President for                     Scynan Funds.
                                         Investments, Regents of
                                         the University of
                                         California (September
                                         2000-April 2001);
                                         Treasurer of Pacific
                                         Pension Institute, a
                                         non-profit education
                                         organization (February
                                         1994-2002); Treasurer of
                                         Edgewood Center for
                                         Children and Families, a
                                         non-profit care center
                                         (March 1994-present). He
                                         serves as a director of
                                         the Episcopal Diocese of
                                         California, a non-profit
                                         religious organization
                                         (June 1964-present) and
                                         RREEF America REIT, Inc.
                                         (May 1994-present) and
                                         as a trustee of the
                                         Pacific Gas and Electric
                                         Nuclear Decommissioning
                                         Trust Fund, a
                                         decommissioning trust
                                         (May 1994-present) and
                                         the PCG Private Equity
                                         Fund, a private equity
                                         fund of funds (May
                                         1998-present).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11/th/ Floor, San Francisco, CA 94104.
**Each Director will hold office for an indefinite term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
***This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
*****Mr. Bowman is considered an interested director because he is affiliated with a company that has provided or may provide consulting services to Forward Management, LLC in the future.

               December 31, 2004              55

--------------------------------------------------------------------------------

OFFICERS:

                                                                           Number of
                                    Term of                              Portfolios in
                      Position(s)  Office and                            Fund Complex
   Name, Address,      Held with   Length of   Principal Occupation(s)    Overseen by  Other Directorships
      and Age         the Company Time Served*  During Past Five Years     Director     Held by Director
--------------------- ----------- ------------ ------------------------  ------------- -------------------
Jeremy Deems          Treasurer   Since 2004   Chief Financial Officer        N/A      N/A
433 California Street                          at Forward Management
Suite 1010                                     since 2004; Controller
San Francisco, CA                              at Forward Management
94104                                          (2000-2004)
Age: 28

Lori V.               Secretary   Since 2003   Associate Counsel at           N/A      N/A
 O'Shaughnessy                                 PFPC Inc. since 2002;
4400 Computer Drive                            Associate Counsel at
Westborough, MA                                Investors Bank & Trust
01581                                          Company, a financial
Age: 33                                        service provider
                                               (2001-2002); Manager in
                                               the Regulatory
                                               Administration
                                               Department of PFPC Inc.
                                               (1998-2001).

* Each officer shall hold office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

                              56                December 31, 2004

                           Investment Advisor
                      Forward Management, LLC
                            San Francisco, CA

                                  Distributor
                      PFPC Distributors, Inc.
                          King of Prussia, PA

                                      Counsel
                                  Dechert LLP
                               Washington, DC

Independent Registered Public Accounting Firm
                  PricewaterhouseCoopers, LLP
                            San Francisco, CA

                                    Custodian
                Brown Brothers Harriman & Co.
                                   Boston, MA

We all have reasons to invest. Some of us have greater objectives. Sierra Club Mutual Funds are for people interested in uniting their financial goals with environmental progress.

   Invest with a purpose.
Invest for our planet.

                                             Sierra Club Mutual Funds
                                             www.sierraclubfunds.com
                                             E-Mail: info@sierraclubfunds.com
                                             Toll-Free Tel: (866) 897-5982

                                             SCANN 12/04

                                             Printed on recycled paper [GRAPHIC]
                                             using soy based inks

                                             [GRAPHIC] PRINTED WITH SOYINK

Item 2. Code of Ethics.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Kenneth V. Domingues is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $143,000 in 2004 and $110,000 in 2003.

Audit-Related Fees

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
          (a) of this Item are NONE in 2004 and NONE in 2003.

Tax Fees

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $16,960 in 2004 and $14,000 in 2003.

          Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

All Other Fees

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $ NONE in 2004 and NONE in 2003.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

            The Registrant's Audit Committee has established polices and procedures ("Procedures") for pre-approval of all audit and permissible non-audit services provided by its independent accountant ("Auditor"). Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Fund's financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor's qualifications and independence. The Audit Committee shall also consider the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the Fund will receive. The Audit Committee will report to the Board of directors regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

            Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Fund and its service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services, as it believes to be appropriate. On an annual basis, management of the Fund, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Fund may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Fund's operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Fund and to its service affiliates on a project-by-project basis.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b)   N/A

               (c)   100%

               (d)   N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was NONE in 2004.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $61,960 in 2004 and $54,000 in 2003.

               Fees include audit services provided to the Advisor and its affiliates of $45,000 in 2004 and $40,000 in 2003.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b)
          or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Forward Funds, Inc.


By (Signature and Title)* /s/ J. Alan Reid
                          --------------------------------------------
                          J. Alan Reid, Jr., President & Director

Date February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ J. Alan Reid
                          --------------------------------------------
                          J. Alan Reid, Jr., President & Director

Date February 28, 2005


By (Signature and Title)* /s/ Jeremy W. Deems
                          --------------------------------------------
                          Jeremy W. Deems, Treasurer

Date February 28, 2005

* Print the name and title of each signing officer under his or her signature.